UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-0560

John Hancock Investment Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock
MUTUAL FUNDS

John Hancock
Sovereign Investors Fund

Annual Report
10.31.12

A look at performance

Total returns for the period ended October 31, 2012

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

Class A	5.86	–1.38	4.31	—	5.86	–6.69	52.46	—

Class B	5.69	–1.40	4.25	—	5.69	–6.81	51.60	—

Class C	9.65	–1.05	4.11	—	9.65	–5.13	49.66	—

Class I2	11.78	0.09	—	4.30	11.78	0.44	—	45.59

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I
Net/Gross (%)	1.17	1.86	1.87	0.79

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

See the following page for footnotes.

6 Sovereign Investors Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class B3	10-31-02	$15,160	$15,160	$19,500

Class C3	10-31-02	14,966	14,966	19,500

Class I2	12-1-03	14,559	14,559	15,822

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04.

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 From 12-1-03.

2 For certain types of investors, as described in the Fund’s prospectus.

3 No contingent deferred sales charge is applicable.

Annual report | Sovereign Investors Fund 7

Management’s discussion of

Fund performance

By Sovereign Asset Management a division of Manulife Asset Management (US) LLC

For the 12 months ended October 31, 2012, the S&P 500 Index, the Fund’s benchmark, posted a return of 15.21%, while the average large-cap blend fund monitored by Morningstar, Inc., the Fund’s peer group, produced a 12.55% result. Investors were cheered by European leaders’ apparent progress in resolving the region’s sovereign debt problems. Encouraging U.S. economic data, particularly on the employment front, also helped fuel a stock rally in the first quarter of 2012. Later in the period, optimism about further stimulative action by global central banks was an important factor driving share prices higher. While all 10 of the benchmark’s sectors produced gains during the period, telecommunication services posted the strongest result, with a total return of almost 26%. The laggards were materials and energy, both of which still managed to record single-digit gains.

During the year ended October 31, 2012, John Hancock Sovereign Investors Fund’s Class A shares returned 11.40%, excluding sales charges. Stock selection in health care and industrials accounted for most of the Fund’s underperformance. Further, given ongoing economic weakness in Europe and China, many of the Fund’s holdings with international exposure suffered. At the stock level, the Fund’s performance was hampered by rail carrier Norfolk Southern Corp. In September, the company announced that its third quarter financial results would come in below expectations, and we sold the position from the Fund’s portfolio. Occidental Petroleum Corp. was also a detractor, as was athletic shoemaker NIKE, Inc. Conversely, stock picking in materials added value, as did security selection and an underweighting in utilities, which lagged the broader market. Individual contributors included off-price retailer TJX Companies, Inc. With consumer spending holding up fairly well, especially at discount stores, and the company managing its inventory effectively, the stock posted a gain of almost 43%. Other contributors were home improvement retailer The Home Depot, Inc., which was eliminated from the Fund’s portfolio, and consumer electronics maker Apple, Inc. The latter was the Fund’s largest position at the end of the period and its biggest contributor in absolute terms.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8 Sovereign Investors Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2012 with the same investment held until October 31, 2012.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period end 10-31-12[1]

Class A	$1,000.00	$996.30	$5.97

Class B	1,000.00	992.90	9.47

Class C	1,000.00	992.80	9.47

Class I	1,000.00	998.20	4.02

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Sovereign Investors Fund 9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2012, with the same investment held until October 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period end 10-31-12[1]

Class A	$1,000.00	$1,019.20	$6.04

Class B	1,000.00	1,015.60	9.58

Class C	1,000.00	1,015.60	9.58

Class I	1,000.00	1,021.10	4.06

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.19%, 1.89%, 1.89% and 0.80% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10 Sovereign Investors Fund | Annual report

Portfolio summary

Top 10 Holdings (30.9% of Net Assets on 10-31-12)[1,2]

Apple, Inc.	4.5%	IBM Corp.	2.6%

Johnson & Johnson	4.1%	General Electric Company	2.6%

Exxon Mobil Corp.	3.6%	Oracle Corp.	2.6%

Philip Morris International, Inc.	3.4%	PepsiCo, Inc.	2.4%

QUALCOMM, Inc.	2.7%	AT&T, Inc.	2.4%

Sector Composition[1,3]

Information Technology	20.7%	Consumer Discretionary	10.2%

Financials	14.4%	Telecommunication Services	2.4%

Health Care	12.0%	Utilities	2.1%

Industrials	11.3%	Materials	1.3%

Consumer Staples	11.1%	Short-Term Investments & Other	4.0%

Energy	10.5%

1 Cash and cash equivalents not included.

2 As a percentage of net assets on 10-31-12.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Sovereign Investors Fund 11

Fund’s investments

As of 10-31-12

	Shares	Value
Common Stocks 96.0%		$536,341,207

(Cost $385,234,892)

Consumer Discretionary 10.2%		57,222,466

Hotels, Restaurants & Leisure 3.5%

Darden Restaurants, Inc.	136,100	7,161,580

Marriott International, Inc. (L)	93,100	3,396,288

McDonald’s Corp.	106,800	9,270,240

Multiline Retail 1.7%

Target Corp.	148,800	9,486,000

Specialty Retail 1.9%

TJX Companies, Inc.	252,600	10,515,738

Textiles, Apparel & Luxury Goods 3.1%

NIKE, Inc., Class B	103,000	9,412,140

VF Corp. (L)	51,000	7,980,480

Consumer Staples 11.1%		62,214,531

Beverages 3.4%

Diageo PLC, ADR	25,800	2,947,392

PepsiCo, Inc.	193,325	13,385,823

The Coca-Cola Company	76,300	2,836,834

Food & Staples Retailing 0.5%

Wal-Mart Stores, Inc.	39,000	2,925,780

Food Products 1.5%

General Mills, Inc.	214,400	8,593,152

Household Products 2.2%

The Procter & Gamble Company	177,695	12,303,602

Tobacco 3.5%

Philip Morris International, Inc.	217,050	19,221,948

Energy 10.5%		58,638,570

Energy Equipment & Services 1.6%

Schlumberger, Ltd.	125,700	8,739,921

Oil, Gas & Consumable Fuels 8.9%

Chevron Corp.	80,700	8,893,947

ConocoPhillips	167,700	9,701,445

Exxon Mobil Corp.	222,100	20,248,857

Occidental Petroleum Corp.	140,000	11,054,400

12 Sovereign Investors Fund | Annual report	See notes to financial statements

	Shares	Value
Financials 14.4%		$80,680,745

Capital Markets 4.5%

Invesco, Ltd.	380,005	9,241,722

T. Rowe Price Group, Inc.	149,300	9,695,542

The Goldman Sachs Group, Inc.	53,300	6,523,387

Commercial Banks 5.1%

Cullen/Frost Bankers, Inc. (L)	145,000	8,018,500

U.S. Bancorp	354,700	11,779,587

Wells Fargo & Company	256,400	8,638,116

Diversified Financial Services 1.2%

JPMorgan Chase & Company	162,191	6,760,121

Insurance 3.6%

ACE, Ltd.	139,400	10,963,810

Aflac, Inc.	182,000	9,059,960

Health Care 12.0%		67,063,856

Health Care Equipment & Supplies 2.3%

Baxter International, Inc.	97,500	6,106,425

Becton, Dickinson and Company	88,100	6,667,408

Health Care Providers & Services 1.6%

UnitedHealth Group, Inc.	155,800	8,724,800

Pharmaceuticals 8.1%

GlaxoSmithKline PLC, ADR (L)	236,300	10,609,870

Johnson & Johnson	319,800	22,648,236

Novartis AG, ADR (L)	203,558	12,307,117

Industrials 11.3%		62,885,618

Aerospace & Defense 1.9%

United Technologies Corp.	136,000	10,629,760

Electrical Equipment 1.6%

Emerson Electric Company	181,900	8,809,417

Industrial Conglomerates 2.7%

General Electric Company	701,750	14,778,855

Machinery 4.1%

Caterpillar, Inc.	84,476	7,164,410

Dover Corp.	165,500	9,635,410

Stanley Black & Decker, Inc.	90,000	6,237,000

Professional Services 1.0%

Robert Half International, Inc.	209,400	5,630,766

Information Technology 20.7%		115,792,442

Communications Equipment 2.7%

QUALCOMM, Inc.	259,000	15,170,925

Computers & Peripherals 5.4%

Apple, Inc.	42,125	25,068,588

EMC Corp. (I)	215,000	5,250,300

Internet Software & Services 2.1%

Google, Inc., Class A (I)	16,860	11,460,922

See notes to financial statements	Annual report | Sovereign Investors Fund 13

			Shares	Value
IT Services 2.7%

IBM Corp.			76,000	$14,784,280

Semiconductors & Semiconductor Equipment 2.9%

Linear Technology Corp.			291,000	9,096,660

Microchip Technology, Inc. (L)			233,800	7,329,630

Software 4.9%

Microsoft Corp.			455,050	12,984,852

Oracle Corp.			471,700	14,646,285

Materials 1.3%				6,988,618

Chemicals 1.3%

Praxair, Inc.			65,800	6,988,618

Telecommunication Services 2.4%				13,203,383

Diversified Telecommunication Services 2.4%

AT&T, Inc.			381,711	13,203,383

Utilities 2.1%				11,650,978

Electric Utilities 2.1%

NextEra Energy, Inc.			166,300	11,650,978

		Yield (%)	Shares	Value
Securities Lending Collateral 7.7%				$43,136,349

(Cost $43,128,753)
John Hancock Collateral Investment Trust (W)		0.3146 (Y)	4,310,101	43,136,349

		Maturity
	Yield* (%)	date	Par value	Value

Short-Term Investments 2.0%				$11,250,000

(Cost $11,250,000)

U.S. Government Agency 1.8%				10,000,000

Federal Home Loan Discount Notes	0.050	11-01-12	$10,000,000	10,000,000

Repurchase Agreement 0.2%				1,250,000

Repurchase Agreement with State Street Corp. dated 10-31-12 at 0.010%
to be repurchased at $1,250,000 on 11-1-12, collateralized by $935,000
U.S. Treasury Bonds, 4.625% due 2-15-40 (valued at $1,279,918
including interest)			1,250,000	1,250,000

Total investments (Cost $439,613,645)† 105.7%				$590,727,556

Other assets and liabilities, net (5.7%)				($31,899,800)

Total net assets 100.0%				$558,827,756

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

14 Sovereign Investors Fund | Annual report	See notes to financial statements

Notes to Schedule of Investments

ADR American Depositary Receipts

(I) Non-income producing security.

(L) A portion of this security is on loan as of 10-31-12.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. This investment represents securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 10-31-12.

* Yield represents the annualized yield at the date of purchase.

† At 10-31-12, the aggregate cost of investment securities for federal income tax purposes was $440,848,217. Net unrealized appreciation aggregated $149,879,339, of which $152,860,098 related to appreciated investment securities and $2,980,759 related to depreciated investment securities.

See notes to financial statements	Annual report | Sovereign Investors Fund 15

Financial statements

Statement of assets and liabilities 10-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $396,484,892) including
$42,012,226 of securities loaned	$547,591,207
Investments in affiliated issuers, at value (Cost $43,128,753)	43,136,349

Total investments, at value (Cost $439,613,645)	590,727,556

Cash	11,286,460
Receivable for investments sold	5,329,078
Receivable for fund shares sold	485,960
Dividends and interest receivable	709,002
Receivable for securities lending income	6,626
Other receivables and prepaid expenses	129,408

Total assets	608,674,090

Liabilities

Payable for investments purchased	5,614,831
Payable for fund shares repurchased	785,787
Payable upon return of securities loaned	43,139,002
Payable to affiliates
Accounting and legal services fees	22,169
Transfer agent fees	89,792
Trustees’ fees	102,425
Other liabilities and accrued expenses	92,328

Total liabilities	49,846,334

Net assets

Paid-in capital	$379,721,430
Undistributed net investment income	189,538
Accumulated net realized gain (loss) on investments	27,802,877
Net unrealized appreciation (depreciation) on investments	151,113,911

Net assets	$558,827,756

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($491,254,992 ÷ 29,227,226 shares)	$16.81
Class B ($17,609,283 ÷ 1,052,143 shares)[1]	$16.74
Class C ($16,187,882 ÷ 964,720 shares)[1]	$16.78
Class I ($33,775,599 ÷ 2,007,484 shares)	$16.82

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$17.69

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16 Sovereign Investors Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$14,152,564
Securities lending	124,994
Interest	1,394
Less foreign taxes withheld	(115,420)

Total investment income	14,163,532

Expenses

Investment management fees	3,448,838
Distribution and service fees	1,875,254
Accounting and legal services fees	131,794
Transfer agent fees	1,109,670
Trustees’ fees	33,821
State registration fees	76,878
Printing and postage	64,906
Professional fees	68,590
Custodian fees	70,225
Registration and filing fees	33,178
Other	26,216

Total expenses	6,939,370

Net investment income	7,224,162

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	31,937,859
Investments in affiliated issuers	12,474
Capital gain distributions received from unaffiliated underlying funds	2,246

31,952,579
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	23,156,682
Investments in affiliated issuers	(6,469)

23,150,213

Net realized and unrealized gain	55,102,792

Increase in net assets from operations	$62,326,954

See notes to financial statements	Annual report | Sovereign Investors Fund 17

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-12	10-31-11

Increase (decrease) in net assets

From operations
Net investment income	$7,224,162	$5,476,507
Net realized gain	31,952,579	36,649,820
Change in net unrealized appreciation (depreciation)	23,150,213	(14,953,006)

Increase in net assets resulting from operations	62,326,954	27,173,321

Distributions to shareholders
From net investment income
Class A	(6,835,524)	(4,838,696)
Class B	(130,307)	(57,192)
Class C	(116,411)	(47,246)
Class I	(618,197)	(443,685)
From net realized gain
Class A	(4,951,731)	—
Class B	(197,440)	—
Class C	(177,125)	—
Class I	(368,148)	—

Total distributions	(13,394,883)	(5,386,819)

From Fund share transactions	(50,487,230)	(30,153,810)

Total decrease	(1,555,159)	(8,367,308)

Net assets

Beginning of year	560,382,915	568,750,223

End of year	$558,827,756	$560,382,915

Undistributed net investment income	$189,538	$15,901

18 Sovereign Investors Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$15.46	$14.94	$13.84	$12.88	$18.29	$18.94
Net investment income[2]	0.21	0.15	0.16	0.14	0.16	0.21
Net realized and unrealized gain (loss)
on investments	1.52	0.52	1.10	0.96	(4.93)	1.29
Total from investment operations	1.73	0.67	1.26	1.10	(4.77)	1.50
Less distributions
From net investment income	(0.22)	(0.15)	(0.16)	(0.14)	(0.17)	(0.21)
From net realized gain	(0.16)	—	—	—	(0.47)	(1.94)
Total distributions	(0.38)	(0.15)	(0.16)	(0.14)	(0.64)	(2.15)
Net asset value, end of period	$16.81	$15.46	$14.94	$13.84	$12.88	$18.29
Total return (%)[3,4]	11.40	4.49	9.12	8.75	(26.71)[5]	7.83

Ratios and supplemental data

Net assets, end of period (in millions)	$491	$487	$503	$491	$493	$758
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.19	1.17	1.22	1.34	1.20[6]	1.14
Expenses net of fee waivers and credits	1.19	1.17	1.21	1.33	1.20[6]	1.14
Net investment income	1.28	0.97	1.09	1.13	1.19[6]	1.04
Portfolio turnover (%)	32	52	48	77	64	46

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Annualized.

See notes to financial statements	Annual report | Sovereign Investors Fund 19

CLASS B SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$15.39	$14.88	$13.78	$12.83	$18.23	$18.89
Net investment income[2]	0.10	0.04	0.06	0.06	0.06	0.07
Net realized and unrealized gain (loss)
on investments	1.52	0.51	1.10	0.95	(4.91)	1.28
Total from investment operations	1.62	0.55	1.16	1.01	(4.85)	1.35
Less distributions
From net investment income	(0.11)	(0.04)	(0.06)	(0.06)	(0.08)	(0.07)
From net realized gain	(0.16)	—	—	—	(0.47)	(1.94)
Total distributions	(0.27)	(0.04)	(0.06)	(0.06)	(0.55)	(2.01)
Net asset value, end of period	$16.74	$15.39	$14.88	$13.78	$12.83	$18.23
Total return (%)[3,4]	10.69	3.69	8.40	7.95	(27.14)[5]	7.05

Ratios and supplemental data

Net assets, end of period (in millions)	$18	$20	$25	$34	$43	$79
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.89	1.86	1.93	2.05	1.90[6]	1.85
Expenses net of fee waivers and credits	1.89	1.86	1.93	2.04	1.90[6]	1.84
Net investment income	0.59	0.28	0.41	0.46	0.47[6]	0.33
Portfolio turnover (%)	32	52	48	77	64	46

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Annualized.

CLASS C SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$15.43	$14.91	$13.81	$12.86	$18.27	$18.92
Net investment income[2]	0.10	0.04	0.05	0.05	0.07	0.07
Net realized and unrealized gain (loss)
on investments	1.52	0.52	1.11	0.96	(4.93)	1.29
Total from investment operations	1.62	0.56	1.16	1.01	(4.86)	1.36
Less distributions
From net investment income	(0.11)	(0.04)	(0.06)	(0.06)	(0.08)	(0.07)
From net realized gain	(0.16)	—	—	—	(0.47)	(1.94)
Total distributions	(0.27)	(0.04)	(0.06)	(0.06)	(0.55)	(2.01)
Net asset value, end of period	$16.78	$15.43	$14.91	$13.81	$12.86	$18.27
Total return (%)[3,4]	10.65	3.76	8.38	7.93	(27.13)[5]	7.10

Ratios and supplemental data

Net assets, end of period (in millions)	$16	$17	$17	$13	$9	$15
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.89	1.87	1.91	2.03	1.90[6]	1.85
Expenses net of fee waivers and credits	1.89	1.87	1.91	2.02	1.90[6]	1.84
Net investment income	0.58	0.27	0.38	0.39	0.48[6]	0.34
Portfolio turnover (%)	32	52	48	77	64	46

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Annualized.

20 Sovereign Investors Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$15.48	$14.96	$13.86	$12.90	$18.29	$18.93
Net investment income[2]	0.27	0.22	0.19	0.21	0.11	0.30
Net realized and unrealized gain (loss)
on investments	1.52	0.52	1.13	0.96	(4.81)	1.29
Total from investment operations	1.79	0.74	1.32	1.17	(4.70)	1.59
Less distributions
From net investment income	(0.29)	(0.22)	(0.22)	(0.21)	(0.22)	(0.29)
From net realized gain	(0.16)	—	—	—	(0.47)	(1.94)
Total distributions	(0.45)	(0.22)	(0.22)	(0.21)	(0.69)	(2.23)
Net asset value, end of period	$16.82	$15.48	$14.96	$13.86	$12.90	$18.29
Total return (%)[3]	11.78	4.95	9.56	9.28	(26.36)[4]	8.35

Ratios and supplemental data

Net assets, end of period (in millions)	$34	$36	$24	$4	$10	—[5]
Ratios (as a percentage of average
net assets):
Expenses before reductions	0.79	0.76	0.81	0.82	0.73[6]	0.71
Expenses net of fee waivers and credits	0.79	0.76	0.81	0.82	0.73[6]	0.71
Net investment income	1.67	1.37	1.36	1.77	1.02[6]	1.54
Portfolio turnover (%)	32	52	48	77	64	46

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

See notes to financial statements	Annual report | Sovereign Investors Fund 21

Notes to financial statements

Note 1 — Organization

John Hancock Sovereign Investors Fund (the Fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term growth of capital and income without assuming undue market risks.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Investments by the Funds in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

22 Sovereign Investors Fund | Annual report

As of October 31, 2012, all investments are categorized as Level 1 under the hierarchy described above, except short-term investments, which are categorized as Level 2.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The Fund may lend its securities to earn additional income. It receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, an affiliate of the Fund, which has a floating net asset value (NAV) and invests in short term investments as part of the securities lending program, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral and through securities lending provider indemnification, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value or possible loss of rights in the collateral should the borrower fail financially. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2012 were $1,503. For the year ended October 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense

Annual report | Sovereign Investors Fund 23

estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended October 31, 2012 and October 31, 2011 was as follows:

	OCTOBER 31, 2012	OCTOBER 31, 2011

Ordinary Income	$7,700,439	$5,386,819
Long-Term Capital Gain	$5,694,444	—

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2012, the components of distributable earnings on a tax basis consisted of $5,364,592 of undistributed ordinary income and $23,933,382 of long-term capital gains.

Such distributions and distributable earnings on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, treating a portion of the proceeds from redemptions as distributions for tax purposes and litigation proceeds.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

24 Sovereign Investors Fund | Annual report

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust including the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $750,000,000 of the Fund’s average daily net assets; (b) 0.55% of the next $750,000,000 of the Fund’s average daily net assets; (c) 0.50% of the next $1,000,000,000; and (d) 0.45% of the Fund’s average daily net assets in excess of $2,500,000,000. The Adviser has a subadvisory agreement with Sovereign Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2012 were equivalent to a net annual effective rate of 0.60% of the Fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2012 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays the following contractual rates of distribution fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE

Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $218,958 for the year ended October 31, 2012. Of this amount, $34,663 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $145,541 was paid as sales commissions to broker-dealers and $38,754 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Adviser.

Annual report | Sovereign Investors Fund 25

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2012, CDSCs received by the Distributor amounted to $22,883 and $2,443 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2012 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$1,511,357	$1,000,633
Class B	191,880	38,146
Class C	172,017	34,170
Class I	—	36,721
Totals	$1,875,254	$1,109,670

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The John Hancock Group of Funds Deferred Compensation Plan (the Plan) was in effect on October 31, 2012 but since then has been terminated. Under the Plan, deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

26 Sovereign Investors Fund | Annual report

Note 5 — Fund share transactions

Transactions in Fund shares for the years ended October 31, 2012 and 2011 were as follows:

	Year ended 10-31-12		Year ended 10-31-11
	Shares	Amount	Shares	Amount
Class A shares

Sold	2,324,826	$38,175,122	3,645,826	$55,521,480
Distributions reinvested	716,629	11,245,327	289,676	4,480,264
Repurchased	(5,329,266)	(88,190,356)	(6,100,837)	(96,225,349)

Net decrease	(2,287,811)	($38,769,907)	(2,165,335)	($36,223,605)

Class B shares

Sold	105,762	$1,730,817	171,713	$2,722,028
Distributions reinvested	19,815	305,076	3,462	53,166
Repurchased	(361,724)	(5,923,639)	(584,262)	(9,208,760)

Net decrease	(236,147)	($3,887,746)	(409,087)	($6,433,566)

Class C shares

Sold	79,802	$1,304,223	274,266	$4,379,176
Distributions reinvested	16,872	260,521	2,605	39,974
Repurchased	(260,914)	(4,254,392)	(259,960)	(4,015,051)

Net increase (decrease)	(164,240)	($2,689,648)	16,911	$404,099

Class I shares

Sold	514,729	$8,658,521	1,390,765	$22,337,820
Distributions reinvested	60,673	955,570	27,248	420,328
Repurchased	(894,736)	(14,754,020)	(679,532)	(10,658,886)

Net increase (decrease)	(319,334)	($5,139,929)	738,481	$12,099,262

Net decrease	(3,007,532)	($50,487,230)	(1,819,030)	($30,153,810)

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $179,000,502 and $232,527,319, respectively, for the year ended October 31, 2012.

Annual report | Sovereign Investors Fund 27

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and
the Shareholders of John Hancock Sovereign Investors Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Sovereign Investors Fund (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2012

28 Sovereign Investors Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund paid $7,938,885 in capital gain dividends.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

In prior years, certain dividends paid by the Fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, such favorable treatment of dividend income is scheduled to expire as are certain other favorable tax provisions. As a result, absent congressional action, the maximum tax rate on dividend income will increase from 15% to 39.6%. Congress is considering various tax law changes that could alter these changes in tax rates or that could otherwise affect the Fund or its shareholders.

Annual report | Sovereign Investors Fund 29

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Sovereign Investors Fund (the Fund), a series of John Hancock Investment Trust (the Trust), met in-person on May 6–8 and June 3–5, 2012 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

On June 3–5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3–5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3–5, 2012, Investment Performance Committee B was a standing committee of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee B was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 6–8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (Lipper), on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as

30 Sovereign Investors Fund | Annual report

institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 6–8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6–8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3–5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreement, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and its affiliate’s transfer agency operations and considered the

Annual report | Sovereign Investors Fund 31

Adviser’s and its affiliates’ policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not mutual funds, the differences in services relate to the greater share purchase and redemption activity in a mutual fund, the generally higher turnover of mutual fund portfolio holdings, the more burdensome regulatory and legal obligations of mutual funds and the higher marketing costs for mutual funds. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Sovereign Investors Fund	0.45%	10.01%	–0.15%	1.76%
Class A Shares
Large-Cap Core Category Average	–0.59%	12.77%	–0.82%	2.45%
S&P 500 Daily Reinv Index	2.11%	14.11%	–0.25%	2.92%

The Board noted that the Fund had outperformed its Category’s average performance over certain periods shown and had underperformed its Category’s average performance for other periods shown. The Board noted that the Fund had underperformed its benchmark index’s performance over all periods shown, except for the five-year period over which it slightly outperformed. The Board concluded that the steps the Adviser and Subadviser were taking had not yet resulted in outperformance and that the Board would continue to monitor Fund performance for improvement over time.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar

32 Sovereign Investors Fund | Annual report

investment mandates, including other registered investment companies, institutional investors and separate accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and, if different, the Fund’s total operating expense ratio after taking into account any fee waiver or expense waiver agreement by the Adviser (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Expense Group median.

The Board noted that the Fund’s advisory fee ratio was three basis points below the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios for Class A shares contained in the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	FUND — CLASS A	EXPENSE GROUP MEDIAN

Advisory Fee Ratio	0.60%	0.63%
Gross Expense Ratio	1.17%	1.18%
Net Expense Ratio	1.17%	1.17%

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board considered limited profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered basic assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

Annual report | Sovereign Investors Fund 33

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreement each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

34 Sovereign Investors Fund | Annual report

Special Shareholder Meeting

On November 15, 2012, a Special Meeting of the Shareholders of John Hancock Investment Trust and each of its series, including John Hancock Sovereign Investors Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Investment Trust.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	186,793,981.29	2,454,725.91
Peter S. Burgess	186,767,594.21	2,481,112.98
William H. Cunningham	186,751,001.08	2,497,706.12
Grace K. Fey	186,971,057.60	2,277,649.60
Theron S. Hoffman	186,860,324.01	2,388,383.19
Deborah C. Jackson	187,030,187.95	2,218,519.25
Hassell H. McClellan	186,781,849.17	2,466,858.02
James M. Oates	186,740,904.19	2,507,803.01
Steven R. Pruchansky	186,832,688.86	2,416,018.33
Gregory A. Russo	186,893,937.02	2,354,770.18

Non-Independent Trustees
James R. Boyle	186,948,038.35	2,300,668.84
Craig Bromley	186,944,350.74	2,304,356.46
Warren A. Thomson	186,985,205.97	2,263,501.23

Annual report | Sovereign Investors Fund 35

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James M. Oates,[2] Born: 1946	2012	240

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairman of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III
(2005–2006); Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable
Insurance Trust; Trustee and Chairman of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	240

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust (since
1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	240

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	240

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000);
former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks
Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986); Trustee,
John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	240

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

36 Sovereign Investors Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	240

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	240

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	240

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2005).

Steven R. Pruchansky, Born: 1944	1991	240

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairman of the Board (2011–2012),
John Hancock retail funds; Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2012).

Gregory A. Russo, Born: 1949	2009	240

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Annual report | Sovereign Investors Fund 37

Non-Independent Trustees4

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[2] Born: 1959	2012	240

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	240

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2010), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	240

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since
2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since
2001, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

38 Sovereign Investors Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust (since 2010 and 2007–2009, including prior positions); Treasurer, John Hancock Fund II
(since 2010, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210–2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800–225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Fund, effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive or director with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

Annual report | Sovereign Investors Fund 39

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Advisers, LLC
Charles L. Bardelis*
James R. Boyle†	Subadviser
Craig Bromley†	Sovereign Asset Management
Peter S. Burgess*	a division of Manulife Asset Management
William H. Cunningham	(US) LLC
Grace K. Fey
Theron S. Hoffman*	Principal distributor
Deborah C. Jackson	John Hancock Funds, LLC
Hassell H. McClellan
Steven R. Pruchansky, Vice Chairman	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Hugh McHaffie
President	Legal counsel
K&L Gates LLP
Andrew G. Arnott
Executive Vice President	Independent registered
public accounting firm
Thomas M. Kinzler	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee

†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

40 Sovereign Investors Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Sovereign Investors Fund.	29A 10/12
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/12

John Hancock

MUTUAL FUNDS

John Hancock

Balanced Fund

Annual Report

10.31.12

A look at performance

Total returns for the period ended October 31, 2012

							SEC 30-day
	Average annual total returns (%)			Cumulative total returns (%)			yield (%)
	with maximum sales charge			with maximum sales charge			subsidized[1]

							as of
	1-year	5-year	10-year	1-year	5-year	10-year	10-31-12

Class A	7.23	1.58	8.25	7.23	8.16	121.04	1.80

Class B	7.03	1.53	8.21	7.03	7.91	120.20	1.20

Class C	11.09	1.92	8.07	11.09	9.97	117.22	1.20

Class I1	13.24	3.05	9.31	13.24	16.22	143.53	2.27

Class R1[1,2]	12.50	2.30	8.49	12.50	12.05	125.82	1.31

Class R2[1,2]	12.99	2.64	8.91	12.99	13.94	134.69	2.10

Class R3[1,2]	12.69	2.40	8.59	12.69	12.61	128.07	1.52

Class R4[1,2]	13.01	2.71	8.92	13.01	14.30	134.97	2.05

Class R5[1,2]	13.27	3.00	9.24	13.27	15.95	141.95	2.25

Class R6[1,2]	13.35	3.11	9.41	13.35	16.56	145.89	2.35

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least through 2-28-14 for Class R4. Had the fee waivers and expense limitations not been in place gross expenses would apply. For all other classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2*	Class R3	Class R4	Class R5	Class R6*
Net (%)	1.16	1.86	1.86	0.78	1.45	1.22	1.36	0.96	0.76	0.72
Gross (%)	1.16	1.86	1.86	0.78	1.45	1.22	1.36	1.06	0.76	0.72

* Expenses have been estimated for the Class’s first full year of operations.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

See the following page for footnotes.

6	Balanced Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index 1	Index 2

Class B3	10-31-02	$22,020	$22,020	$19,500	$16,910

Class C3	10-31-02	21,722	21,722	19,500	16,910

Class I1	10-31-02	24,353	24,353	19,500	16,910

Class R1[1]	10-31-02	22,582	22,582	19,500	16,910

Class R2[1]	10-31-02	23,469	23,469	19,500	16,910

Class R3[1]	10-31-02	22,807	22,807	19,500	16,910

Class R4[1]	10-31-02	23,497	23,497	19,500	16,910

Class R5[1]	10-31-02	24,195	24,195	19,500	16,910

Class R6[1]	10-31-02	24,589	24,589	19,500	16,910

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04.

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 For certain types of investors, as described in the Fund’s prospectuses.

2 10-5-92 is the inception date for the oldest class of shares, Class A shares. Class R1, Class R3, Class R4 and Class R5 were first offered on 9-8-08; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R6 and Class R2 shares as applicable.

3 No contingent deferred sales charge is applicable.

Annual report | Balanced Fund	7

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of
Manulife Asset Management (US) LLC

Stocks rallied during the year ended October 31, 2012, as central banks worldwide lowered short-term interest rates to stimulate economic growth. Signs the U.S. economy was on sounder footing — including stabilization in the housing market, a drop in unemployment and modest improvement in U.S. manufacturing — also helped. The market’s climb, however, was interrupted by bouts of volatility, especially last spring, when escalating concerns over Europe’s sovereign debt crisis triggered a steep decline. For the year, large-cap stocks beat smaller caps, while U.S. equities outpaced most foreign markets. Fixed-income returns benefited from low or declining interest rates and an improving economic outlook. For the 12-month period, the S&P 500 Index returned 15.21%, and the Barclays Capital U.S. Aggregate Bond Index advanced 5.25%.

John Hancock Balanced Fund’s Class A shares returned 12.84%, excluding sales charges, for the year ended October 31, 2012, beating the 9.47% average return of its peer group, the Morningstar, Inc. moderate allocation fund category. The Fund’s stock portfolio — about 65% of assets — performed in line with its benchmark, the S&P 500 Index, while the fixed-income portfolio beat its benchmark, the Barclays Capital U.S. Aggregate Bond Index. Security selection within information technology and health care was particularly helpful. Top contributors included biotechnology leader Amgen, Inc., whose steep gains were fueled by dividend increases and share buybacks, and pharmaceutical benefits manager Express Scripts Holding Company, whose stock benefited from the trend toward generic drugs. Energy stock picks detracted versus the benchmark S&P 500 Index. However, the largest individual disappointment was office supply store Staples, Inc. in the consumer discretionary sector. Its stock declined as the company’s European and North American retail businesses continued to struggle. The fixed-income portfolio benefited from a sizable overweight in corporate bonds, which beat U.S. Treasuries by a wide margin. A bias toward lower credit quality issues also helped, as they outperformed higher-quality bonds.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if the creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal.

8	Balanced Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2012 with the same investment held until October 31, 2012.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period ended 10-31-12[1]

Class A	$1,000.00	$1,029.60	$5.97

Class B	1,000.00	1,026.10	9.52

Class C	1,000.00	1,026.00	9.52

Class I	1,000.00	1,031.50	4.03

Class R1	1,000.00	1,028.00	7.60

Class R2	1,000.00	1,030.50	4.90

Class R3	1,000.00	1,028.50	6.93

Class R4	1,000.00	1,030.10	4.95

Class R5	1,000.00	1,030.90	3.88

Class R6	1,000.00	1,031.80	3.63

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Balanced Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2012, with the same investment held until October 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period ended 10-31-12[1]

Class A	$1,000.00	$1,019.30	$5.94

Class B	1,000.00	1,015.70	9.47

Class C	1,000.00	1,015.70	9.47

Class I	1,000.00	1,021.20	4.01

Class R1	1,000.00	1,017.60	7.56

Class R2	1,000.00	1,020.30	4.88

Class R3	1,000.00	1,018.30	6.90

Class R4	1,000.00	1,020.30	4.93

Class R5	1,000.00	1,021.30	3.86

Class R6	1,000.00	1,021.60	3.61

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.17%, 1.87%, 1.87%, 0.79%, 1.49%, 0.96%, 1.36%, 0.97%, 0.76% and 0.71% for Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Balanced Fund | Annual report

Portfolio summary

Top 10 Equity Holdings (20.4% of Net Assets on 10-31-12)[1,2]

Apple, Inc.	2.8%	JPMorgan Chase & Company	1.9%

Microsoft Corp.	2.8%	PepsiCo, Inc.	1.7%

United Technologies Corp.	2.3%	Google, Inc., Class A	1.6%

QUALCOMM, Inc.	2.3%	CVS Caremark Corp.	1.6%

MetLife, Inc.	1.9%	Pfizer, Inc.	1.5%

Sector Composition[1,3]

Financials	19.6%	Materials	4.2%

Information Technology	12.7%	Asset-Backed Securities	3.9%

Health Care	8.2%	Telecommunication Services	2.9%

Industrials	8.1%	Utilities	2.4%

Energy	7.6%	U.S. Government	1.4%

Consumer Discretionary	7.6%	Foreign Government Obligations	0.2%

Consumer Staples	7.2%	Municipal Bonds	0.1%

U.S. Government Agency	6.7%	Short-Term Investments & Other	1.4%

Collateralized Mortgage Obligations	5.8%

1 As a percentage of net assets on 10-31-12.

2 Cash and cash equivalents not included.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

4 Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if the creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal.

Annual report | Balanced Fund	11

Fund’s investments

As of 10-31-12

	Shares	Value
Common Stocks 64.6%		$634,810,499

(Cost $518,289,801)

Consumer Discretionary 5.8%		56,957,504

Automobiles 0.5%

Ford Motor Company	458,194	5,113,445

Hotels, Restaurants & Leisure 1.2%

Carnival Corp.	228,170	8,643,080

McDonald’s Corp.	31,772	2,757,810

Internet & Catalog Retail 1.3%

Amazon.com, Inc. (I)	55,245	12,862,141

Media 0.5%

News Corp., Class B	179,369	4,369,429

Multiline Retail 0.5%

Target Corp.	77,708	4,953,885

Specialty Retail 1.6%

Lowe’s Companies, Inc.	371,232	12,020,492

Staples, Inc.	346,743	3,992,746

Textiles, Apparel & Luxury Goods 0.2%

NIKE, Inc., Class B	24,562	2,244,476

Consumer Staples 6.7%		66,230,221

Beverages 1.7%

PepsiCo, Inc.	245,278	16,983,049

Food & Staples Retailing 1.6%

CVS Caremark Corp.	335,259	15,556,018

Food Products 2.1%

Archer-Daniels-Midland Company	99,345	2,666,420

General Mills, Inc.	167,558	6,715,725

Kraft Foods Group, Inc. (I)	162,906	7,408,965

Mondelez International, Inc., Class A	153,813	4,082,197

Household Products 1.3%

The Procter & Gamble Company	185,122	12,817,847

Energy 6.7%		65,916,229

Energy Equipment & Services 2.0%

Noble Corp.	135,895	5,128,677

Schlumberger, Ltd.	155,290	10,797,314

Weatherford International, Ltd. (I)	360,734	4,076,294

12	Balanced Fund | Annual report	See notes to financial statements

	Shares	Value
Oil, Gas & Consumable Fuels 4.7%

Brazil Ethanol, Inc. (I)(S)	111,100	$1,111

ConocoPhillips	51,629	2,986,738

Denbury Resources, Inc. (I)	323,387	4,957,523

Exxon Mobil Corp.	101,785	9,279,738

Kinder Morgan, Inc.	120,000	4,165,200

Occidental Petroleum Corp.	60,847	4,804,479

Suncor Energy, Inc.	399,156	13,419,625

The Williams Companies, Inc.	180,038	6,299,530

Financials 12.3%		120,662,906

Capital Markets 3.7%

Ares Capital Corp.	204,271	3,566,572

BlackRock, Inc.	63,105	11,969,756

Franklin Resources, Inc.	48,574	6,207,757

Hercules Technology Growth Capital, Inc.	250,000	2,700,000

Lazard, Ltd., Class A	96,462	2,841,771

The Charles Schwab Corp.	267,852	3,637,430

The Goldman Sachs Group, Inc.	40,149	4,913,836

Commercial Banks 0.7%

HSBC Holdings PLC, ADR	59,094	2,916,880

PNC Financial Services Group, Inc.	69,711	4,056,483

Diversified Financial Services 3.0%

Citigroup, Inc.	150,063	5,610,856

JPMorgan Chase & Company	437,199	18,222,454

NYSE Euronext	241,701	5,984,517

Insurance 4.1%

Aon PLC	82,341	4,442,297

Berkshire Hathaway, Inc., Class B (I)	113,952	9,839,755

MetLife, Inc.	519,335	18,431,199

The Progressive Corp.	317,787	7,086,650

Real Estate Investment Trusts 0.8%

Digital Realty Trust, Inc.	72,079	4,427,813

MFA Financial, Inc.	211,154	1,725,128

Spirit Realty Capital, Inc. (I)	127,403	2,081,752

Health Care 8.0%		78,398,374

Biotechnology 1.0%

Amgen, Inc.	120,374	10,417,768

Health Care Equipment & Supplies 0.8%

Medtronic, Inc.	181,746	7,556,999

Health Care Providers & Services 1.4%

Express Scripts Holding Company (I)	145,390	8,947,301

McKesson Corp.	47,695	4,450,420

Pharmaceuticals 4.8%

Abbott Laboratories	178,781	11,713,731

Eli Lilly & Company	77,105	3,749,616

Merck & Company, Inc.	114,179	5,209,988

See notes to financial statements	Annual report | Balanced Fund	13

	Shares	Value
Pharmaceuticals (continued)

Pfizer, Inc.	592,339	$14,731,471

Roche Holding AG	242,005	11,621,080

Industrials 6.0%		58,644,731

Aerospace & Defense 2.2%

Honeywell International, Inc.	96,358	5,900,964

United Technologies Corp.	196,210	15,335,774

Air Freight & Logistics 0.4%

United Parcel Service, Inc., Class B	51,728	3,789,076

Commercial Services & Supplies 1.6%

Iron Mountain, Inc.	191,865	6,638,529

Republic Services, Inc.	325,437	9,226,139

Industrial Conglomerates 1.0%

Danaher Corp.	190,811	9,870,653

Professional Services 0.7%

Nielsen Holdings NV (I)	222,838	6,444,475

Trading Companies & Distributors 0.1%

Textainer Group Holdings, Ltd.	47,653	1,439,121

Information Technology 12.6%		124,260,793

Communications Equipment 2.3%

QUALCOMM, Inc.	386,031	22,611,766

Computers & Peripherals 3.9%

Apple, Inc.	46,722	27,804,262

EMC Corp. (I)	454,030	11,087,413

Internet Software & Services 2.1%

Google, Inc., Class A (I)	23,396	15,903,899

LinkedIn Corp., Class A (I)	41,016	4,385,841

Software 4.3%

Intuit, Inc.	144,376	8,578,822

Microsoft Corp.	950,804	27,131,192

Oracle Corp.	217,636	6,757,598

Materials 3.2%		31,517,742

Chemicals 2.6%

Air Products & Chemicals, Inc.	89,186	6,914,591

E.I. du Pont de Nemours & Company	179,008	7,969,436

Ecolab, Inc.	117,393	8,170,553

LyondellBasell Industries NV, Class A	51,813	2,766,296

Metals & Mining 0.6%

Avalon Rare Metals, Inc. (I)	451,700	723,625

Barrick Gold Corp.	64,646	2,618,163

Freeport-McMoRan Copper & Gold, Inc.	60,573	2,355,078

Telecommunication Services 1.5%		14,861,777

Diversified Telecommunication Services 1.1%

CenturyLink, Inc.	295,477	11,340,407

Wireless Telecommunication Services 0.4%

Vodafone Group PLC, ADR	129,367	3,521,370

14	Balanced Fund | Annual report	See notes to financial statements

			Shares	Value
Utilities 1.8%				$17,360,222

Electric Utilities 1.5%

PPL Corp.			488,849	14,460,153

Multi-Utilities 0.3%

TECO Energy, Inc.			162,287	2,900,069

Preferred Securities 2.1%				$20,690,819

(Cost $20,270,113)

Energy 0.1%				1,077,006

Oil, Gas & Consumable Fuels 0.1%

Apache Corp., Series D, 6.000% (L)			23,082	1,077,006

Financials 1.2%				11,965,755

Capital Markets 0.3%

Hercules Technology Growth Capital Inc., 7.000%			59,525	1,500,030

The Charles Schwab Corp., 6.000%			45,277	1,193,954

Commercial Banks 0.9%

PNC Financial Services Group, Inc., 5.375%			350,000	8,799,000

Regions Financial Corp., 6.375%			19,025	472,771

Industrials 0.8%				7,648,058

Aerospace & Defense 0.8%

United Technologies Corp., 7.500%			140,641	7,648,058

		Maturity
	Rate (%)	date	Par value	Value
U.S. Government & Agency Obligations 8.1%				$79,927,867

(Cost $78,502,485)

U.S. Government 1.4%				14,246,667

U.S. Treasury Bonds
Bond	3.000	05-15-42	$8,285,000	8,528,372

U.S. Treasury Notes
Note	1.625	08-15-22	4,285,000	4,256,882

U.S. Treasury Strips, PO	2.907	11-15-30	2,390,000	1,461,413

U.S. Government Agency 6.7%				65,681,200

Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	5.000	04-01-41	4,239,669	4,620,562
30 Yr Pass Thru	6.500	06-01-37	138,074	154,839
30 Yr Pass Thru	6.500	11-01-37	694,945	778,461

Federal National Mortgage Association
15 Yr Pass Thru	6.500	08-01-16	7,396	7,922
30 Yr Pass Thru	3.000	09-01-42	3,917,554	4,112,690
30 Yr Pass Thru	3.500	06-01-42	12,803,301	13,738,023
30 Yr Pass Thru	4.000	01-01-42	9,237,531	9,882,985
30 Yr Pass Thru	4.500	07-01-41	8,922,715	9,804,196
30 Yr Pass Thru	5.000	03-01-41	4,775,987	5,245,734
30 Yr Pass Thru	5.000	04-01-41	7,524,637	8,264,729
30 Yr Pass Thru	5.500	11-01-39	2,747,850	3,011,591
30 Yr Pass Thru	6.000	05-01-37	512,493	570,088
30 Yr Pass Thru	6.000	07-01-38	3,037,784	3,398,158
30 Yr Pass Thru	6.500	01-01-39	1,452,476	1,637,866
30 Yr Pass Thru	6.500	03-01-39	321,888	363,174

See notes to financial statements	Annual report | Balanced Fund	15

		Maturity
	Rate (%)	date	Par value	Value
U.S. Government Agency (continued)

Federal National Mortgage Association
30 Yr Pass Thru	7.000	06-01-31	$4,219	$4,831
30 Yr Pass Thru	7.000	06-01-32	2,465	2,812
30 Yr Pass Thru	7.500	04-01-31	5,640	6,614
30 Yr Pass Thru	8.000	01-01-31	4,963	5,896

Government National Mortgage Association
30 Yr Pass Thru	6.500	04-15-29	60,186	68,602
30 Yr Pass Thru	9.000	04-15-21	1,244	1,427

Foreign Government Obligations 0.2%				$2,052,990

(Cost $1,883,327)

South Korea 0.2%				2,052,990

Korea Development Bank	4.000	09-09-16	1,890,000	2,052,990

Corporate Bonds 13.6%				$133,239,319

(Cost $122,545,790)

Consumer Discretionary 1.8%				17,862,396

Auto Components 0.2%

Allison Transmission, Inc. (S)	7.125	05-15-19	1,000,000	1,063,750

Visteon Corp.	6.750	04-15-19	1,535,000	1,579,131

Automobiles 0.4%

Ford Motor Credit Company LLC	5.000	05-15-18	1,950,000	2,149,996

Hyundai Capital Services, Inc. (S)	4.375	07-27-16	1,560,000	1,691,009

Hotels, Restaurants & Leisure 0.1%

Downstream Development Authority of the
Quapaw Tribe of Oklahoma (S)	10.500	07-01-19	300,000	324,000

MGM Resorts International (S)	6.750	10-01-20	360,000	357,300

MGM Resorts International (S)	8.625	02-01-19	460,000	497,375

Wok Acquisition Corp. (S)	10.250	06-30-20	230,000	244,950

Household Durables 0.1%

Corporacion GEO SAB de CV (S)	8.875	03-27-22	500,000	528,750

Media 0.8%

CBS Corp.	7.875	07-30-30	1,770,000	2,480,345

Time Warner Cable, Inc.	6.750	07-01-18	4,000,000	5,061,508

WMG Acquisition Corp. (S)	6.000	01-15-21	320,000	320,800

Specialty Retail 0.1%

Dufry Finance SCA (S)	5.500	10-15-20	165,000	167,888

Limited Brands, Inc.	6.625	04-01-21	325,000	371,719

Toys R Us, Inc. (S)	10.375	08-15-17	200,000	204,500

Textiles, Apparel & Luxury Goods 0.1%

Levi Strauss & Company	7.625	05-15-20	750,000	819,375

Consumer Staples 0.5%				5,141,289

Beverages 0.0%

Ajecorp BV (S)	6.500	05-14-22	350,000	382,375

Food & Staples Retailing 0.0%

Safeway, Inc.	7.250	02-01-31	400,000	445,349

16	Balanced Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Food Products 0.3%

Ralcorp Holdings Corp.	4.950	08-15-20	$2,000,000	$2,088,000

Simmons Foods, Inc. (S)	10.500	11-01-17	520,000	443,300

Household Products 0.1%

Reynolds Group Issuer, Inc.	9.000	04-15-19	500,000	506,250

Yankee Candle Company, Inc.	8.500	02-15-15	31,000	31,271

YCC Holdings LLC, PIK	10.250	02-15-16	465,000	480,694

Tobacco 0.1%

Alliance One International, Inc.	10.000	07-15-16	740,000	764,050

Energy 0.8%				8,408,286

Energy Equipment & Services 0.0%

Weatherford International, Inc.	6.800	06-15-37	200,000	231,774

Oil, Gas & Consumable Fuels 0.8%

Afren PLC (S)	11.500	02-01-16	650,000	741,000

Arch Coal, Inc.	7.250	06-15-21	525,000	463,313

BreitBurn Energy Partners LP (S)	7.875	04-15-22	250,000	258,750

EP Energy LLC (S)	7.750	09-01-22	300,000	310,500

EV Energy Partners LP	8.000	04-15-19	425,000	447,313

Georgian Oil and Gas Corp. (S)	6.875	05-16-17	500,000	516,250

Kerr-McGee Corp.	6.950	07-01-24	2,000,000	2,629,044

Linn Energy LLC (S)	6.250	11-01-19	600,000	600,000

NuStar Logistics LP	4.800	09-01-20	1,045,000	1,022,410

Regency Energy Partners LP	5.500	04-15-23	395,000	410,800

TransCanada Pipelines, Ltd. (6.350% to
5-15-17, then 3 month LIBOR + 2.210%)	6.350	05-15-67	325,000	349,132

WPX Energy, Inc.	6.000	01-15-22	400,000	428,000

Financials 5.9%				58,354,714

Capital Markets 0.9%

Macquarie Bank, Ltd. (S)	6.625	04-07-21	1,360,000	1,496,868

Macquarie Group, Ltd. (S)	6.000	01-14-20	3,000,000	3,270,393

Morgan Stanley	4.875	11-01-22	210,000	212,095

The Goldman Sachs Group, Inc.	5.375	03-15-20	2,000,000	2,259,684

The Goldman Sachs Group, Inc.	6.750	10-01-37	1,170,000	1,285,515

Commercial Banks 0.6%

Abbey National Treasury Services PLC	4.000	04-27-16	1,945,000	2,040,021

Barclays Bank PLC (S)	6.050	12-04-17	1,365,000	1,490,239

First Horizon National Corp.	5.375	12-15-15	595,000	652,188

ICICI Bank, Ltd. (S)	4.700	02-21-18	600,000	626,319

Royal Bank of Scotland Group PLC	2.550	09-18-15	460,000	471,512

Sberbank of Russia (S)	6.125	02-07-22	400,000	447,612

Swedbank AB (S)	2.125	09-29-17	630,000	635,890

Consumer Finance 0.2%

Discover Bank	7.000	04-15-20	2,000,000	2,449,632

Diversified Financial Services 1.7%

Bank of Ceylon (S)	6.875	05-03-17	300,000	321,750

Citigroup, Inc. (5.950% to 1-30-23, then
3 month LIBOR + 4.069%) (Q)	5.950	01-30-23	7,000,000	7,214,375

See notes to financial statements	Annual report | Balanced Fund	17

		Maturity
	Rate (%)	date	Par value	Value
Diversified Financial Services (continued)

International Lease Finance Corp. (S)	7.125	09-01-18	$1,455,000	$1,709,625

iPayment, Inc.	10.250	05-15-18	450,000	396,000

Merrill Lynch & Company, Inc.	7.750	05-14-38	1,000,000	1,314,687

Moody’s Corp.	4.500	09-01-22	370,000	397,435

Rabobank Nederland NV (11.000% to 6-30-19,
then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	2,224,000	2,974,600

SPL Logistics Escrow LLC (S)	8.875	08-01-20	264,000	280,500

The Bear Stearns Companies LLC	7.250	02-01-18	1,000,000	1,243,841

UBS AG	7.625	08-17-22	615,000	662,667

Insurance 1.2%

Aflac, Inc.	8.500	05-15-19	1,500,000	2,037,006

Aon Corp.	8.205	01-01-27	1,800,000	2,253,303

CNA Financial Corp.	6.500	08-15-16	1,675,000	1,933,074

CNO Financial Group, Inc. (S)	6.375	10-01-20	130,000	134,550

Glen Meadow Pass-Through Trust (6.505% to
2-15-17, then 3 month LIBOR + 2.125%) (S)	6.505	02-12-67	1,000,000	910,000

Hartford Financial Services Group, Inc.	5.500	03-30-20	300,000	347,334

Liberty Mutual Group, Inc. (S)	4.950	05-01-22	617,000	673,185

Liberty Mutual Group, Inc. (S)	6.500	05-01-42	360,000	409,239

Lincoln National Corp. (6.050% to 4-20-17,
then 3 month LIBOR + 2.040%)	6.050	04-20-67	650,000	650,000

Nippon Life Insurance Company (P)(S)	5.000	10-18-42	400,000	412,279

Prudential Financial, Inc. (5.875% to 9-15-22,
then 3 month LIBOR + 4.175%)	5.875	09-15-42	600,000	631,500

White Mountains Re Group, Ltd. (7.506% to
6-30-17, then 3 month LIBOR
+ 3.200%) (Q)(S)	7.506	06-30-17	500,000	519,450

Willis Group Holdings PLC	5.750	03-15-21	600,000	680,899

Real Estate Investment Trusts 1.2%

CubeSmart LP	4.800	07-15-22	995,000	1,094,202

Goodman Funding Pty, Ltd. (S)	6.375	04-15-21	1,230,000	1,386,080

Health Care REIT, Inc.	6.125	04-15-20	2,000,000	2,351,720

Ventas Realty LP	4.000	04-30-19	1,200,000	1,294,878

Ventas Realty LP	4.750	06-01-21	1,920,000	2,136,252

Vornado Realty LP	4.250	04-01-15	1,410,000	1,498,399

Weyerhaeuser Company	7.375	03-15-32	2,000,000	2,540,466

Thrifts & Mortgage Finance 0.1%

Nationstar Mortgage LLC (S)	7.875	10-01-20	225,000	231,750

Nationstar Mortgage LLC (S)	9.625	05-01-19	340,000	375,700

Health Care 0.2%				1,564,000

Health Care Equipment & Supplies 0.0%

Alere, Inc.	8.625	10-01-18	280,000	294,000

Health Care Providers & Services 0.1%

Catalent Pharma Solutions, Inc. (S)	7.875	10-15-18	200,000	202,000

National Mentor Holdings, Inc. (S)	12.500	02-15-18	600,000	609,000

Pharmaceuticals 0.1%

Endo Health Solutions, Inc.	7.250	01-15-22	425,000	459,000

18	Balanced Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Industrials 1.3%				$12,591,882

Aerospace & Defense 0.3%

Kratos Defense & Security Solutions, Inc.	10.000	06-01-17	$445,000	480,600

Textron Financial Corp. (6.000% to 2-15-17,
then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	2,680,000	2,304,800

Airlines 0.2%

Delta Air Lines 2007-1 Class A Pass
Through Trust	6.821	08-10-22	1,419,390	1,594,968

Delta Air Lines 2011-1 Class A Pass
Through Trust	5.300	04-15-19	1,029,640	1,127,455

Building Products 0.3%

Owens Corning	4.200	12-15-22	340,000	343,321

Voto-Votorantim, Ltd. (S)	6.750	04-05-21	2,000,000	2,385,000

Commercial Services & Supplies 0.1%

Casella Waste Systems, Inc. (S)	7.750	02-15-19	490,000	480,200

Iron Mountain, Inc.	5.750	08-15-24	300,000	299,250

Electrical Equipment 0.1%

Coleman Cable, Inc.	9.000	02-15-18	500,000	532,500

Industrial Conglomerates 0.3%

Odebrecht Finance, Ltd. (S)	6.000	04-05-23	1,755,000	2,031,413

Odebrecht Finance, Ltd. (S)	7.125	06-26-42	650,000	752,375

Trading Companies & Distributors 0.0%

H&E Equipment Services, Inc. (S)	7.000	09-01-22	250,000	260,000

Information Technology 0.1%				687,918

IT Services 0.1%

Computer Sciences Corp.	4.450	09-15-22	315,000	317,793

Lender Processing Services, Inc.	5.750	04-15-23	350,000	370,125

Materials 1.0%				9,562,234

Chemicals 0.3%

Braskem Finance, Ltd. (S)	7.000	05-07-20	2,065,000	2,431,538

CF Industries, Inc.	7.125	05-01-20	600,000	759,926

Construction Materials 0.1%

American Gilsonite Company (S)	11.500	09-01-17	400,000	416,000

Cemex Finance LLC (S)	9.375	10-12-22	200,000	209,000

Magnesita Finance, Ltd. (Q)(S)	8.625	04-29-49	500,000	527,440

Containers & Packaging 0.1%

Consolidated Container Company LLC (S)	10.125	07-15-20	400,000	425,000

Metals & Mining 0.4%

ArcelorMittal	10.100	06-01-19	2,000,000	2,349,824

Commercial Metals Company	7.350	08-15-18	500,000	537,500

Inmet Mining Corp. (S)	8.750	06-01-20	380,000	394,250

Metinvest BV (S)	8.750	02-14-18	500,000	479,875

Paper & Forest Products 0.1%

Westvaco Corp.	7.950	02-15-31	780,000	1,031,881

See notes to financial statements	Annual report | Balanced Fund	19

		Maturity
	Rate (%)	date	Par value	Value
Telecommunication Services 1.4%				$13,341,466

Diversified Telecommunication Services 1.2%

CenturyLink, Inc.	6.450	06-15-21	$400,000	438,162

CenturyLink, Inc.	7.600	09-15-39	665,000	680,172

Cincinnati Bell, Inc.	8.750	03-15-18	400,000	404,000

Crown Castle Towers LLC (S)	6.113	01-15-20	2,125,000	2,583,567

GTP Acquisition Partners I LLC (S)	4.347	06-15-16	2,505,000	2,636,442

GTP Acquisition Partners I LLC (S)	7.628	06-15-16	1,475,000	1,531,293

Telecom Italia Capital SA	7.200	07-18-36	1,875,000	1,903,125

Telecom Italia Capital SA	7.721	06-04-38	1,175,000	1,264,499

Wireless Telecommunication Services 0.2%

Clearwire Communications LLC (S)	12.000	12-01-15	1,140,000	1,214,100

Digicel Group, Ltd. (S)	8.250	09-30-20	300,000	323,250

Verizon New York, Inc.	7.000	12-01-33	350,000	362,856

Utilities 0.6%				5,725,134

Electric Utilities 0.2%

Beaver Valley II Funding	9.000	06-01-17	325,000	332,891

Ipalco Enterprises, Inc.	5.000	05-01-18	650,000	685,750

Israel Electric Corp., Ltd. (S)	7.250	01-15-19	500,000	553,694

Independent Power Producers & Energy Traders 0.2%

Allegheny Energy Supply Company LLC (S)	5.750	10-15-19	1,000,000	1,105,299

NRG Energy, Inc.	7.625	01-15-18	500,000	546,250

Multi-Utilities 0.2%

GDF Suez (S)	2.875	10-10-22	400,000	401,250

Integrys Energy Group, Inc. (6.110% to
12-1-16, then 3 month LIBOR + 2.120%)	6.110	12-01-66	2,000,000	2,100,000

Capital Preferred Securities 0.2%				$2,446,100

(Cost $2,398,453)

Financials 0.2%				2,446,100

Commercial Banks 0.2%

Fifth Third Capital Trust IV (6.500% to 4-15-17,
then 3 month LIBOR + 1.368%)	6.500	04-15-37	2,440,000	2,446,100

Municipal Bonds 0.1%				$605,193

(Cost $547,572)

Illinois 0.1%				605,193

State of Illinois	5.100	06-01-33	610,000	605,193

Collateralized Mortgage Obligations 5.8%				$56,469,391

(Cost $57,807,080)

Commercial & Residential 3.5%				33,658,133

American Home Mortgage Assets LLC
Series 2006-6, Class XP IO	2.149	12-25-46	18,149,146	1,678,796

Banc of America Commercial Mortgage Trust, Inc.
Series 2006-4, Class AM	5.675	07-10-46	3,015,000	3,393,723
Series 2006-2, Class AM	5.762	05-10-45	2,990,000	3,328,603

20	Balanced Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Commercial & Residential (continued)

Commercial Mortgage Pass Through Certificates
Series 2007-C9, Class A4 (P)	5.801	12-10-49	$1,000,000	$1,199,583
Series 2012-CR2, Class XA IO	1.978	08-15-45	4,467,796	574,581

GMAC Mortgage Corp. Loan Trust
Series 2004-AR2, Class 3A (P)	3.563	08-19-34	801,945	758,259

Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class AM (P)	5.867	07-10-38	2,450,000	2,727,830

LB–UBS Commercial Mortgage Trust
Series 2006-C6, Class AM	5.413	09-15-39	1,400,000	1,587,862
Series 2007-C1, Class AM	5.455	02-15-40	4,025,000	4,473,405
Series 2007-C2, Class A3	5.430	02-15-40	2,195,000	2,526,825

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7, Class AM (P)	5.868	04-15-45	2,000,000	2,256,540
Series 2007-CB18, Class A4	5.440	06-12-47	2,000,000	2,317,804
Series 2012-HSBC, Class XA IO (S)	1.431	07-05-32	12,780,000	1,436,229

Morgan Stanley Capital I
Series 2006-HQ8, Class AM (P)	5.466	03-12-44	1,475,000	1,617,597
Series 2006-HQ10, Class AM	5.360	11-12-41	1,000,000	1,103,306

UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class XA IO (S)	1.832	05-10-63	3,573,024	382,099

Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR5, Class 1A1 (P)	2.616	04-25-35	404,049	393,562

Springleaf Mortgage Loan Trust
Series 2012-2A, Class A (P)(S)	2.220	10-25-57	610,617	613,861
Series 2012-3A, Class M1 (P)(S)	2.660	12-25-59	335,000	334,862

WF-RBS Commercial Mortgage Trust IO	2.451	11-15-45	6,564,000	952,806

U.S. Government Agency 2.3%				22,811,258

Federal Home Loan Mortgage Corp.
Series 3794, Class PI IO	4.500	02-15-38	4,448,649	437,196
Series 4068, Class AP	3.500	06-15-40	4,677,297	5,013,164
Series K017, Class X1 IO	1.457	12-25-21	10,075,049	1,019,434
Series K708, Class X1 IO	1.512	01-25-19	20,588,450	1,661,756
Series K709, Class X1 IO	1.547	03-25-19	12,118,065	1,007,060
Series K710, Class X1 IO	1.785	05-25-19	3,496,932	341,612

Federal National Mortgage Association
Series 2009-50, Class GI IO	5.000	05-25-39	5,922,642	739,050
Series 2011-146, Class MA	3.500	08-25-41	1,337,225	1,430,409
Series 2012-67, Class KG	3.500	02-25-41	1,428,419	1,562,840
Series 2012-98, Class JP	3.500	03-25-42	4,314,433	4,610,179
Series 2012-118, Class IB IO	3.500	11-25-42	2,070,000	539,494
Series 398, Class C3 IO	4.500	05-25-39	2,576,034	361,865
Series 402, Class 4 IO	4.000	10-25-39	6,621,001	809,858
Series 407, Class 15 IO	5.000	01-25-40	5,460,463	807,354
Series 407, Class 16 IO	5.000	01-25-40	1,168,824	122,682
Series 407, Class 17 IO	5.000	01-25-40	1,113,867	154,812
Series 407, Class 21 IO	5.000	01-25-39	4,150,009	347,480
Series 407, Class 7 IO	5.000	03-25-41	4,442,151	782,879
Series 407, Class 8 IO	5.000	03-25-41	2,162,448	366,448

Government National Mortgage Association
Series 2010-78, Class AI IO	4.500	04-20-39	5,641,986	339,689
Series 2012-114, Class IO	1.024	01-16-53	3,694,602	355,997

See notes to financial statements	Annual report | Balanced Fund	21

		Maturity
	Rate (%)	date	Par value	Value
Asset Backed Securities 3.9%				$38,095,749

(Cost $36,601,712)

Asset Backed Securities 3.9%				38,095,749

ACE Securities Corp.
Series 2006-ASP5, Class A2B (P)	0.341	10-25-36	$183,172	82,955
Series 2006-ASP5, Class A2C (P)	0.391	10-25-36	361,637	164,841
Series 2006-ASP5, Class A2D (P)	0.471	10-25-36	691,087	318,259

Aegis Asset Backed Securities Trust
Series 2005-4, Class M1 (P)	0.661	10-25-35	1,060,000	767,029

Argent Securities, Inc.
Series 2006-M2, Class A2C (P)	0.361	09-25-36	2,369,390	842,460

Asset Backed Funding Certificates
Series 2005-AQ1, Class A4	5.010	06-25-35	378,080	383,109

Asset Backed Securities Corp. Home Equity
Series 2006-HE1, Class A3 (P)	0.411	01-25-36	2,253,662	2,012,060

Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (P)(S)	0.451	07-25-36	1,191,009	1,042,892

Carrington Mortgage Loan Trust
Series 2005-OPT2, Class M2 (P)	0.661	05-25-35	2,028,021	1,934,109

Citicorp Residential Mortgage Securities, Inc.
Series 2007-2, Class A6	6.265	06-25-37	1,254,475	1,244,075

Citigroup Mortgage Loan Trust
Series 2006-WFH3, Class A3 (P)	0.361	10-25-36	2,276,054	2,233,456

Countrywide Asset-Backed Certificates
Series 2004-10, Class AF5B (P)	5.110	02-25-35	809,983	806,280

Dominos Pizza Master Issuer LLC
Series 2012-1A, Class A2 (S)	5.216	01-25-42	1,156,838	1,288,769

Encore Credit Receivables Trust
Series 2005-2, Class M2 (P)	0.671	11-25-35	805,000	689,265

Fremont Home Loan Trust
Series 2005-1, Class M3 (P)	0.976	06-25-35	1,625,000	1,497,148

Home Equity Asset Trust
Series 2003-1, Class M1 (P)	1.711	06-25-33	1,199,958	1,019,319
Series 2005-5, Class M1 (P)	0.691	11-25-35	1,840,000	1,763,025
Series 2005-6, Class M1 (P)	0.681	12-25-35	400,000	391,070

Leaf II Receivables Funding LLC
Series 2011-1, Class A (S)	1.700	12-20-18	598,625	592,699

Merrill Lynch Mortgage Investors, Inc.
Series 2005-WMC1, Class M1 (P)	0.961	09-25-35	1,272,431	1,121,990

Morgan Stanley ABS Capital I
Series 2006-HE4, Class A3 (P)	0.361	06-25-36	644,660	405,509

New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	0.661	03-25-35	1,870,000	1,554,812
Series 2005-3, Class M1 (P)	0.691	07-25-35	1,390,000	1,362,632

Novastar Home Equity Loan
Series 2004-4, Class M3 (P)	1.291	03-25-35	3,200,000	3,080,458

Park Place Securities, Inc.
Series 2004-WHQ2, Class M2 (P)	0.841	02-25-35	4,050,000	3,923,308
Series 2005-WCH1, Class M2 (P)	0.731	01-25-36	3,937,909	3,859,206

RAMP Trust
Series 2005-RS3, Class M1 (P)	0.631	03-25-35	1,550,000	1,380,315

Sonic Capital LLC
Series 2011-1A, Class A2 (S)	5.438	05-20-41	469,175	523,374

22	Balanced Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Asset Backed Securities (continued)

Soundview Home Loan Trust
Series 2005-OPT 2 (P)	0.471	12-25-35	$1,005,700	$965,471

Westgate Resorts LLC
Series 2012-2A, Class A (S)	3.000	01-20-25	843,744	845,854

		Yield %	Shares	Value
Securities Lending Collateral 0.1%				$727,488

(Cost $726,983)

John Hancock Collateral Investment Trust (W)		0.3146 (Y)	72,689	727,488

Total investments (Cost $839,573,316)† 98.7%				$969,065,415

Other assets and liabilities, net 1.3%				$13,174,543

Total net assets 100.0%				$982,239,958

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

IO Interest-Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate

PIK Paid In Kind

PO Principal-Only Security — (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.

(I) Non-income producing security.

(L) A portion of this security is on loan as of 10-31-12.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. This investment represents securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 10-31-12.

† At 10-31-12, the aggregate cost of investment securities for federal income tax purposes was $852,530,986. Net unrealized appreciation aggregated $116,534,429 of which $135,664,917 related to appreciated investment securities and $19,130,488 related to depreciated investment securities.

See notes to financial statements	Annual report | Balanced Fund	23

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $838,846,333) including
$709,232 of securities loaned	$968,337,927
Investments in affiliated issuers, at value (Cost $726,983)	727,488

Total investments, at value (Cost $839,573,316)	969,065,415
Cash	61,227
Receivable for investments sold	11,741,766
Receivable for fund shares sold	1,721,445
Dividends and interest receivable	4,332,592
Receivable for securities lending income	256
Other receivables and prepaid expenses	97,679

Total assets	987,020,380

Liabilities

Payable for investments purchased	1,567,435
Payable for fund shares repurchased	1,832,416
Payable upon return of securities loaned	722,000
Payable to affiliates
Accounting and legal services fees	33,375
Transfer agent fees	150,684
Distribution and service fees	318,452
Trustees’ fees	26,387
Other liabilities and accrued expenses	129,673

Total liabilities	4,780,422

Net assets

Paid-in capital	$845,051,292
Undistributed net investment income	2,924,867
Accumulated net realized gain (loss) on investments, futures contracts and
foreign currency transactions	4,771,700
Net unrealized appreciation (depreciation) on investments	129,492,099

Net assets	$982,239,958

24	Balanced Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($512,402,865 ÷ 30,923,654 shares)	$16.57
Class B ($75,942,327 ÷ 4,591,941 shares)[1]	$16.54
Class C ($292,397,881 ÷ 17,670,297 shares)[1]	$16.55
Class I ($72,966,401 ÷ 4,403,626 shares)	$16.57
Class R1 ($2,679,899 ÷ 161,166 shares)	$16.63
Class R2 ($102,985 ÷ 6,211 shares)	$16.58
Class R3 ($17,584,499 ÷ 1,058,958 shares)	$16.61
Class R4 ($2,356,606 ÷ 141,713 shares)	$16.63
Class R5 ($5,691,185 ÷ 342,569 shares)	$16.61
Class R6 ($115,310 ÷ 6,955 shares)	$16.58

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$17.44

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Balanced Fund	25

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$14,629,266
Dividends	11,910,218
Securities lending	49,153
Less foreign taxes withheld	(123,751)

Total investment income	26,464,886

Expenses

Investment management fees	5,798,660
Distribution and service fees	5,311,278
Accounting and legal services fees	200,571
Transfer agent fees	1,809,776
Trustees’ fees	64,312
State registration fees	139,930
Printing and postage	81,949
Professional fees	93,191
Custodian fees	108,548
Registration and filing fees	77,079
Other	44,584

Total expenses	13,729,878
Less expense reductions	(921)

Net expenses	13,728,957

Net investment income	12,735,929

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	42,754,677
Investments in affiliated issuers	16,222
Capital gain distributions received from affiliated underlying funds	1,466
Futures contracts	(165,761)
Foreign currency transactions	(21,057)

42,585,547
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	58,549,435
Investments in affiliated issuers	(15,680)

58,533,755

Net realized and unrealized gain	101,119,302

Increase in net assets from operations	$113,855,231

26	Balanced Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-12	10-31-11

Increase (decrease) in net assets

From operations
Net investment income	$12,735,929	$12,840,748
Net realized gain	42,585,547	72,176,174
Change in net unrealized appreciation (depreciation)	58,533,755	(70,030,599)

Increase in net assets resulting from operations	113,855,231	14,986,323

Distributions to shareholders
From net investment income
Class A	(7,284,004)	(10,504,744)
Class B	(562,263)	(725,534)
Class C	(2,231,489)	(3,273,007)
Class I	(1,266,169)	(1,793,243)
Class R1	(28,734)	(15,750)
Class R2	(1,126)	—
Class R3	(215,640)	(271,188)
Class R4	(30,403)	(24,157)
Class R5	(83,204)	(62,488)
Class R6	(2,037)	(243)

Total distributions	(11,705,069)	(16,670,354)

From Fund share transactions	(109,454,555)	(224,719,332)

Total decrease	(7,304,393)	(226,403,363)

Net assets

Beginning of year	989,544,351	1,215,947,714

End of year	$982,239,958	$989,544,351

Undistributed net investment income	$2,924,867	$75,495

See notes to financial statements	Annual report | Balanced Fund	27

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$14.90	$14.93	$13.54	$11.33	$15.67	$13.39
Net investment income[2]	0.25	0.20	0.18	0.18	0.19	0.25
Net realized and unrealized gain (loss)
on investments	1.65	0.01	1.38	2.25	(4.36)	2.86
Total from investment operations	1.90	0.21	1.56	2.43	(4.17)	3.11
Less distributions
From net investment income	(0.23)	(0.24)	(0.17)	(0.22)	(0.17)	(0.24)
From net realized gain	—	—	—	—	—	(0.59)
Total distributions	(0.23)	(0.24)	(0.17)	(0.22)	(0.17)	(0.83)
Net asset value, end of period	$16.57	$14.90	$14.93	$13.54	$11.33	$15.67
Total return (%)[3,4]	12.84	1.40	11.61	21.72	(26.84)[5]	23.45

Ratios and supplemental data

Net assets, end of period (in millions)	$512	$524	$668	$579	$427	$241
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.18	1.16	1.18	1.22	1.18[6]	1.22
Expenses net of fee waivers
and credits	1.18	1.16	1.17	1.21	1.17[6]	1.21
Net investment income	1.56	1.33	1.12	1.54	1.58[6]	1.68
Portfolio turnover (%)	65	67	67	78	95	43

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Annualized.

28	Balanced Fund | Annual report	See notes to financial statements

CLASS B SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$14.88	$14.91	$13.52	$11.31	$15.66	$13.39
Net investment income[2]	0.13	0.10	0.08	0.10	0.10	0.15
Net realized and unrealized gain (loss)
on investments	1.65	0.01	1.38	2.25	(4.36)	2.85
Total from investment operations	1.78	0.11	1.46	2.35	(4.26)	3.00
Less distributions
From net investment income	(0.12)	(0.14)	(0.07)	(0.14)	(0.09)	(0.14)
From net realized gain	—	—	—	—	—	(0.59)
Total distributions	(0.12)	(0.14)	(0.07)	(0.14)	(0.09)	(0.73)
Net asset value, end of period	$16.54	$14.88	$14.91	$13.52	$11.31	$15.66
Total return (%)[3,4]	12.03	0.73	10.86	20.93	(27.31)[5]	22.54

Ratios and supplemental data

Net assets, end of period (in millions)	$76	$72	$76	$60	$42	$37
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.88	1.86	1.88	1.91	1.88[6]	1.91
Expenses net of fee waivers
and credits	1.88	1.86	1.87	1.91	1.87[6]	1.91
Net investment income	0.85	0.63	0.42	0.85	0.88[6]	0.98
Portfolio turnover (%)	65	67	67	78	95	43

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Annualized.

CLASS C SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$14.88	$14.92	$13.53	$11.32	$15.67	$13.39
Net investment income[2]	0.13	0.10	0.08	0.10	0.10	0.15
Net realized and unrealized gain (loss)
on investments	1.66	—	1.38	2.25	(4.36)	2.86
Total from investment operations	1.79	0.10	1.46	2.35	(4.26)	3.01
Less distributions
From net investment income	(0.12)	(0.14)	(0.07)	(0.14)	(0.09)	(0.14)
From net realized gain	—	—	—	—	—	(0.59)
Total distributions	(0.12)	(0.14)	(0.07)	(0.14)	(0.09)	(0.73)
Net asset value, end of period	$16.55	$14.88	$14.92	$13.53	$11.32	$15.67
Total return (%)[3,4]	12.09	0.66	10.85	20.91	(27.30)[5]	22.60

Ratios and supplemental data

Net assets, end of period (in millions)	$292	$301	$350	$270	$162	$49
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.88	1.86	1.88	1.92	1.88[6]	1.91
Expenses net of fee waivers
and credits	1.88	1.86	1.87	1.92	1.87[6]	1.91
Net investment income	0.86	0.63	0.42	0.83	0.88[6]	0.96
Portfolio turnover (%)	65	67	67	78	95	43

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Annualized.

See notes to financial statements	Annual report | Balanced Fund	29

CLASS I SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$14.91	$14.94	$13.54	$11.33	$15.67	$13.40
Net investment income[2]	0.31	0.27	0.24	0.23	0.24	0.32
Net realized and unrealized gain (loss)
on investments	1.64	0.01	1.39	2.25	(4.36)	2.85
Total from investment operations	1.95	0.28	1.63	2.48	(4.12)	3.17
Less distributions
From net investment income	(0.29)	(0.31)	(0.23)	(0.27)	(0.22)	(0.31)
From net realized gain	—	—	—	—	—	(0.59)
Total distributions	(0.29)	(0.31)	(0.23)	(0.27)	(0.22)	(0.90)
Net asset value, end of period	$16.57	$14.91	$14.94	$13.54	$11.33	$15.67
Total return (%)[3]	13.24	1.84	12.14	22.23	(26.60)[4]	23.89

Ratios and supplemental data

Net assets, end of period (in millions)	$73	$69	$99	$92	$74	$30
Ratios (as a percentage of average
net assets):
Expenses before reductions	0.79	0.75	0.74	0.79	0.75[5]	0.77
Expenses net of fee waivers
and credits	0.79	0.75	0.74	0.79	0.75[5]	0.77
Net investment income	1.95	1.76	1.55	1.98	2.01[5]	2.06
Portfolio turnover (%)	65	67	67	78	95	43

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Annualized.

CLASS R1 SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]

Per share operating performance

Net asset value, beginning of period	$14.96	$14.99	$13.57	$11.35	$14.24
Net investment income[2]	0.20	0.16	0.13	0.12	0.01
Net realized and unrealized gain (loss)
on investments	1.66	0.01	1.40	2.27	(2.86)
Total from investment operations	1.86	0.17	1.53	2.39	(2.85)
Less distributions
From net investment income	(0.19)	(0.20)	(0.11)	(0.17)	(0.04)
Total distributions	(0.19)	(0.20)	(0.11)	(0.17)	(0.04)
Net asset value, end of period	$16.63	$14.96	$14.99	$13.57	$11.35
Total return (%)[3]	12.50	1.14	11.32	21.23	(20.06)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$3	$2	$1	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	1.45	1.45	2.88	1.59[6]
Expenses net of fee waivers and credits	1.48	1.45	1.45	1.63	1.59[6]
Net investment income	1.25	1.05	0.81	0.94	0.59[6]
Portfolio turnover (%)[3]	65	67	67	78	95[7]

1 The inception date for Class R1 shares is 9-8-08.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 1-1-08 to 10-31-08.

30	Balanced Fund | Annual report	See notes to financial statements

CLASS R2 SHARES Period ended	10-31-12[1]

Per share operating performance

Net asset value, beginning of period	$16.10
Net investment income[2]	0.18
Net realized and unrealized gain on investments	0.48
Total from investment operations	0.66
Less distributions
From net investment income	(0.18)
Total distributions	(0.18)
Net asset value, end of period	$16.58
Total return (%)[3]	4.14[4]

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96[6]
Expenses net of fee waivers and credits	0.96[6]
Net investment income	1.68[6]
Portfolio turnover (%)	65[7]

1 The inception date for Class R2 shares is 3-1-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

CLASS R3 SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]

Per share operating performance

Net asset value, beginning of period	$14.93	$14.98	$13.57	$11.35	$14.24
Net investment income[2]	0.22	0.17	0.16	0.13	0.01
Net realized and unrealized gain (loss)
on investments	1.66	0.01	1.38	2.27	(2.86)
Total from investment operations	1.88	0.18	1.54	2.40	(2.85)
Less distributions
From net investment income	(0.20)	(0.23)	(0.13)	(0.18)	(0.04)
Total distributions	(0.20)	(0.23)	(0.13)	(0.18)	(0.04)
Net asset value, end of period	$16.61	$14.93	$14.98	$13.57	$11.35
Total return (%)[3]	12.69	1.17	11.41	21.36	(20.04)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$18	$16	$18	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	1.36	1.25	2.83	1.50[6]
Expenses net of fee waivers and credits	1.36	1.36	1.25	1.51	1.50[6]
Net investment income	1.37	1.13	1.03	1.01	0.68[6]
Portfolio turnover (%)	65	67	67	78	95[7]

1 The inception date for Class R3 shares is 9-8-08.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 1-1-08 to 10-31-08.

See notes to financial statements	Annual report | Balanced Fund	31

CLASS R4 SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]

Per share operating performance

Net asset value, beginning of period	$14.95	$14.98	$13.57	$11.34	$14.24
Net investment income[2]	0.27	0.22	0.19	0.10	0.01
Net realized and unrealized gain (loss)
on investments	1.66	0.01	1.39	2.34	(2.85)
Total from investment operations	1.93	0.23	1.58	2.44	(2.84)
Less distributions
From net investment income	(0.25)	(0.26)	(0.17)	(0.21)	(0.06)
Total distributions	(0.25)	(0.26)	(0.17)	(0.21)	(0.06)
Net asset value, end of period	$16.63	$14.95	$14.98	$13.57	$11.34
Total return (%)[3]	13.01	1.49	11.71	21.81	(20.04)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$2	$2	$1	$1	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.08	1.11	1.86	1.22[6]
Expenses net of fee waivers and credits	1.01	1.08	1.11	1.23	1.22[6]
Net investment income	1.73	1.41	1.18	1.40	0.96[6]
Portfolio turnover (%)[3]	65	67	67	78	95[7]

1 The inception date for Class R4 shares is 9-8-08.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 1-1-08 to 10-31-08.

CLASS R5 SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]

Per share operating performance

Net asset value, beginning of period	$14.94	$14.97	$13.56	$11.34	$14.24
Net investment income[2]	0.31	0.26	0.23	0.23	0.02
Net realized and unrealized gain (loss)
on investments	1.65	0.01	1.40	2.24	(2.85)
Total from investment operations	1.96	0.27	1.63	2.47	(2.83)
Less distributions
From net investment income	(0.29)	(0.30)	(0.22)	(0.25)	(0.07)
Total distributions	(0.29)	(0.30)	(0.22)	(0.25)	(0.07)
Net asset value, end of period	$16.61	$14.94	$14.97	$13.56	$11.34
Total return (%)[3]	13.27	1.80	12.09	22.09	(19.98)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$6	$3	$3	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.78	0.78	2.07	0.94[6]
Expenses net of fee waivers and credits	0.76	0.78	0.78	0.92	0.94[6]
Net investment income	1.96	1.71	1.44	1.75	1.25[6]
Portfolio turnover (%)	65	67	67	78	95[7]

1 The inception date for Class R5 shares is 9-8-08.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 1-1-08 to 10-31-08.

32	Balanced Fund | Annual report	See notes to financial statements

CLASS R6 SHARES Period ended	10-31-12	10-31-11[1]

Per share operating performance

Net asset value, beginning of period	$14.91	$14.73
Net investment income[2]	0.32	0.04
Net realized and unrealized gain on investments	1.65	0.18
Total from investment operations	1.97	0.22
Less distributions
From net investment income	(0.30)	(0.04)
Total distributions	(0.30)	(0.04)
Net asset value, end of period	$16.58	$14.91
Total return (%)[3]	13.35	1.48[4]

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	0.71	0.73[6]
Expenses including reductions and amounts recaptured	0.71	0.73[6]
Net investment income	2.02	1.57[6]
Portfolio turnover (%)	65	67[7]

1 The inception date for Class R6 shares is 9-1-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

See notes to financial statements	Annual report | Balanced Fund	33

Notes to financial statements

Note 1 — Organization

John Hancock Balanced Fund (the Fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek current income, long-term growth of capital and income and preservation of capital.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Investments by the Funds in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading.

Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good

34	Balanced Fund | Annual report

faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$56,957,504	$56,957,504	—	—
Consumer Staples	66,230,221	66,230,221	—	—
Energy	65,916,229	65,915,118	—	$1,111
Financials	120,662,906	120,662,906	—	—
Health Care	78,398,374	78,398,374	—	—
Industrials	58,644,731	58,644,731	—	—
Information Technology	124,260,793	124,260,793	—	—
Materials	31,517,742	31,517,742	—	—
Telecommunication
Services	14,861,777	14,861,777	—	—
Utilities	17,360,222	17,360,222	—	—
Preferred Securities
Energy	1,077,006	1,077,006	—	—
Financials	11,965,755	11,965,755	—	—
Industrials	7,648,058	7,648,058	—	—
U.S. Government &
Agency Obligations	79,927,867	—	$79,927,867	—
Foreign Government
Obligations	2,052,990	—	2,052,990	—
Corporate Bonds	133,239,319	—	133,239,319	—
Capital Preferred
Securities	2,446,100	—	2,446,100	—
Municipal Bonds	605,193	—	605,193	—
Collateralized Mortgage
Obligations	56,469,391	—	55,516,585	952,806
Asset Backed Securities	38,095,749	—	38,095,749	—
Securities Lending
Collateral	727,488	727,488	—	—

Total Investments in
Securities	$969,065,415	$656,227,695	$311,883,803	$953,917

Annual report | Balanced Fund	35

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The Fund may lend its securities to earn additional income. It receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, an affiliate of the Fund, which has a floating net asset value (NAV) and invests in short term investments as part of the securities lending program, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral and through securities lending provider indemnification, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value or possible loss of rights in the collateral should the borrower fail financially. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market prices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of the foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2012 were $2,357. For the year ended October 31, 2012, the Fund had no borrowings under the line of credit.

36	Balanced Fund | Annual report

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended October 31, 2012 and October 31, 2011 was as follows:

	OCTOBER 31, 2012	OCTOBER 31, 2011

Ordinary Income	$11,705,069	$16,670,354

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2012, the components of distributable earnings on a tax basis consisted of $2,942,195 of undistributed ordinary income and $17,729,310 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and amortization and accretion on debt securities.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11

Annual report | Balanced Fund	37

may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable/payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended October 31, 2012, the Fund used futures contracts to manage duration of the portfolio. During the year ended October 31, 2012, the Fund held futures contracts with aggregate settlement values ranging up to $19.8 million as measured at each quarter end. At October 31, 2012, the Fund held no future contracts.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

	STATEMENT OF	FUTURES
RISK	OPERATIONS LOCATION	CONTRACTS

Interest rate contracts	Net realized gain (loss)	($165,761)
Total		($165,761)

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust including the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

38	Balanced Fund | Annual report

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $2,000,000,000 of the Fund’s average daily net assets; and (b) 0.55% of the Fund’s average daily net assets in excess of $2,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.74% for Class R6 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses. The current expense limitation agreement expires February 28, 2013, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at the time.

The investment management fees incurred for the year ended October 31, 2012 were equivalent to a net annual effective rate of 0.60% of the Fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2012 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the Fund pays for certain other services. The Fund pays the following contractual rates of distribution and may pay up to the following service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE	SERVICE FEE

Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%

Annual report | Balanced Fund	39

Effective June 5, 2012, the Fund’s distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares. The waiver agreement expires on February 28, 2014, unless renewed by mutual agreement of the Fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $921 for the year ended October 31, 2012.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $964,200 for the year ended October 31, 2012. Of this amount, $148,003 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $795,551 was paid as sales commissions to broker-dealers and $20,646 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2012, CDSCs received by the Distributor amounted to $179,755 and $22,112 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2012 were:

	DISTRIBUTION	TRANSFER
SHARE CLASS	AND SERVICE FEES	AGENT FEES

Class A	$1,519,905	$1,004,811
Class B	737,607	146,264
Class C	2,914,918	578,533
Class I	—	72,128
Class R1	18,722	741
Class R2	167	19
Class R3	110,841	5,238
Class R4	6,810	599
Class R5	2,308	1,410
Class R6	—	33
Total	$5,311,278	$1,809,776

40	Balanced Fund | Annual report

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The John Hancock Group of Funds Deferred Compensation Plan (the Plan) was in effect on October 31, 2012 but since then has been terminated. Under the Plan, deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended October 31, 2012 and 2011 were as follows:

	Year ended 10-31-12		Year ended 10-31-11
	Shares	Amount	Shares	Amount
Class A shares

Sold	4,737,116	$75,262,361	7,499,090	$115,356,091
Distributions reinvested	449,149	6,961,790	649,955	9,879,127
Repurchased	(9,457,639)	(147,921,883)	(17,717,302)	(268,844,213)

Net decrease	(4,271,374)	($65,697,732)	(9,568,257)	($143,608,995)

Class B shares

Sold	581,579	$9,212,053	794,818	$12,207,648
Distributions reinvested	31,453	483,552	39,142	596,949
Repurchased	(861,417)	(13,568,438)	(1,090,735)	(16,502,433)

Net decrease	(248,385)	($3,872,833)	(256,775)	($3,697,836)

Class C shares

Sold	1,815,415	$28,832,908	3,237,494	$49,856,015
Distributions reinvested	118,586	1,821,996	164,351	2,506,221
Repurchased	(4,505,442)	(70,265,525)	(6,596,938)	(99,814,956)

Net decrease	(2,571,441)	($39,610,621)	(3,195,093)	($47,452,720)

Class I shares

Sold	1,268,723	$20,149,736	2,101,613	$32,690,043
Distributions reinvested	62,300	968,107	70,058	1,060,587
Repurchased	(1,539,900)	(24,095,270)	(4,193,878)	(63,830,813)

Net decrease	(208,877)	($2,977,427)	(2,022,207)	($30,080,183)

Class R1 shares

Sold	65,125	$1,017,363	117,011	$1,774,702
Distributions reinvested	1,561	24,321	862	13,113
Repurchased	(43,051)	(686,047)	(37,859)	(587,071)

Net increase	23,635	$355,637	80,014	$1,200,744

Class R2 shares[1]

Sold	6,211	$100,000	—	—

Net increase	6,211	$100,000	—	—

Class R3 shares

Sold	122,429	$1,909,058	201,664	$3,072,642
Distributions reinvested	13,887	215,640	17,798	271,188
Repurchased	(161,650)	(2,568,090)	(322,351)	(4,951,447)

Net decrease	(25,334)	($443,392)	(102,889)	($1,607,617)

Annual report | Balanced Fund	41

	Year ended 10-31-12		Year ended 10-31-11
	Shares	Amount	Shares	Amount
Class R4 shares

Sold	42,684	$679,115	47,085	$727,858
Distributions reinvested	1,944	30,403	1,581	24,033
Repurchased	(12,142)	(193,082)	(19,057)	(292,925)

Net increase	32,486	$516,436	29,609	$458,966

Class R5 shares

Sold	190,539	$3,036,054	73,125	$1,121,040
Distributions reinvested	5,309	83,204	4,117	62,488
Repurchased	(58,532)	(946,529)	(77,714)	(1,215,219)

Net increase (decrease)	137,316	$2,172,729	(472)	($31,691)

Class R6 shares[2]

Sold	165	$2,638	6,789	$100,000
Distributions reinvested	1[3]	10	—	—

Net increase	166	$2,648	6,789	$100,000

Net decrease	(7,125,597)	($109,454,555)	(15,029,281)	($224,719,332)

1 The inception date for Class R2 shares is 3-1-12.

2 The inception date for Class R6 shares is 9-1-11.

3 The actual distribution reinvested was 0.616 shares.

Affiliates of the Fund owned 100% and 98% of shares of beneficial interest of Class R2 and Class R6, respectively, on October 31, 2012.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, aggregated $514,080,550 and $609,565,103, respectively, for the year ended October 31, 2012. Purchases and sales of U.S. Treasury obligations aggregated $104,940,905 and $113,113,093, respectively, for the year ended October 31, 2012.

42	Balanced Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and the Shareholders of
John Hancock Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Balanced Fund (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2012

Annual report | Balanced Fund	43

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

In prior years, certain dividends paid by the Fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, such favorable treatment of dividend income is scheduled to expire as are certain other favorable tax provisions. As a result, absent congressional action, the maximum tax rate on dividend income will increase from 15% to 39.6%. Congress is considering various tax law changes that could alter these changes in tax rates or that could otherwise affect the Fund or its shareholders.

44	Balanced Fund | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Balanced Fund (the Fund), a series of John Hancock Investment Trust (the Trust), met in-person on May 6–8 and June 3–5, 2012 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

On June 3–5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3–5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3–5, Investment Performance Committee B was a standing committee of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee B was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 6–8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (Lipper), on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as

Annual report | Balanced Fund	45

institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 6–8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6–8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3–5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreement, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and its affiliate’s transfer agency operations and considered the Adviser’s and its affiliates’ policies and procedures for assuring compliance with applicable laws and regulations.

46	Balanced Fund | Annual report

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not mutual funds, the differences in services relate to the greater share purchase and redemption activity in a mutual fund, the generally higher turnover of mutual fund portfolio holdings, the more burdensome regulatory and legal obligations of mutual funds and the higher marketing costs for mutual funds. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Balanced Fund Class A Shares	–3.23%	10.16%	4.24%	5.07%
Mixed-Asset Target Allocation Moderate	0.28%	11.22%	1.55%	4.15%
Category Average
Blended Index (60% S&P 500/40%	4.40%	11.17%	2.45%	4.06%
Barclays Agg Bond)

The Board noted that, although the Fund had underperformed its Category’s average performance and its benchmark index’s performance over the one-year and three-year periods, the Fund had outperformed its Category’s average performance and its benchmark index’s performance over the five- and ten-year periods.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts.

Annual report | Balanced Fund	47

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and, if different, the Fund’s total operating expense ratio after taking into account any fee waiver or expense waiver agreement by the Adviser (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Expense Group median.

The Board noted that the Fund’s advisory fee ratio was four basis points above the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios for Class A shares contained in the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	FUND — CLASS A	EXPENSE GROUP MEDIAN

Advisory Fee Ratio	0.60%	0.56%
Gross Expense Ratio	1.15%	1.15%
Net Expense Ratio	1.15%	1.15%

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board considered limited profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered basic assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

48	Balanced Fund | Annual report

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreement each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

Annual report | Balanced Fund	49

Special Shareholder Meeting

On November 15, 2012, a Special Meeting of the Shareholders of John Hancock Investment Trust and each of its series, including John Hancock Balanced Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Investment Trust.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	186,793,981.29	2,454,725.91
Peter S. Burgess	186,767,594.21	2,481,112.98
William H. Cunningham	186,751,001.08	2,497,706.12
Grace K. Fey	186,971,057.60	2,277,649.60
Theron S. Hoffman	186,860,324.01	2,388,383.19
Deborah C. Jackson	187,030,187.95	2,218,519.25
Hassell H. McClellan	186,781,849.17	2,466,858.02
James M. Oates	186,740,904.19	2,507,803.01
Steven R. Pruchansky	186,832,688.86	2,416,018.33
Gregory A. Russo	186,893,937.02	2,354,770.18
Non-Independent Trustees
James R. Boyle	186,948,038.35	2,300,668.84
Craig Bromley	186,944,350.74	2,304,356.46
Warren A. Thomson	186,985,205.97	2,263,501.23

50	Balanced Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James M. Oates,[2] Born: 1946	2012	240

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairman of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III
(2005–2006); Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable
Insurance Trust; Trustee and Chairman of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	240

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust (since
1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	240

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	240

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000);
former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks
Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986); Trustee,
John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	240

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Annual report | Balanced Fund	51

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	240

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	240

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	240

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2005).

Steven R. Pruchansky, Born: 1944	1991	240

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairman of the Board (2011–2012),
John Hancock retail funds; Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2012).

Gregory A. Russo, Born: 1949	2009	240

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

52	Balanced Fund | Annual report

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[2] Born: 1959	2012	240

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	240

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2010), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	240

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since
2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since
2001, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Annual report | Balanced Fund	53

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust (since 2010 and 2007–2009, including prior positions); Treasurer, John Hancock Fund II
(since 2010, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210–2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800–225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Fund, effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive or director with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

54	Balanced Fund | Annual report

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Advisers, LLC
Charles L. Bardelis*
James R. Boyle†	Subadviser
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Steven R. Pruchansky, Vice Chairman	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Balanced Fund	55

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Balanced Fund.	36A 10/12
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/12

John Hancock

MUTUAL FUNDS

John Hancock

Large Cap Equity Fund

Annual Report

10.31.12

A look at performance

Total returns for the period ended October 31, 2012

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge			with maximum sales charge

	1-year	5-year	10-year	1-year	5-year	10-year

Class A	8.36	–0.87	8.51	8.36	–4.28	126.33

Class B	8.26	–0.98	8.41	8.26	–4.79	124.23

Class C	12.21	–0.60	8.25	12.21	–2.95	120.86

Class I1	14.45	0.52	9.60	14.45	2.61	150.16

Class R1[1,2]	13.73	–0.22	8.68	13.73	–1.10	129.88

Class R2[1]	14.17	0.15	9.10	14.17	0.73	138.95

Class R3[1,2]	13.82	–0.15	8.77	13.82	–0.75	131.84

Class R4[1,2]	14.23	0.15	9.10	14.23	0.75	138.87

Class R5[1,2]	14.52	0.45	9.42	14.52	2.26	146.09

Class R6[1,2]	14.57	0.59	9.60	14.57	2.97	150.02

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2*	Class R3	Class R4	Class R5	Class R6*
Net/Gross (%)	1.12	1.87	1.87	0.79	1.45	1.23	1.38	0.96	0.74	0.73

* Expenses have been estimated for the Class’s first full year of operations.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

See the following page for footnotes.

6	Large Cap Equity Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class B3	10-31-02	$22,423	$22,423	$19,500

Class C3	10-31-02	22,086	22,086	19,500

Class I1	10-31-02	25,016	25,016	19,500

Class R1[1,2]	10-31-02	22,988	22,988	19,500

Class R2[1]	10-31-02	23,895	23,895	19,500

Class R3[1,2]	10-31-02	23,184	23,184	19,500

Class R4[1,2]	10-31-02	23,887	23,887	19,500

Class R5[1,2]	10-31-02	24,609	24,609	19,500

Class R6[1,2]	10-31-02	25,002	25,002	19,500

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04.

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 For certain types of investors, as described in the Fund’s prospectuses.

2 9-30-84 is the inception date for the oldest class of shares, Class A shares. Class R1, Class R3, Class R4 and Class R5 shares were first offered on 5-22-09. Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. Returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R6 and Class R2 shares as applicable.

3 No contingent deferred sales charge is applicable.

Annual report | Large Cap Equity Fund	7

Management’s discussion of

Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

U.S. stocks rallied for the year ended October 31, 2012, benefiting from valuations that were well below long-term historical averages and a slowly recovering U.S. economy. Recapitalized financial companies started lending again. New home orders and existing home sales picked up, boosting mortgage and home equity loan volumes as well as job growth in the construction industry. Higher home values bolstered consumer sentiment and discretionary spending. Anticipation that the Federal Reserve would take more steps to bolster economic growth, which it did in September, fueled added gains. U.S. and large-cap stocks did particularly well, benefiting from their safe-haven status during periods when Europe’s sovereign debt crisis triggered market volatility.

For the year ended October 31, 2012, John Hancock Large Cap Equity Fund’s Class A shares returned 14.07%, excluding sales charges. By comparison, the Fund’s benchmark, the S&P 500 Index, advanced 15.21%, and its peer group, the Morningstar, Inc. large growth fund category, gained 10.10%. Our focus was on what we consider financially sound large-cap companies with competitive advantages, significant cash flow and attractive stock prices. Stock picks in consumer discretionary and health care aided the Fund’s performance versus the index, but energy and, to a lesser extent, industrials hurt. Individual standouts included homebuilder Lennar Corp., whose stock soared as new home orders picked up, and biotechnology leader Amgen, Inc., whose share price gains were driven by well-established drug franchises that generated significant cash flow, allowing the company to increase its dividend and buy back shares. By contrast, an investment in natural gas producer Ultra Petroleum Corp. sank along with gas prices. Elsewhere, the Fund suffered from not owning a large enough position in technology leader and large benchmark component Apple, Inc. last spring when it rallied sharply. We took advantage of a pullback and built a position over the summer. At period end, we remained optimistic about the economy’s long-term prospects and excited by what we believe are attractive valuations among U.S. large-cap stocks.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets.

8	Large Cap Equity Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2012 with the same investment held until October 31, 2012.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period ended 10-31-12[1]

Class A	$1,000.00	$1,028.80	$5.81

Class B	1,000.00	1,025.20	9.62

Class C	1,000.00	1,025.20	9.62

Class I	1,000.00	1,030.70	4.13

Class R1	1,000.00	1,027.30	7.49

Class R2	1,000.00	1,029.60	5.00

Class R3	1,000.00	1,028.00	7.09

Class R4	1,000.00	1,030.00	5.05

Class R5	1,000.00	1,031.00	3.98

Class R6	1,000.00	1,031.00	3.73

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Large Cap Equity Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2012, with the same investment held until October 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period ended 10-31-12[1]

Class A	$1,000.00	$1,019.40	$5.79

Class B	1,000.00	1,015.60	9.58

Class C	1,000.00	1,015.60	9.58

Class I	1,000.00	1,021.10	4.12

Class R1	1,000.00	1,017.70	7.46

Class R2	1,000.00	1,020.20	4.98

Class R3	1,000.00	1,018.10	7.05

Class R4	1,000.00	1,020.20	5.03

Class R5	1,000.00	1,021.20	3.96

Class R6	1,000.00	1,021.50	3.71

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.14%, 1.89%, 1.89%, 0.81%, 1.47%, 0.98%, 1.39%, 0.99%, 0.78% and 0.73% for Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Large Cap Equity Fund | Annual report

Portfolio summary

Top 10 Holdings (41.2% of Net Assets on 10-31-12)[1,2]

QUALCOMM, Inc.	5.6%	Bank of America Corp.	3.7%

Amazon.com, Inc.	5.6%	Google, Inc., Class A	3.6%

Lowe’s Companies, Inc.	5.2%	T. Rowe Price Group, Inc.	3.0%

JPMorgan Chase & Company	4.8%	The Goldman Sachs Group, Inc.	2.7%

Apple, Inc.	4.3%	Cisco Systems, Inc.	2.7%

Sector Composition[1,3]

Information Technology	23.1%	Consumer Staples	6.7%

Financials	22.9%	Industrials	5.1%

Consumer Discretionary	17.2%	Materials	1.3%

Energy	11.9%	Short-Term Investments & Other	2.6%

Health Care	9.2%

1 As a percentage of net assets on 10-31-12.
2 Cash and cash equivalents not included.
3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Large Cap Equity Fund	11

Fund’s investments

As of 10-31-12

	Shares	Value

Common Stocks 97.4%	$1,444,575,465

(Cost $1,343,045,566)

Consumer Discretionary 17.2%		254,632,172

Household Durables 2.4%

Lennar Corp., Class A	928,187	34,779,167

Internet & Catalog Retail 6.1%

Amazon.com, Inc. (I)	354,525	82,540,511

Blue Nile, Inc. (I)	198,280	7,489,036

Media 2.8%

Omnicom Group, Inc.	556,909	26,681,510

The Walt Disney Company	302,715	14,854,225

Multiline Retail 0.7%

Target Corp.	169,889	10,830,424

Specialty Retail 5.2%

Lowe’s Companies, Inc.	2,392,134	77,457,299

Consumer Staples 6.7%		99,087,898

Beverages 5.6%

Diageo PLC, ADR	263,416	30,092,644

PepsiCo, Inc.	515,982	35,726,594

SABMiller PLC	413,991	17,734,528

Tobacco 1.1%

Philip Morris International, Inc.	175,408	15,534,132

Energy 11.9%		175,885,696

Energy Equipment & Services 4.4%

National Oilwell Varco, Inc.	334,051	24,619,559

Schlumberger, Ltd.	576,167	40,060,892

Oil, Gas & Consumable Fuels 7.5%

Apache Corp.	401,647	33,236,289

Brazil Ethanol, Inc. (I)(S)	500,000	5,000

Chevron Corp.	137,470	15,150,569

Exxon Mobil Corp.	173,998	15,863,398

Occidental Petroleum Corp.	352,375	27,823,530

Ultra Petroleum Corp. (I)	838,512	19,126,459

12	Large Cap Equity Fund | Annual report	See notes to financial statements

	Shares	Value
Financials 22.9%		$340,147,341

Capital Markets 9.5%

Morgan Stanley	1,977,000	34,360,260

State Street Corp.	503,583	22,444,694

T. Rowe Price Group, Inc.	678,057	44,033,022

The Goldman Sachs Group, Inc.	328,962	40,261,659

Commercial Banks 1.9%

Wells Fargo & Company	818,708	27,582,273

Consumer Finance 1.1%

American Express Company	290,102	16,237,009

Diversified Financial Services 8.5%

Bank of America Corp.	5,916,733	55,143,951

JPMorgan Chase & Company	1,718,760	71,637,917

Insurance 1.9%

Prudential Financial, Inc.	498,625	28,446,556

Health Care 9.2%		137,305,587

Biotechnology 2.7%

Amgen, Inc.	462,571	40,033,207

Health Care Equipment & Supplies 1.6%

Medtronic, Inc.	590,091	24,535,984

Health Care Providers & Services 0.3%

Amsurg Corp. (I)	134,223	3,828,040

Pharmaceuticals 4.6%

Merck & Company, Inc.	797,186	36,375,597

Novartis AG, ADR	271,532	16,416,825

Pfizer, Inc.	648,007	16,115,934

Industrials 5.1%		75,248,200

Air Freight & Logistics 1.9%

United Parcel Service, Inc., Class B	386,983	28,346,505

Industrial Conglomerates 2.1%

General Electric Company	1,470,275	30,963,992

Professional Services 1.1%

Robert Half International, Inc.	592,700	15,937,703

Information Technology 23.1%		343,010,743

Communications Equipment 8.3%

Cisco Systems, Inc.	2,345,772	40,206,532

QUALCOMM, Inc.	1,423,542	83,383,973

Computers & Peripherals 5.8%

Apple, Inc.	108,179	64,377,323

EMC Corp. (I)	916,540	22,381,907

Internet Software & Services 3.6%

Google, Inc., Class A (I)	77,552	52,717,523

IT Services 1.2%

Broadridge Financial Solutions, Inc.	787,394	18,070,692

See notes to financial statements	Annual report | Large Cap Equity Fund	13

			Shares	Value
Software 4.2%

FactSet Research Systems, Inc.			352,375	$31,907,556

Oracle Corp.			965,064	29,965,237

Materials 1.3%				19,257,828

Chemicals 1.3%

Air Products & Chemicals, Inc.			248,392	19,257,828
		Maturity
	Yield* (%)	date	Par value	Value

Short-Term Investments 2.0%				$30,000,000

(Cost $30,000,000)

U.S. Government Agency 2.0%				30,000,000
Federal Home Loan Discount Notes	0.050	11-1-12	$30,000,000	30,000,000

Total investments (Cost $1,373,045,566)† 99.4%			$1,474,575,465

Other assets and liabilities, net 0.6%				$9,025,449

Total net assets 100.0%			$1,483,600,914

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(I) Non-income producing security.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

* Yield represents the annualized yield at the date of purchase.

† At 10-31-12, the aggregate cost of investment securities for federal income tax purposes was $1,376,859,628. Net unrealized appreciation aggregated $97,715,837, of which $139,067,676 related to appreciated investment securities and $41,351,839 related to depreciated investment securities.

14	Large Cap Equity Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $1,373,045,566)	$1,474,575,465
Cash	12,003,707
Receivable for fund shares sold	1,949,510
Dividends and interest receivable	824,767
Other receivables and prepaid expenses	148,195

Total assets	1,489,501,644

Liabilities

Payable for fund shares repurchased	4,073,906
Payable to affiliates
Accounting and legal services fees	57,826
Transfer agent fees	227,385
Distribution and service fees	471,790
Trustees’ fees	87,623
Management fees	806,622
Other liabilities and accrued expenses	175,578

Total liabilities	5,900,730

Net assets

Paid-in capital	$1,750,234,930
Undistributed net investment income	8,837,904
Accumulated net realized gain (loss) on investments and foreign
currency transactions	(377,001,819)
Net unrealized appreciation (depreciation) on investments	101,529,899

Net assets	$1,483,600,914

See notes to financial statements	Annual report | Large Cap Equity Fund	15

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($943,319,410 ÷ 34,271,981 shares)	$27.52
Class B ($68,998,221 ÷ 2,738,496 shares)[1]	$25.20
Class C ($234,630,433 ÷ 9,314,122 shares)[1]	$25.19
Class I ($225,964,998 ÷ 7,905,054 shares)	$28.58
Class R1 ($6,589,705 ÷ 233,163 shares)	$28.26
Class R2 ($107,024 ÷ 3,747 shares)	$28.56
Class R3 ($2,785,247 ÷ 98,424 shares)	$28.30
Class R4 ($124,562 ÷ 4,375 shares)	$28.47
Class R5 ($965,324 ÷ 33,740 shares)	$28.61
Class R6 ($115,990 ÷ 4,054 shares)	$28.61

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$28.97

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16	Large Cap Equity Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$31,849,129
Securities lending	157,379
Interest	1,314
Less foreign taxes withheld	(341,770)

Total investment income	31,666,052

Expenses

Investment management fees	10,570,424
Distribution and service fees	6,144,516
Accounting and legal services fees	346,444
Transfer agent fees	3,103,139
Trustees’ fees	110,140
State registration fees	165,220
Printing and postage	124,282
Professional fees	133,235
Custodian fees	77,565
Registration and filing fees	77,038
Other	76,104

Total expenses	20,928,107
Less expense reductions	(49)

Net expenses	20,928,058

Net investment income	10,737,994

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(25,595,187)
Investments in affiliated issuers	2,260
Capital gain distributions received from affiliated underlying funds	873
Foreign currency transactions	(144,596)
(25,736,650)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	233,563,842
Investments in affiliated issuers	(3,959)
233,559,883
Net realized and unrealized gain	207,823,233

Increase in net assets from operations	$218,561,227

See notes to financial statements	Annual report | Large Cap Equity Fund	17

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-12	10-31-11

Increase (decrease) in net assets

From operations
Net investment income	$10,737,994	$4,145,843
Net realized gain (loss)	(25,736,650)	101,925,771
Change in net unrealized appreciation (depreciation)	233,559,883	(119,007,211)

Increase (decrease) in net assets resulting from operations	218,561,227	(12,935,597)

Distributions to shareholders
From net investment income
Class A	(661,079)	(24,003,854)
Class B	—	(544,142)
Class C	—	(2,162,407)
Class I	(335,575)	(4,536,566)
Class R1	(564)	(25,115)
Class R3	(667)	(13,397)
Class R4	(73)	(1,321)
Class R5	(2,151)	(25,969)
Class R6	(110)	—

Total distributions	(1,000,219)	(31,312,771)

From Fund share transactions	(839,924,296)	(641,156,690)

Total decrease	(622,363,288)	(685,405,058)

Net assets

Beginning of year	2,105,964,202	2,791,369,260

End of year	$1,483,600,914	$2,105,964,202

Undistributed (Accumulated distributions in excess of) net
investment income	$8,837,904	($2,760,401)

18	Large Cap Equity Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$24.14	$24.60	$21.61	$18.28	$28.40	$21.23
Net investment income[2]	0.19	0.06	0.06	0.07	—[3]	0.04
Net realized and unrealized gain (loss)
on investments	3.20	(0.22)	3.01	3.88	(10.12)	7.13
Total from investment operations	3.39	(0.16)	3.07	3.95	(10.12)	7.17
Less distributions
From net investment income	(0.01)	(0.30)	(0.08)	(0.62)	—	—
Net asset value, end of period	$27.52	$24.14	$24.60	$21.61	$18.28	$28.40
Total return (%)[4,5]	14.07	(0.73)	14.22	22.76	(35.63)[6]	33.77

Ratios and supplemental data

Net assets, end of period (in millions)	$943	$1,355	$1,998	$1,660	$1,249	$1,182
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.14	1.12	1.16	1.23	1.11[7]	1.14
Expenses net of fee waivers and credits	1.14	1.12	1.14	1.22	1.11[7]	1.14
Net investment income (loss)	0.74	0.24	0.24	0.35	(0.01)[7]	0.15
Portfolio turnover (%)	108	59	94	99	113	40

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
6 Not annualized.
7 Annualized.

See notes to financial statements	Annual report | Large Cap Equity Fund	19

CLASS B SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$22.25	$22.71	$20.02	$16.89	$26.41	$19.89
Net investment loss[2]	(0.01)	(0.12)	(0.11)	(0.06)	(0.16)	(0.15)
Net realized and unrealized gain (loss)
on investments	2.96	(0.22)	2.80	3.61	(9.36)	6.67
Total from investment operations	2.95	(0.34)	2.69	3.55	(9.52)	6.52
Less distributions
From net investment income	—	(0.12)	—	(0.42)	—	—
Net asset value, end of period	$25.20	$22.25	$22.71	$20.02	$16.89	$26.41
Total return (%)[3,4]	13.26	(1.52)	13.44	21.85	(36.05)[5]	32.78

Ratios and supplemental data

Net assets, end of period (in millions)	$69	$80	$104	$105	$105	$156
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.89	1.87	1.92	1.98	1.85[6]	1.89
Expenses net of fee waivers
and credits	1.89	1.87	1.89	1.98	1.85[6]	1.89
Net investment loss	(0.04)	(0.51)	(0.50)	(0.38)	(0.75)[6]	(0.63)
Portfolio turnover (%)	108	59	94	99	113	40

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Annualized.

CLASS C SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$22.25	$22.70	$20.02	$16.89	$26.41	$19.89
Net investment loss[2]	(0.01)	(0.12)	(0.11)	(0.07)	(0.16)	(0.14)
Net realized and unrealized gain (loss)
on investments	2.95	(0.21)	2.79	3.62	(9.36)	6.66
Total from investment operations	2.94	(0.33)	2.68	3.55	(9.52)	6.52
Less distributions
From net investment income	—	(0.12)	—	(0.42)	—	—
Net asset value, end of period	$25.19	$22.25	$22.70	$20.02	$16.89	$26.41
Total return (%)[3,4]	13.21	(1.48)	13.39	21.85	(36.05)[5]	32.78

Ratios and supplemental data

Net assets, end of period (in millions)	$235	$313	$402	$329	$250	$176
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.89	1.87	1.92	1.98	1.86[6]	1.90
Expenses net of fee waivers
and credits	1.89	1.87	1.89	1.97	1.86[6]	1.89
Net investment loss	(0.03)	(0.51)	(0.51)	(0.40)	(0.76)[6]	(0.58)
Portfolio turnover (%)	108	59	94	99	113	40

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Annualized.

20	Large Cap Equity Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$25.00	$25.46	$22.33	$18.91	$29.28	$21.80
Net investment income[2]	0.29	0.15	0.14	0.14	0.09	0.19
Net realized and unrealized gain (loss)
on investments	3.32	(0.23)	3.13	4.00	(10.46)	7.30
Total from investment operations	3.61	(0.08)	3.27	4.14	(10.37)	7.49
Less distributions
From net investment income	(0.03)	(0.38)	(0.14)	(0.72)	—	(0.01)
Net asset value, end of period	$28.58	$25.00	$25.46	$22.33	$18.91	$29.28
Total return (%)[3]	14.45	(0.38)	14.69	23.21	(35.42)[4]	34.36

Ratios and supplemental data

Net assets, end of period (in millions)	$226	$347	$282	$195	$174	$271
Ratios (as a percentage of average
net assets):
Expenses before reductions	0.80	0.76	0.76	0.84	0.74[5]	0.76
Expenses net of fee waivers
and credits	0.80	0.76	0.76	0.84	0.74[5]	0.75
Net investment income	1.08	0.59	0.61	0.75	0.36[5]	0.69
Portfolio turnover (%)	108	59	94	99	113	40

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Annualized.

CLASS R1 SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09[1]

Per share operating performance

Net asset value, beginning of period	$24.85	$25.34	$22.25	$18.82
Net investment income (loss)[2]	0.10	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	3.31	(0.23)	3.12	3.45
Total from investment operations	3.41	(0.26)	3.09	3.43
Less distributions
From net investment income	—[3]	(0.23)	—	—
Net asset value, end of period	$28.26	$24.85	$25.34	$22.25
Total return (%)[4]	13.73	(1.07)	13.89	18.23[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$7	$7	$2	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.45	1.45	1.41	2.38[7]
Expenses net of fee waivers and credits	1.45	1.45	1.41	1.61[7]
Net investment income (loss)	0.38	(0.13)	(0.14)	(0.24)[7]
Portfolio turnover (%)	108	59	94	99

1 The inception date for Class R1 shares is 5-22-09.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Less than $500,000.
7 Annualized.

See notes to financial statements	Annual report | Large Cap Equity Fund	21

CLASS R2 SHARES Period ended	10-31-12[1]

Per share operating performance

Net asset value, beginning of period	$26.69
Net investment income[2]	0.11
Net realized and unrealized gain on investments	1.76
Total from investment operations	1.87
Net asset value, end of period	$28.56
Total return (%)[3]	7.01[4]

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97[6]
Expenses net of fee waivers and credits	0.97[6]
Net investment income	0.58[6]
Portfolio turnover (%)	108[7]

1 The inception date for Class R2 shares is 3-1-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

CLASS R3 SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09[1]

Per share operating performance

Net asset value, beginning of period	$24.87	$25.34	$22.26	$18.82
Net investment income (loss)[2]	0.12	(0.02)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	3.32	(0.22)	3.14	3.46
Total from investment operations	3.44	(0.24)	3.09	3.44
Less distributions
From net investment income	(0.01)	(0.23)	(0.01)	—
Net asset value, end of period	$28.30	$24.87	$25.34	$22.26
Total return (%)[3]	13.82	(1.00)	13.89	18.28[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$3	$3	$1	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.37	1.38	1.42	3.13[6]
Expenses net of fee waivers and credits	1.37	1.38	1.42	1.51[6]
Net investment income (loss)	0.47	(0.06)	(0.20)	(0.19)[6]
Portfolio turnover (%)	108	59	94	99

1 The inception date for Class R3 shares is 5-22-09.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

22	Large Cap Equity Fund | Annual report	See notes to financial statements

CLASS R4 SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09[1]

Per share operating performance

Net asset value, beginning of period	$24.94	$25.38	$22.29	$18.82
Net investment income[2]	0.21	0.08	0.02	0.01
Net realized and unrealized gain (loss) on investments	3.34	(0.24)	3.13	3.46
Total from investment operations	3.55	(0.16)	3.15	3.47
Less distributions
From net investment income	(0.02)	(0.28)	(0.06)	—
Net asset value, end of period	$28.47	$24.94	$25.38	$22.29
Total return (%)[3]	14.23	(0.70)	14.16	18.44[4]

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]	—[5]	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	1.06	2.34	2.87[6]
Expenses net of fee waivers and credits	1.03	1.06	1.21	1.21[6]
Net investment income	0.78	0.30	0.08	0.11[6]
Portfolio turnover (%)	108	59	94	99

1 The inception date for Class R4 shares is 5-22-09.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

CLASS R5 SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09[1]

Per share operating performance

Net asset value, beginning of period	$25.01	$25.44	$22.32	$18.82
Net investment income[2]	0.29	0.16	0.05	0.03
Net realized and unrealized gain (loss) on investments	3.34	(0.24)	3.18	3.47
Total from investment operations	3.63	(0.08)	3.23	3.50
Less distributions
From net investment income	(0.03)	(0.35)	(0.11)	—
Net asset value, end of period	$28.61	$25.01	$25.44	$22.32
Total return (%)[3]	14.52	(0.38)	14.52	18.60[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$1	$2	$2	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.74	0.89	2.40[6]
Expenses net of fee waivers and credits	0.76	0.74	0.89	0.91[6]
Net investment income	1.08	0.59	0.22	0.37[6]
Portfolio turnover (%)	108	59	94	99

1 The inception date for Class R5 shares is 5-22-09.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

See notes to financial statements	Annual report | Large Cap Equity Fund	23

CLASS R6 SHARES Period ended	10-31-12	10-31-11[1]

Per share operating performance

Net asset value, beginning of period	$25.00	$24.67
Net investment income[2]	0.29	0.02
Net realized and unrealized gain on investments	3.35	0.31
Total from investment operations	3.64	0.33
Less distributions
From net investment income	(0.03)	—
Net asset value, end of period	$28.61	$25.00
Total return (%)[3]	14.57	1.34[4]

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	0.75[6]
Expenses net of fee waivers and credits	0.72	0.75[6]
Net investment income	1.10	0.47[6]
Portfolio turnover (%)	108	59[7]

1 The inception date for Class R6 shares is 9-1-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

24	Large Cap Equity Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Large Cap Equity Fund (the Fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

Annual report | Large Cap Equity Fund	25

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$254,632,172	$254,632,172	—	—
Consumer Staples	99,087,898	81,353,370	$17,734,528	—
Energy	175,885,696	175,880,696	—	$5,000
Financials	340,147,341	340,147,341	—	—
Health Care	137,305,587	137,305,587	—	—
Industrials	75,248,200	75,248,200	—	—
Information Technology	343,010,743	343,010,743	—	—
Materials	19,257,828	19,257,828	—	—
Short-Term Investments	30,000,000	—	30,000,000	—

Total Investments in
Securities	$1,474,575,465	$1,426,835,937	$47,734,528	$5,000

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The Fund may lend its securities to earn additional income. It receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in John Hancock Collateral Investment Trust (JHCIT), an affiliate of the Fund, which has a floating net asset value (NAV) and invests in short term investments as part of the securities lending program, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral and through securities lending provider indemnification, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value or possible loss of rights in the collateral should the borrower fail financially. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

26	Large Cap Equity Fund | Annual report

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2012 were $3,051. For the year ended October 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Annual report | Large Cap Equity Fund	27

For federal income tax purposes, the Fund has a capital loss carryforward of $373,187,757 available to offset future net realized capital gains as of October 31, 2012. The following table details the capital loss carryforward available as of October 31, 2012:

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31	NO EXPIRATION DATE
2017	SHORT-TERM	LONG-TERM

$343,016,298	—	$30,171,459

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2012 and October 31, 2011 was as follows: ordinary income of $1,000,219 and $31,312,771, respectively.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2012, the components of distributable earnings on a tax basis consisted of $8,896,492 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to passive foreign investment companies, wash sale loss deferrals and litigation proceeds.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust including the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

28	Large Cap Equity Fund | Annual report

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 0.625% of the first $3,000,000,000 of the Fund’s average daily net assets; and b) 0.600% of the Fund’s average daily net assets in excess of $3,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

Prior to March 1, 2012, the Adviser contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.61%, 1.51%, 1.21%, 0.91% and 0.75% for Class R1, Class R3, Class R4, Class R5 and Class R6 shares, respectively, which excluded certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and extraordinary expenses. These expense limitations expired February 29, 2012 for Class R1, Class R3, Class R4 and Class R5 shares and shall remain in effect until February 28, 2013 for Class R6 shares. For the year ended October 31, 2012, there were no expense reductions or reimbursements related to these agreements.

The investment management fees incurred for the year ended October 31, 2012 were equivalent to a net effective rate of 0.625% of the Fund’s average daily net assets.

Accounting and legal services. Pursuant to the Accounting and Legal Services Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2012 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the Fund pays for certain other services. The Fund pays the following contractual rates of distribution fees and may pay up to the following contractual rates of service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE	SERVICE FEE

Class A	0.25%	—
Class B	1.00%	—
Class C	1.00%	—
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%

Annual report | Large Cap Equity Fund	29

Effective June 5, 2012, the Fund’s distributor has contractually agreed to waive 0.10% of 12b-1 fees of Class R4 shares. The waiver agreement expires on February 28, 2014, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $49 for the year ended October 31, 2012.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $478,379 for the year ended October 31, 2012. Of this amount, $68,132 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $393,949 was paid as sales commissions to broker-dealers and $16,298 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2012, CDSCs received by the Distributor amounted to $217,390 and $31,675 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2012 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$2,685,378	$2,141,520
Class B	735,261	146,217
Class C	2,656,357	529,197
Class I	—	282,670
Class R1	48,308	2,028
Class R2	171	20
Class R3	17,837	844
Class R4	409	36
Class R5	795	574
Class R6	—	33

Total	$6,144,516	$3,103,139

30	Large Cap Equity Fund | Annual report

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The John Hancock Group of Funds Deferred Compensation Plan (the Plan) was in effect on October 31, 2012 but since then has been terminated. Under the Plan, deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 5 — Fund share transactions

Transactions in Fund shares for the years ended October 31, 2012 and October 31, 2011 were as follows:

	Year ended 10-31-12			Year ended 10-31-11
	Shares	Amount	Shares	Amount
Class A shares

Sold	3,332,247	$86,274,164	13,994,851	$364,632,964
Distributions reinvested	26,936	617,368	850,642	21,793,459
Repurchased	(25,224,004)	(636,903,398)	(39,927,541)	(1,013,477,935)

Net decrease	(21,864,821)	($550,011,866)	(25,082,048)	($627,051,512)

Class B shares

Sold	168,321	$3,991,437	393,013	$9,454,772
Distributions reinvested	—	—	19,131	454,734
Repurchased	(1,010,435)	(23,787,254)	(1,393,359)	(32,784,937)

Net decrease	(842,114)	($19,795,817)	(981,215)	($22,875,431)

Class C shares

Sold	495,180	$11,646,499	3,074,314	$74,318,160
Distributions reinvested	—	—	60,140	1,429,535
Repurchased	(5,235,444)	(122,579,588)	(6,770,666)	(157,147,789)

Net decrease	(4,740,264)	($110,933,089)	(3,636,212)	($81,400,094)

Class I shares

Sold	2,699,033	$71,108,297	9,896,347	$269,479,826
Distributions reinvested	10,547	250,283	92,823	2,455,172
Repurchased	(8,683,068)	(228,104,786)	(7,202,842)	(188,314,389)

Net increase (decrease)	(5,973,488)	($156,746,206)	2,786,328	$83,620,609

Class R1 shares

Sold	68,220	$1,800,513	264,048	$6,844,396
Distributions reinvested	18	422	809	21,411
Repurchased	(97,482)	(2,586,016)	(94,224)	(2,513,334)

Net increase (decrease)	(29,244)	($785,081)	170,633	$4,352,473

Class R2 shares[1]

Sold	3,747	$100,000	—	—

Net increase	3,747	$100,000	—	—

Class R3 shares

Sold	15,320	$403,744	122,959	$3,325,667
Distributions reinvested	28	667	507	13,397
Repurchased	(31,745)	(844,356)	(54,892)	(1,427,309)

Net increase (decrease)	(16,397)	($439,945)	68,574	$1,911,755

Annual report | Large Cap Equity Fund	31

	Year ended 10-31-12			Year ended 10-31-11
	Shares	Amount	Shares	Amount
Class R4 shares

Sold	1,279	$34,409	1,895	$49,212
Distributions reinvested	3	73	36	951
Repurchased	(1,304)	(35,316)	(1,710)	(46,879)

Net increase (decrease)	(22)	($834)	221	$3,284

Class R5 shares

Sold	7,665	$204,385	49,507	$1,303,057
Distributions reinvested	89	2,125	964	25,499
Repurchased	(54,733)	(1,517,968)	(42,068)	(1,146,330)

Net increase (decrease)	(46,979)	($1,311,458)	8,403	$182,226

Class R6 shares[2]

Sold	—	—	4,054	$100,000

Net increase	—	—	4,054	$100,000

Net decrease	(33,509,582)	($839,924,296)	(26,661,262)	($641,156,690)

1 The inception date for Class R2 shares is 3-1-12.
2 The inception date for Class R6 shares is 9-1-11.

Affiliates of the Fund owned 100% of shares of beneficial interest of Class R2 and Class R6 shares on October 31, 2012.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $1,817,656,581 and $2,675,616,016, respectively, for the year ended October 31, 2012.

32	Large Cap Equity Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and
the Shareholders of John Hancock Large Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Large Cap Equity Fund (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2012

Annual report | Large Cap Equity Fund	33

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

In prior years, certain dividends paid by the Fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, such favorable treatment of dividend income is scheduled to expire as are certain other favorable tax provisions. As a result, absent congressional action, the maximum tax rate on dividend income will increase from 15% to 39.6%. Congress is considering various tax law changes that could alter these changes in tax rates or that could otherwise affect the Fund or its shareholders.

34	Large Cap Equity Fund | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Large Cap Equity Fund (the Fund), a series of John Hancock Investment Trust (the Trust), met in-person on May 6–8 and June 3–5, 2012 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

On June 3–5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3–5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3–5, 2012, Investment Performance Committee B was a standing committee of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee B was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 6–8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (Lipper), on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as

Annual report | Large Cap Equity Fund	35

institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 6–8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6–8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3–5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreement, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and its affiliate’s transfer agency operations and considered the

36	Large Cap Equity Fund | Annual report

Adviser’s and its affiliates’ policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not mutual funds, the differences in services relate to the greater share purchase and redemption activity in a mutual fund, the generally higher turnover of mutual fund portfolio holdings, the more burdensome regulatory and legal obligations of mutual funds and the higher marketing costs for mutual funds. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Large Cap Equity Fund Class A Shares	–9.03%	11.58%	3.27%	2.74%
Large-Cap Core Category Average	–0.59%	12.77%	–0.82%	2.45%
S&P 500 Daily Reinv Index	2.11%	14.11%	–0.25%	2.92%

The Board noted that, although the Fund had underperformed its Category’s average performance and its benchmark index’s performance over the shorter-term periods, the Fund’s performance compared favorably to the Category’s average performance of the Fund’s Category and the benchmark index’s performance over the longer-term periods. The Board noted that the recent changes to the Fund’s management team have resulted in recent performance improvement which the Board will continue to monitor.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts.

Annual report | Large Cap Equity Fund	37

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and, if different, the Fund’s total operating expense ratio after taking into account any fee waiver or expense waiver agreement by the Adviser (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Expense Group median.

The Board noted that the Fund’s advisory fee ratio was three basis points above the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios for Class A shares contained in the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	FUND — CLASS A	EXPENSE GROUP MEDIAN

Advisory Fee Ratio	0.63%	0.60%
Gross Expense Ratio	1.12%	1.11%
Net Expense Ratio	1.12%	1.11%

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board considered limited profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered basic assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any

38	Large Cap Equity Fund | Annual report

economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreement each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

Annual report | Large Cap Equity Fund	39

Special Shareholder Meeting

On November 15, 2012, a Special Meeting of the Shareholders of John Hancock Investment Trust and each of its series, including John Hancock Large Cap Equity Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Investment Trust.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	186,793,981.29	2,454,725.91
Peter S. Burgess	186,767,594.21	2,481,112.98
William H. Cunningham	186,751,001.08	2,497,706.12
Grace K. Fey	186,971,057.60	2,277,649.60
Theron S. Hoffman	186,860,324.01	2,388,383.19
Deborah C. Jackson	187,030,187.95	2,218,519.25
Hassell H. McClellan	186,781,849.17	2,466,858.02
James M. Oates	186,740,904.19	2,507,803.01
Steven R. Pruchansky	186,832,688.86	2,416,018.33
Gregory A. Russo	186,893,937.02	2,354,770.18
Non-Independent Trustees
James R. Boyle	186,948,038.35	2,300,668.84
Craig Bromley	186,944,350.74	2,304,356.46
Warren A. Thomson	186,985,205.97	2,263,501.23

40	Large Cap Equity Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James M. Oates,[2] Born: 1946	2012	240

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairman of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III
(2005–2006); Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable
Insurance Trust; Trustee and Chairman of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	240

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust (since
1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	240

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	240

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000);
former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks
Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986); Trustee,
John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	240

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Annual report | Large Cap Equity Fund	41

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	240

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	240

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	240

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2005).

Steven R. Pruchansky, Born: 1944	1991	240

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairman of the Board (2011–2012),
John Hancock retail funds; Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2012).

Gregory A. Russo, Born: 1949	2009	240

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

42	Large Cap Equity Fund | Annual report

Non-Independent Trustees4

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[2] Born: 1959	2012	240

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	240

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2010), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	240

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since
2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since
2001, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Annual report | Large Cap Equity Fund	43

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust (since 2010 and 2007–2009, including prior positions); Treasurer, John Hancock Fund II
(since 2010, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210–2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800–225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Fund, effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive or director with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

44	Large Cap Equity Fund | Annual report

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Advisers, LLC
Charles L. Bardelis*
James R. Boyle†	Subadviser
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Steven R. Pruchansky, Vice Chairman	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Large Cap Equity Fund	45

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Large Cap Equity Fund.	50A 10/12
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/12

John Hancock

MUTUAL FUNDS

John Hancock

Small Cap Intrinsic Value Fund

Annual Report

10.31.12

A look at performance

Total returns for the period ended October 31, 2012

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

Class A1	4.95	–6.37	—	3.78	4.95	–28.06	—	32.98

Class B1	4.36	–6.64	—	3.63	4.36	–29.07	—	31.42

Class C1	8.62	–6.11	—	3.76	8.62	–27.04	—	32.77

Class I1,2	10.70	–5.07	—	4.88	10.70	–22.91	—	44.14

Class R6[2,3]	10.84	–4.92	—	5.01	10.84	–22.28	—	45.47

Class NAV[2,4]	11.08	–4.87	—	–3.13	11.08	–22.08	—	–16.04

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I, Class R6 and Class NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 2-28-13 for Class R6 shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. For all other classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6*	Class NAV

Net (%)	1.45	2.43	2.19	1.11	1.10	0.96
Gross (%)	1.45	2.43	2.19	1.11	17.36	0.96

* Expenses have been estimated for the class’s first full year of operations.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

See the following page for footnotes.

6 Small Cap Intrinsic Value Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class B5	2-28-05	$13,142	$13,142	$14,299

Class C5	2-28-05	13,277	13,277	14,299

Class I2	2-28-05	14,414	14,414	14,299

Class R6[2]	2-28-05	14,547	14,547	14,299

Class NAV[2]	5-1-07	8,396	8,396	10,827

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 2000 Index is an unmanaged index of 2,000 U.S. small-capitalization companies.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 From 2-28-05.

2 For certain types of investors, as described in the Fund’s prospectuses.

3 Class R6 shares were first offered on 9-1-11; returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 shares.

4 From 5-1-07.

5 No contingent deferred sales charge is applicable.

Annual report | Small Cap Intrinsic Value Fund 7

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of
Manulife Asset Management (US) LLC

Small-cap stocks finished the year ended October 31, 2012 with strong gains, benefiting from attractive valuations and the promise of an improving economy. However, the year was volatile. Stocks were battered early on and again during the second quarter of 2012 by concerns over the sovereign debt crisis in Europe and the sluggish pace of U.S. economic growth. The sector rebounded in the first quarter of 2012 as some of these worries eased and then in the third quarter, following new initiatives in Europe to address the problems there and a massive U.S. bond buyback program to stimulate economic growth here. Stocks retreated late in the period, pressured by renewed concerns over Europe, the economic slowdown in China and year-end spending cuts and tax increases in the U.S.

For the year ended October 31, 2012, John Hancock Small Cap Intrinsic Value Fund’s Class A shares returned 10.48%, excluding sales charges, lagging the 12.08% gain of its benchmark, the Russell 2000 Index, and trailing the 10.82% advance of the Morningstar, Inc. small blend category peer group average. An overweight in the weak performing energy sector and stock picks in information technology and financials hurt relative performance. In tech, individual detractors included online travel deal site Travelzoo, Inc., whose shares declined due to growing competition. In consumer discretionary, the stock of media company MDC Partners, Inc. detracted, as investments in future growth hurt near-term earnings. Travelzoo was sold from the Fund’s portfolio before period end. Our focus on companies with strong cash flows, solid balance sheets, attractive stock valuations and catalysts to help unlock value led to positive security selection, particularly within consumer staples and energy. Top individual contributors, however, came from other sectors and included homebuilder PulteGroup, Inc. and Southeast regional bank Synovus Financial Corp. Both companies benefited from better housing trends. Pulte was sold during the period as we believed further gains were limited.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Investments in smaller companies may involve greater risks than those in larger, more well-known companies. See the prospectus for the risks of investing in small-cap stocks. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets.

8 Small Cap Intrinsic Value Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2012 with the same investment held until October 31, 2012.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period ended 10-31-12[1]

Class A	$1,000.00	$979.70	$7.46

Class B	1,000.00	974.40	12.46

Class C	1,000.00	975.50	11.22

Class I	1,000.00	981.00	5.98

Class R6	1,000.00	981.10	5.48

Class NAV	1,000.00	982.00	4.88

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Small Cap Intrinsic Value Fund 9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2012, with the same investment held until October 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period ended 10-31-12[1]

Class A	$1,000.00	$1,017.60	$7.61

Class B	1,000.00	1,012.50	12.70

Class C	1,000.00	1,013.80	11.44

Class I	1,000.00	1,019.10	6.09

Class R6	1,000.00	1,019.60	5.58

Class NAV	1,000.00	1,020.20	4.98

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.51%, 2.26%, 1.20%, 1.10% and 0.98% for Class A, Class B, Class C, Class I, Class R6 and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10 Small Cap Intrinsic Value Fund | Annual report

Portfolio summary

Top 10 Holdings (39.9% of Net Assets on 10-31-12)[1,2]

Chemtura Corp.	4.9%	MDC Partners, Inc., Class A	3.9%

Synovus Financial Corp.	4.2%	Teleflex, Inc.	3.8%

Iconix Brand Group, Inc.	4.1%	CoreLogic, Inc.	3.8%

Atwood Oceanics, Inc.	4.1%	PICO Holdings, Inc.	3.6%

Bond Street Holdings LLC, Class A	4.0%	IAMGOLD Corp.	3.5%

Sector Composition[1,3]

Financials	26.7%	Materials	9.6%

Consumer Discretionary	15.5%	Health Care	7.6%

Information Technology	13.9%	Utilities	2.5%

Energy	12.0%	Consumer Staples	2.2%

Industrials	10.1%

Portfolio Composition[1]

Common Stocks — U.S.	83.5%	Common Stocks — Foreign	16.6%

1 As a percentage of net assets on 10-31-12.

2 Cash and cash equivalents not included.

3 Investments in smaller companies may involve greater risks than those in larger, more well-known companies. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets.

Annual report | Small Cap Intrinsic Value Fund 11

Fund’s investments

As of 10-31-12

	Shares	Value
Common Stocks 100.1%		$290,288,379

(Cost $282,802,087)

Consumer Discretionary 15.5%		44,946,910

Auto Components 1.2%

Azure Dynamics Corp. (I)	362,500	9,072

Visteon Corp. (I)	80,000	3,528,000

Diversified Consumer Services 0.1%

Ascent Capital Group, Inc., Class A (I)	3,122	185,603

Hotels, Restaurants & Leisure 2.9%

Dunkin’ Brands Group, Inc.	272,522	8,448,182

Media 6.4%

Acquity Group, Ltd., ADR (I)	498,526	4,995,231

InternetQ PLC (I)	699,769	2,348,726

MDC Partners, Inc., Class A	1,003,524	11,349,856

Textiles, Apparel & Luxury Goods 4.9%

Deckers Outdoor Corp. (I)	35,000	1,002,050

Iconix Brand Group, Inc. (I)	649,724	12,026,391

Joe’s Jeans, Inc. (I)	1,075,305	1,053,799

Consumer Staples 2.2%		6,524,137

Personal Products 2.2%

Prestige Brands Holdings, Inc. (I)	375,166	6,524,137

Energy 12.0%		34,687,691

Energy Equipment & Services 8.1%

Atwood Oceanics, Inc. (I)	250,012	11,950,574

Forum Energy Technologies, Inc. (I)	182,340	4,068,005

Tidewater, Inc.	156,245	7,423,200

Oil, Gas & Consumable Fuels 3.9%

Energy XXI Bermuda, Ltd.	130,916	4,333,320

Ithaca Energy, Inc. (I)	2,520,000	4,869,687

McMoRan Exploration Company (I)	171,241	2,042,905

Financials 26.7%		77,318,080

Capital Markets 0.9%

GSV Capital Corp. (I)	321,113	2,501,470

Commercial Banks 17.4%

BancorpSouth, Inc.	151,000	2,136,650

Bond Street Holdings LLC, Class B (I)(S)	15,372	284,382

12 Small Cap Intrinsic Value Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

Bond Street Holdings LLC, Class A (I)(S)	634,628	$11,740,618

Capital Bank Financial Corp., Class A (I)	170,000	2,980,100

East West Bancorp, Inc.	155,956	3,320,303

First Commonwealth Financial Corp.	465,831	3,051,193

Regions Financial Corp.	1,202,837	7,842,497

State Bank Financial Corp.	458,361	6,953,336

Synovus Financial Corp.	5,000,000	12,250,000

Diversified Financial Services 5.6%

MSCI, Inc. (I)	218,464	5,885,420

PICO Holdings, Inc. (I)	469,930	10,404,250

Thrifts & Mortgage Finance 2.8%

Astoria Financial Corp.	479,697	4,811,361

Northeast Community Bancorp, Inc.	590,000	3,156,500

Health Care 7.6%		22,135,257

Health Care Equipment & Supplies 6.0%

Hologic, Inc. (I)	308,553	6,362,363

Teleflex, Inc.	164,140	11,153,313

Health Care Providers & Services 1.6%

Hanger, Inc. (I)	182,232	4,619,581

Industrials 10.1%		29,256,343

Building Products 2.1%

Masonite Worldwide Holdings Inc. (I)	170,000	6,205,000

Commercial Services & Supplies 5.8%

ACCO Brands Corp. (I)	1,326,219	9,601,826

TMS International Corp., Class A (I)	688,618	7,216,717

Professional Services 2.2%

Acacia Research Corp. (I)	240,000	6,232,800

Information Technology 13.9%		40,370,368

Internet Software & Services 9.0%

Angie’s List, Inc. (I)	349,782	4,001,506

Bankrate, Inc. (I)	477,302	5,121,451

CrowdGather, Inc. (I)(V)	3,950,000	493,750

Cupid PLC	1,359,215	4,336,770

KIT Digital, Inc. (I)	942,371	2,619,791

Snap Interactive, Inc. (I)(V)	2,000,000	1,760,000

Velti PLC (I)	1,081,000	7,891,300

IT Services 3.8%

CoreLogic, Inc. (I)	458,271	10,906,850

Software 1.1%

AVG Technologies NV (I)	300,000	3,147,000

ServiceNow, Inc. (I)	3,000	91,950

Materials 9.6%		27,725,093

Chemicals 6.1%

Chemtura Corp. (I)	898,000	14,305,140

FutureFuel Corp.	282,851	3,334,813

See notes to financial statements	Annual report | Small Cap Intrinsic Value Fund 13

	Shares	Value
Metals & Mining 3.5%

IAMGOLD Corp.	646,898	$10,085,140

Utilities 2.5%		7,324,500

Independent Power Producers & Energy Traders 2.5%

GenOn Energy, Inc. (I)	2,850,000	7,324,500

Warrants 0.0%		$63,009

(Cost $0)

CrowdGather, Inc. (Expiration Date: 8-29-16; Strike Price: $1.50) (I)(V)	1,875,000	1,086

Snap Interactive, Inc. (Expiration Date: 1-19-16, Strike Price: $2.50) (I)(V)	1,000,000	61,923

Total investments (Cost $282,802,087)† 100.1%		$290,351,388

Other assets and liabilities, net (0.1%)		($271,171)

Total net assets 100.0%		$290,080,217

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(I) Non-income producing security.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(V) The Fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the Fund. For more information on this security refer to Note 9 of the Notes to financial statements.

† At 10-31-12, the aggregate cost of investment securities for federal income tax purposes was $283,340,748. Net unrealized appreciation aggregated $7,010,640, of which $35,912,896 related to appreciated investment securities and $28,902,256 related to depreciated investment securities.

The Fund had the following country concentration as a percentage of net assets on 10-31-12:

United States	83.4%
Canada	7.3%
Ireland	2.7%
United Kingdom	2.3%
Hong Kong	1.7%
Bermuda	1.5%
Netherlands	1.1%

14 Small Cap Intrinsic Value Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $281,629,757)	$288,034,629
Investments in affiliated issuers, at value (Cost $1,172,330)	2,316,759

Total investments, at value (Cost $282,802,087)	290,351,388
Cash	174,383
Receivable for investments sold	312,716
Receivable for fund shares sold	73,821
Receivable due from adviser	81
Other receivables and prepaid expenses	34,338

Total assets	290,946,727

Liabilities

Payable for investments purchased	91,953
Payable for fund shares repurchased	629,911
Payable to affiliates
Accounting and legal services fees	11,336
Transfer agent fees	18,237
Distribution and service fees	40,428
Trustees’ fees	8,326
Other liabilities and accrued expenses	66,319

Total liabilities	866,510

Net assets

Paid-in capital	$487,280,240
Accumulated net investment loss	(188,388)
Accumulated net realized gain (loss) on investments	(204,560,936)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	7,549,301

Net assets	$290,080,217

See notes to financial statements	Annual report | Small Cap Intrinsic Value Fund 15

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($79,131,248 ÷ 6,846,822 shares)	$11.56
Class B ($4,105,463 ÷ 373,249 shares)[1]	$11.00
Class C ($17,994,966 ÷ 1,623,197 shares)[1]	$11.09
Class I ($13,250,673 ÷ 1,120,068 shares)	$11.83
Class R6 ($107,270 ÷ 9,002 shares)	$11.92
Class NAV ($175,490,597 ÷ 14,727,929 shares)	$11.92

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$12.17

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16 Small Cap Intrinsic Value Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$2,043,850
Interest	217
Less foreign taxes withheld	(94,219)

Total investment income	1,949,848

Expenses

Investment management fees	3,033,425
Distribution and service fees	533,346
Accounting and legal services fees	70,488
Transfer agent fees	253,293
Trustees’ fees	20,296
State registration fees	84,968
Printing and postage	24,508
Professional fees	56,653
Custodian fees	57,629
Registration and filing fees	41,614
Other	29,730

Total expenses	4,205,950
Less expense reductions	(20,014)

Net expenses	4,185,936

Net investment loss	(2,236,088)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(10,610,709)
Investments in affiliated issuers	(13,124,291)
Foreign currency transactions	(5,766)
(23,740,766)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	45,791,526
Investments in affiliated issuers	13,755,796
Translation of assets and liabilities in foreign currencies	577
59,547,899

Net realized and unrealized gain	35,807,133

Increase in net assets from operations	$33,571,045

See notes to financial statements	Annual report | Small Cap Intrinsic Value Fund 17

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-12	10-31-11

Increase (decrease) in net assets

From operations
Net investment income (loss)	($2,236,088)	$1,186,461
Net realized gain (loss)	(23,740,766)	41,827,290
Change in net unrealized appreciation (depreciation)	59,547,899	(85,301,944)

Increase (decrease) in net assets resulting from operations	33,571,045	(42,288,193)

Distributions to shareholders
From net investment income
Class A	(1,106,576)	(1,115,490)
Class B	(8,593)	—
Class C	(85,185)	—
Class I	(273,998)	(336,526)
Class R6	(1,477)	—
Class NAV	(3,479,170)	(1,583,574)

Total distributions	(4,954,999)	(3,035,590)

From Fund share transactions	(114,797,623)	37,488,535

Total decrease	(86,181,577)	(7,835,248)

Net assets

Beginning of year	376,261,794	384,097,042

End of year	$290,080,217	$376,261,794

Undistributed (accumulated net investment loss) net
investment income	($188,388)	$3,362,800

18 Small Cap Intrinsic Value Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$10.59	$11.65	$8.84	$6.95	$14.68	$13.70
Net investment income (loss)[2]	(0.10)	0.02	(0.06)	(0.08)	(0.01)	(0.01)
Net realized and unrealized gain (loss)
on investments	1.19	(1.00)	2.87	2.27	(7.72)	1.36
Total from investment operations	1.09	(0.98)	2.81	2.19	(7.73)	1.35
Less distributions
From net investment income	(0.12)	(0.08)	—	(0.07)	—	—
From net realized gain	—	—	—	(0.23)	—	(0.37)
Total distributions	(0.12)	(0.08)	—	(0.30)	—	(0.37)
Net asset value, end of period	$11.56	$10.59	$11.65	$8.84	$6.95	$14.68
Total return (%)[3,4]	10.48	(8.56)	31.79	33.57	(52.66)[5]	9.91

Ratios and supplemental data

Net assets, end of period (in millions)	$79	$105	$166	$119	$100	$199
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.51	1.47	1.52	1.86[6]	1.56[7]	1.54
Expenses net of fee waivers and credits	1.51	1.47	1.49	1.84[6]	1.56[7]	1.53
Net investment income (loss)	(0.93)	0.14	(0.52)	(1.10)	(0.10)[7]	(0.07)
Portfolio turnover (%)	70	95	112	127	70	32

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Includes the impact of proxy expenses and tax expense, which amounted to 0.03% and 0.16% of average net assets, respectively.
7 Annualized.

See notes to financial statements	Annual report | Small Cap Intrinsic Value Fund 19

CLASS B SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$10.08	$11.14	$8.54	$6.79	$14.41	$13.55
Net investment loss[2]	(0.20)	(0.11)	(0.16)	(0.15)	(0.08)	(0.12)
Net realized and unrealized gain (loss)
on investments	1.14	(0.95)	2.76	2.20	(7.54)	1.35
Total from investment operations	0.94	(1.06)	2.60	2.05	(7.62)	1.23
Less distributions
From net investment income	(0.02)	—	—	(0.07)	—	—
From net realized gain	—	—	—	(0.23)	—	(0.37)
Total distributions	(0.02)	—	—	(0.30)	—	(0.37)
Net asset value, end of period	$11.00	$10.08	$11.14	$8.54	$6.79	$14.41
Total return (%)[3,4]	9.36	(9.52)	30.44	32.25	(52.88)[5]	9.13

Ratios and supplemental data

Net assets, end of period (in millions)	$4	$4	$6	$5	$4	$9
Ratios (as a percentage of average
net assets):
Expenses before reductions	2.51	2.45	2.58	2.86[6]	2.28[7]	2.24
Expenses net of fee waivers and credits	2.51	2.45	2.54	2.84[6]	2.27[7]	2.23
Net investment loss	(1.88)	(0.89)	(1.58)	(2.11)	(0.80)[7]	(0.82)
Portfolio turnover (%)	70	95	112	127	70	32

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Includes the impact of proxy expenses and tax expense, which amounted to 0.03% and 0.16% of average net assets, respectively.
7 Annualized.

CLASS C SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$10.16	$11.19	$8.56	$6.79	$14.41	$13.55
Net investment loss[2]	(0.18)	(0.07)	(0.13)	(0.13)	(0.08)	(0.11)
Net realized and unrealized gain (loss)
on investments	1.15	(0.96)	2.76	2.20	(7.54)	1.34
Total from investment operations	0.97	(1.03)	2.63	2.07	(7.62)	1.23
Less distributions
From net investment income	(0.04)	—	—	(0.07)	—	—
From net realized gain	—	—	—	(0.23)	—	(0.37)
Total distributions	(0.04)	—	—	(0.30)	—	(0.37)
Net asset value, end of period	$11.09	$10.16	$11.19	$8.56	$6.79	$14.41
Total return (%)[3,4]	9.62	(9.20)	30.72	32.56	(52.88)[5]	9.13

Ratios and supplemental data

Net assets, end of period (in millions)	$18	$23	$32	$22	$20	$49
Ratios (as a percentage of average
net assets):
Expenses before reductions	2.26	2.21	2.28	2.64[6]	2.25[7]	2.24
Expenses net of fee waivers and credits	2.26	2.21	2.24	2.62[6]	2.25[7]	2.23
Net investment loss	(1.67)	(0.61)	(1.28)	(1.88)	(0.77)[7]	(0.76)
Portfolio turnover (%)	70	95	112	127	70	32

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Includes the impact of proxy expenses and tax expense, which amounted to 0.03% and 0.16% of average net assets, respectively.
7 Annualized.

20 Small Cap Intrinsic Value Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$10.86	$11.93	$9.02	$7.06	$14.85	$13.80
Net investment income (loss)[2]	(0.07)	0.06	(0.02)	(0.05)	0.05	0.09
Net realized and unrealized gain (loss)
on investments	1.20	(1.01)	2.93	2.31	(7.84)	1.34
Total from investment operations	1.13	(0.95)	2.91	2.26	(7.79)	1.43
Less distributions
From net investment income	(0.16)	(0.12)	—	(0.07)	—	(0.01)
From net realized gain	—	—	—	(0.23)	—	(0.37)
Total distributions	(0.16)	(0.12)	—	(0.30)	—	(0.38)
Net asset value, end of period	$11.83	$10.86	$11.93	$9.02	$7.06	$14.85
Total return (%)[3]	10.70	(8.17)	32.26	34.11	(52.46)[4]	10.39

Ratios and supplemental data

Net assets, end of period (in millions)	$13	$24	$34	$16	$20	$82
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.20	1.10	1.12	1.42[5]	1.06[6]	1.10
Expenses net of fee waivers and credits	1.20	1.10	1.12	1.42[5]	1.06[6]	1.09
Net investment income (loss)	(0.65)	0.50	(0.17)	(0.65)	0.43[6]	0.57
Portfolio turnover (%)	70	95	112	127	70	32

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during applicable periods shown.
4 Not annualized.
5 Includes the impact of proxy expenses and tax expense, which amounted to 0.03% and 0.16% of average net assets, respectively.
6 Annualized.

CLASS R6 SHARES Period ended	10-31-12	10-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.93	$11.11
Net investment income[2]	(0.05)	0.03
Net realized and unrealized gain (loss) on investments	1.20	(0.21)
Total from investment operations	1.15	(0.18)
Less distributions
From net investment income	(0.16)	—
Net asset value, end of period	$11.92	$10.93
Total return (%)[3,4]	10.84	(1.62)

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	20.36	17.39[6]
Expenses net of fee waivers and credits	1.10	1.10[6]
Net investment income	(0.44)	1.68[6]
Portfolio turnover (%)	70	95[7]

1 The inception date for Class R6 shares is 9-1-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

See notes to financial statements	Annual report | Small Cap Intrinsic Value Fund 21

CLASS NAV SHARES
Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07[2]

Per share operating performance

Net asset value, beginning
of period	$10.92	$12.00	$9.06	$7.07	$14.85	$15.73
Net investment income (loss)[3]	(0.05)	0.07	—	(0.03)	0.05	0.09
Net realized and unrealized gain
(loss) on investments	1.23	(1.02)	2.94	2.32	(7.83)	(0.58)
Total from
investment operations	1.18	(0.95)	2.94	2.29	(7.78)	(0.49)
Less distributions
From net investment income	(0.18)	(0.13)	—	(0.07)	—	(0.02)
From net realized gain	—	—	—	(0.23)	—	(0.37)
Total distributions	(0.18)	(0.13)	—	(0.30)	—	(0.39)
Net asset value, end of period	$11.92	$10.92	$12.00	$9.06	$7.07	$14.85
Total return (%)[4]	11.08	(8.09)	32.45	34.52	(52.39)[5]	(3.05)[5]

Ratios and supplemental data

Net assets, end of period
(in millions)	$175	$220	$146	$108	$84	$181
Ratios (as a percentage of average
net assets):
Expenses before reductions	0.97	0.96	0.96	1.18[6]	0.99[7]	0.94[7]
Expenses net of fee waivers
and credits	0.97	0.96	0.96	1.18[6]	0.99[7]	0.94[7]
Net investment income (loss)	(0.40)	0.57	—[8]	(0.45)	0.51[7]	0.57[7]
Portfolio turnover (%)	70	95	112	127	70	32[9]

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 The inception date for Class NAV shares is 5-1-07.
3 Based on the average daily shares outstanding.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Includes the impact of proxy expenses and tax expense, which amounted to 0.03% and 0.16% of average net assets, respectively.
7 Annualized.
8 Less than 0.005%.
9 Portfolio turnover is shown for the period from 1-1-06 to 12-31-07.

22 Small Cap Intrinsic Value Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Intrinsic Value Fund (the Fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading.

Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant

Annual report | Small Cap Intrinsic Value Fund 23

observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$44,946,910	$42,589,112	$2,357,798	—
Consumer Staples	6,524,137	6,524,137	—	—
Energy	34,687,691	34,687,691	—	—
Financials	77,318,080	65,293,080	—	$12,025,000
Health Care	22,135,257	22,135,257	—	—
Industrials	29,256,343	29,256,343	—	—
Information Technology	40,370,368	36,033,598	4,336,770	—
Materials	27,725,093	27,725,093	—	—
Utilities	7,324,500	7,324,500	—	—
Warrants	63,009	—	63,009	—

Total Investments in
Securities	$290,351,388	$271,568,811	$6,757,577	$12,025,000

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred out of Level 2. Securities were transferred into Level 3 because a lack of observable market data which resulted from an absence of market activity for these securities.

COMMON STOCK

Balance as of 10-31-11	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	$325,000
Purchases	—
Sales	—
Transfer into Level 3	11,700,000
Transfer out of Level 3	—
Balance as of 10-31-12	12,025,000
Change in unrealized at period end*	325,000

* Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

24 Small Cap Intrinsic Value Fund | Annual report

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 securities are outlined in the table below:

	FAIR VALUE	VALUATION	UNOBSERVABLE
	AT 10-31-12	TECHNIQUE	INPUTS	INPUT/RANGE

Common Stocks	$12,025,000	Market Approach	Offered quotes	$18.50

Increases/decreases in offered quotes may result in increases/decreases in security valuation.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

The Fund has recorded an adjustment to increase cost of investments in affiliated issuers by $6,750,000 in order to modify cost of securities which was improperly reflected in the prior year. As a result, the adjustment reduces current year realized losses on investments by $6,750,000 and current year change in unrealized appreciation on investments by $6,750,000. The adjustment has no impact to the net assets of the Fund, total return or distributions.

Real estate investment trusts. The Fund may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Such estimates are revised when actual components of distributions are known. Distributions from REITs received in excess of income may be recorded as a reduction of cost of investments and/or as a realized gain.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2012 were $1,502. For the year ended October 31, 2012, the Fund had no borrowings under the line of credit.

Annual report | Small Cap Intrinsic Value Fund 25

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the Fund has a capital loss carryforward of $204,022,275 available to offset future net realized capital gains as of October 31, 2012. The following table details the capital loss carryforward available as of October 31, 2012:

CAPITAL LOSS CARRYFORWARD
EXPIRING	NO EXPIRATION DATE
OCTOBER 31, 2017
SHORT TERM	SHORT TERM	LONG TERM

$174,305,711	$17,460,560	$12,256,004

Qualified late year ordinary losses of $182,832 are treated as occurring on November 1, 2012, the first day of the Fund’s next taxable year.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2012 and October 31, 2011 was as follows:

	OCTOBER 31, 2012	OCTOBER 31, 2011

Ordinary Income	$4,954,999	$3,035,590

26 Small Cap Intrinsic Value Fund | Annual report

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2012, the Fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, passive foreign investment companies, net operating losses and litigation proceeds.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

When the Fund purchases an option, the premium paid by the Fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

Annual report | Small Cap Intrinsic Value Fund 27

During the year ended October 31, 2012, the Fund used purchased options to gain exposure to certain securities. During the year ended October 31, 2012, the Fund held purchased options with market values ranging up to $738,000, as measured at each quarter end. At October 31, 2012, the Fund held no purchase option contracts.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

		INVESTMENTS IN UNAFFILIATED ISSUERS
RISK	STATEMENT OF OPERATION LOCATION	(PURCHASED OPTIONS)

Equity contracts	Net realized gain (loss) on	$561,032

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

		INVESTMENTS IN UNAFFILIATED ISSUERS
RISK	STATEMENT OF OPERATIONS LOCATION	(PURCHASED OPTIONS)

Equity contracts	Change in unrealized appreciation	($409,950)
	(depreciation) of

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust including the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.875% of the first $500,000,000 of the Fund’s average daily net assets, (b) 0.850% of the next $500,000,000 and (c) 0.800% of the Fund’s average daily net assets in excess of $1,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees. Prior to June 5, 2012 the Fund paid a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $1,000,000,000 of the Fund’s average daily net assets; and (b) 0.85% of the Fund’s average daily net assets in excess of $1,000,000,000.

The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.10% for Class R6 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other

28 Small Cap Intrinsic Value Fund | Annual report

extraordinary expenses. The current expense limitation agreement expires on February 28, 2013, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at the time.

Accordingly, these expense reductions amounted to $20,014 for the year ended October 31, 2012.

The investment management fees incurred for the year ended October 31, 2012 were equivalent to a net annual effective rate of 0.89% of the Fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2012 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays the following contractual rates of distribution fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE

Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $53,606 for the year ended October 31, 2012. Of this amount, $8,654 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $43,333 was paid as sales commissions to broker-dealers and $1,619 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2012, CDSCs received by the Distributor amounted to $16,657 and $2,245 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain

Annual report | Small Cap Intrinsic Value Fund 29

fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2012 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$280,237	$185,844	$22,111	$14,440
Class B	44,326	8,798	13,620	1,367
Class C	208,783	41,456	13,578	4,776
Class I	—	17,163	15,965	3,500
Class R6	—	32	19,694	425
Total	$533,346	$253,293	$84,968	$24,508

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The John Hancock Group of Funds Deferred Compensation Plan (the Plan) was in effect on October 31, 2012 but since then has been terminated. Under the Plan, deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended October 31, 2012 and 2011 were as follows:

	Year ended 10-31-12		Year ended 10-31-11
	Shares	Amount	Shares	Amount
Class A shares

Sold	1,517,066	$17,364,923	5,240,152	$67,683,571
Distributions reinvested	109,723	1,073,239	83,285	1,072,715
Repurchased	(4,685,842)	(51,934,286)	(9,666,926)	(121,666,640)

Net decrease	(3,059,053)	($33,496,124)	(4,343,489)	($52,910,354)

Class B shares

Sold	80,474	$898,990	161,073	$2,023,611
Distributions reinvested	839	7,929	—	—
Repurchased	(147,625)	(1,569,851)	(215,600)	(2,528,128)

Net decrease	(66,312)	($662,932)	(54,527)	($504,517)

Class C shares

Sold	186,535	$2,044,720	621,216	$7,822,728
Distributions reinvested	8,037	76,045	—	—
Repurchased	(808,067)	(8,672,965)	(1,271,409)	(14,775,924)

Net decrease	(613,495)	($6,552,200)	(650,193)	($6,953,196)

Class I shares

Sold	382,495	$4,461,010	1,803,423	$23,963,710
Distributions reinvested	13,167	131,408	11,092	145,971
Repurchased	(1,494,748)	(16,433,642)	(2,453,958)	(31,188,376)

Net decrease	(1,099,086)	($11,841,224)	(639,443)	($7,078,695)

30 Small Cap Intrinsic Value Fund | Annual report

	Year ended 10-31-12		Year ended 10-31-11
	Shares	Amount	Shares	Amount
Class R6 shares[2]

Sold	—	—	9,001	$100,000
Distributions reinvested	1[1]	$9	—	—

Net increase	1[1]	$9	9,001	$100,000

Class NAV shares

Sold	1,035,238	$11,376,930	10,076,908	$130,104,027
Distributions reinvested	346,614	3,479,170	119,786	1,583,574
Repurchased	(6,789,453)	(77,101,252)	(2,233,562)	(26,852,304)

Net increase (decrease)	(5,407,601)	($62,245,152)	7,963,132	$104,835,297

Net increase (decrease)	(10,245,546)	($114,797,623)	2,284,481	$37,488,535

1The actual distributions reinvested was 0.73 shares.

2The inception date for Class R6 shares is 9-1-11.

Affiliates of the Fund owned 100% of shares of beneficial interest of Class R6 and Class NAV on October 31, 2012.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $235,502,419 and $354,776,347, respectively, for the year ended October 31, 2012.

Note 8 — Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. At October 31, 2012, John Hancock Lifestyle Aggressive Portfolio, John Hancock Lifestyle Balanced Portfolio and John Hancock Lifestyle Growth Portfolio had an affiliate ownership of 12.59%, 20.87% and 26.03%, respectively, of the Fund’s net assets.

Note 9 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended October 31, 2012, is set forth below:

	BEGINNING	ENDING
	SHARE	SHARE	REALIZED	DIVIDEND	ENDING
AFFILIATE	AMOUNT	AMOUNT	GAIN (LOSS)	INCOME	VALUE

CrowdGather Inc.
Bought: none
Sold: none	3,950,000	3,950,000	—	—	$493,750
CrowdGather Inc. Warrant
Bought: none
Sold: none	1,875,000	1,875,000	—	—	1,086
Snap Interactive Inc.
Bought: none
Sold: 139,163	2,139,163	2,000,000	(317,931)	—	1,760,000
Snap Interactive Inc. Warrant
Bought: none
Sold: none	1,000,000	1,000,000	—	—	61,923

Annual report | Small Cap Intrinsic Value Fund 31

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and
the Shareholders of John Hancock Small Cap Intrinsic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Intrinsic Value Fund (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2012

32 Small Cap Intrinsic Value Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

In prior years, certain dividends paid by the Fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, such favorable treatment of dividend income is scheduled to expire as are certain other favorable tax provisions. As a result, absent congressional action, the maximum tax rate on dividend income will increase from 15% to 39.6%. Congress is considering various tax law changes that could alter these changes in tax rates or that could otherwise affect the Fund or its shareholders.

Annual report | Small Cap Intrinsic Value Fund 33

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of  John Hancock Small Cap Intrinsic Value Fund (the Fund), a series of John Hancock Investment Trust (the Trust), met in-person on May 6–8 and June 3–5, 2012 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

On June 3–5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3–5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3–5, 2012, Investment Performance Committee B was a standing committee of the Board that is composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee B was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 6–8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (Lipper), on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as

34 Small Cap Intrinsic Value Fund | Annual report

institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 6–8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6–8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3–5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreement, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and its affiliate’s transfer agency operations and considered the

Annual report | Small Cap Intrinsic Value Fund 35

Adviser’s and its affiliates’ policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not mutual funds, the differences in services relate to the greater share purchase and redemption activity in a mutual fund, the generally higher turnover of mutual fund portfolio holdings, the more burdensome regulatory and legal obligations of mutual funds and the higher marketing costs for mutual funds. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

				SINCE INCEPTION
	1 YEAR	3 YEAR	5 YEAR	(2-28-05)

Small Cap Intrinsic Value Fund	–22.32%	20.77%	–4.28%	2.90%
Class A Shares
Small-Cap Core Category Average	–3.39%	16.88%	0.53%	3.66%
Russell 2000 TR Index	–4.18%	15.63%	0.15%	3.67%

The Board noted that the Fund had underperformed its Category’s average performance and its benchmark index’s performance over three periods, but outperformed its Category’s average performance and its benchmark index’s performance over the three-year period. The Board was informed of certain strategic initiatives that the Adviser has undertaken in an attempt to address the Fund’s performance volatility. The Board concluded that the steps the Adviser and Subadviser were taking to address the Fund’s underperformance had not yet resulted in outperformance and that the Board would continue to monitor Fund performance improvement over time.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services

36 Small Cap Intrinsic Value Fund | Annual report

provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and, if different, the Fund’s total operating expense ratio after taking into account any fee waiver or expense waiver agreement by the Adviser (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Expense Group median.

The Board noted that the Fund’s advisory fee ratio was five basis points above the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios for Class A shares contained in the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	FUND — CLASS A	EXPENSE GROUP MEDIAN

Advisory Fee Ratio	0.90%	0.85%
Gross Expense Ratio	1.47%	1.43%
Net Expense Ratio	1.47%	1.39%

The Board viewed favorably the Adviser’s and the Subadviser’s agreement to institute an additional lower breakpoint tier and lower the advisory and subadvisory fee rates, respectively, across all breakpoint tiers. The Board considered the impact of these lower breakpoint thresholds and fee rates toward lowering the Fund’s Gross Expense Ratio.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board considered limited profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered basic assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or

Annual report | Small Cap Intrinsic Value Fund 37

structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreement each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

38 Small Cap Intrinsic Value Fund | Annual report

Special Shareholder Meeting

On November 15, 2012, a Special Meeting of the Shareholders of John Hancock Investment Trust and each of its series, including John Hancock Small Cap Intrinsic Value Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Investment Trust.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	186,793,981.29	2,454,725.91
Peter S. Burgess	186,767,594.21	2,481,112.98
William H. Cunningham	186,751,001.08	2,497,706.12
Grace K. Fey	186,971,057.60	2,277,649.60
Theron S. Hoffman	186,860,324.01	2,388,383.19
Deborah C. Jackson	187,030,187.95	2,218,519.25
Hassell H. McClellan	186,781,849.17	2,466,858.02
James M. Oates	186,740,904.19	2,507,803.01
Steven R. Pruchansky	186,832,688.86	2,416,018.33
Gregory A. Russo	186,893,937.02	2,354,770.18

Non-Independent Trustees
James R. Boyle	186,948,038.35	2,300,668.84
Craig Bromley	186,944,350.74	2,304,356.46
Warren A. Thomson	186,985,205.97	2,263,501.23

Annual report | Small Cap Intrinsic Value Fund 39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James M. Oates,[2] Born: 1946	2012	240

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairman of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III
(2005–2006); Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable
Insurance Trust; Trustee and Chairman of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	240

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust (since
1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	240

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	240

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000);
former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks
Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986); Trustee,
John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	240

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

40 Small Cap Intrinsic Value Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	240

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	240

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	240

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2005).

Steven R. Pruchansky, Born: 1944	1991	240

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairman of the Board (2011–2012),
John Hancock retail funds; Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2012).

Gregory A. Russo, Born: 1949	2009	240

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Annual report | Small Cap Intrinsic Value Fund 41

Non-Independent Trustees4

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[2] Born: 1959	2012	240

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	240

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2010), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	240

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since
2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since
2001, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

42 Small Cap Intrinsic Value Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust (since 2010 and 2007–2009, including prior positions); Treasurer, John Hancock Fund II
(since 2010, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210–2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800–225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Fund, effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive or director with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

Annual report | Small Cap Intrinsic Value Fund 43

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Advisers, LLC
Charles L. Bardelis*
James R. Boyle†	Subadviser
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Steven R. Pruchansky, Vice Chairman	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

44 Small Cap Intrinsic Value Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Small Cap Intrinsic Value Fund.	64A 10/12
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/12

John Hancock
MUTUAL FUNDS

John Hancock
Global Opportunities Fund

Annual Report
10.31.12

A look at performance

Total returns for the period ended October 31, 2012

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

Class A1	–6.97	–2.07	—	7.75	–6.97	–9.93	—	77.29

Class B1	–7.67	–2.15	—	7.75	–7.67	–10.32	—	77.34

Class C1	–3.78	–1.78	—	7.78	–3.78	–8.57	—	77.66

Class I1,2	–1.70	–0.71	—	8.84	–1.70	–3.50	—	91.50

Class R2[2,3]	–2.67	–2.30	—	7.02	–2.67	–10.97	—	68.29

Class R6[2,3]	–1.68	–0.66	—	8.87	–1.68	–3.27	—	91.86

Class NAV[2,4]	–1.55	–0.54	—	–0.37	–1.55	–2.67	—	–1.84

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I, Class R2, Class R6 and Class NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 2-28-13 for Class R2 and Class R6 shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. For all other classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2*	Class R6*	Class NAV
Net (%)	1.47	2.23	2.18	1.10	1.61	1.10	0.96
Gross (%)	1.47	2.23	2.18	1.10	2.91	17.33	0.96

* Expenses have been estimated for the Class’s first full year of operations.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

See the following page for footnotes.

6	Global Opportunities Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class B5	2-28-05	$17,734	$17,734	$14,352

Class C5	2-28-05	17,766	17,766	14,352

Class I2	2-28-05	19,150	19,150	14,352

Class R2[2]	2-28-05	16,829	16,829	14,352

Class R6[2]	2-28-05	19,186	19,186	14,352

Class NAV[2]	10-29-07	9,816	9,816	9,109

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

S&P Global BMI Index is an unmanaged index which covers both developed and emerging economies and includes over 10,000 companies in more than 53 countries.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 From 2-28-05.

2 For certain types of investors, as described in the Fund’s prospectuses.

3 Class R6 shares and Class R2 shares were first offered on 9-1-11 and 3-1-12, respectively. Returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 shares and Class R2 shares, as applicable.

4 From 10-29-07.

5 No contingent deferred sales charge is applicable.

Annual report | Global Opportunities Fund	7

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of
Manulife Asset Management (US) LLC

In the volatile year ended October 31, 2012, U.S. stocks dramatically outperformed most other financial markets. U.S. stocks benefited as macroeconomic worries — including the sovereign debt crisis in Europe, slowing growth in China and unrest in the Middle East — pushed investors toward safer havens. Easing by central banks and improved U.S. economic data helped markets worldwide. U.S. stocks, as measured by the S&P 500 Index, ended the 12-month period with a 15.21% gain. By comparison, European and Canadian markets were up only modestly, while many emerging markets posted declines.

For the 12 months ended October 31, 2012, John Hancock Global Opportunities Fund’s Class A shares declined 2.08% excluding sales charges, lagging both its benchmark, the S&P Global BMI Index, and Morningstar, Inc.’s world stock category peer group average, which returned 9.00% and 8.21%, respectively. We stuck to our focus on companies with assets worth more than their stock prices reflected, high free cash flow, improving prospects and management teams that could create value for shareholders. However, bottom-up stock selection fell from favor as investors largely ignored company fundamentals, such as revenue and earnings growth, to buy safe-haven, large-cap U.S. stocks. The Fund was hurt relative to its benchmark by its underweight in the U.S., overweight in smaller-cap stocks, disappointing sector allocations, currency exposure and a small cash position. Among the biggest individual detractors was Brazilian exploration and production company OGX Petroleo e Gas Participacoes SA Its stock plunged after the company reported disappointing output from its first two wells, raising concern about the quality of its assets and earnings prospects. Shares of Canadian pre-operational potash company Karnalyte Resources, Inc. also detracted, hurt by delayed regulatory approval for its financing. Geographically, being overweight India detracted from performance relative to the benchmark, but we had lowered exposure to India and the remaining array of securities had a positive impact. Strong contributors included Canadian exploration and production company Africa Oil Corp., whose stock price rallied sharply after the company’s faster-than-expected success drilling in Kenya accelerated development plans. In addition, foreign exchange contracts had a favorable impact on results.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Investments in smaller companies may involve greater risks than those in larger, more well-known companies. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8	Global Opportunities Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2012 with the same investment held until October 31, 2012.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period ended 10-31-12[1]

Class A	$1,000.00	$969.30	$7.23

Class B	1,000.00	965.80	11.07

Class C	1,000.00	965.80	10.77

Class I	1,000.00	971.50	5.45

Class R2	1,000.00	968.90	7.92

Class R6	1,000.00	971.60	5.45

Class NAV	1,000.00	972.30	4.66

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Global Opportunities Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2012, with the same investment held until October 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period ended 10-31-12[1]

Class A	$1,000.00	$1,017.80	$7.41

Class B	1,000.00	1,013.90	11.34

Class C	1,000.00	1,014.20	11.04

Class I	1,000.00	1,019.60	5.58

Class R2	1,000.00	1,017.10	8.11

Class R6	1,000.00	1,019.60	5.58

Class NAV	1,000.00	1,020.40	4.77

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.46%, 2.24%, 2.18%, 1.10%, 1.60%, 1.10% and 0.94% for Class A, Class B, Class C, Class I, Class R2, Class R6 and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Global Opportunities Fund | Annual report

Portfolio summary

Top 10 Holdings (35.9% of Net Assets on 10-31-12)[1,2]

Africa Oil Corp.	4.3%	Unilever PLC, ADR	3.6%

LinkedIn Corp., Class A	4.2%	Karnalyte Resources, Inc.	3.5%

BHG SA — Brazil Hospitality Group	3.9%	Warren Resources, Inc.	3.4%

OGX Petroleo e Gas Participacoes SA	3.9%	Mediaset SpA	2.7%

Reliance Capital, Ltd.	3.8%	Ceva, Inc.	2.6%

Top 10 Countries[1,2,3]

United States	33.8%	Italy	5.5%

Canada	20.8%	United Kingdom	3.6%

Brazil	10.7%	Switzerland	3.1%

India	8.0%	Egypt	2.8%

France	5.9%	Spain	1.7%

Sector Composition[1,3]

Financials	20.8%	Consumer Staples	7.2%

Energy	17.9%	Industrials	5.6%

Information Technology	14.9%	Telecommunication Services	1.7%

Materials	12.2%	Utilities	1.3%

Consumer Discretionary	10.6%	Short-Term Investments & Other	0.3%

Health Care	7.5%

1 As a percentage of net assets on 10-31-12.

2 Cash and cash equivalents not included.

3 International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Global Opportunities Fund	11

Fund’s investments

As of 10-31-12

	Shares	Value
Common Stocks 99.7%		$591,645,564

(Cost $632,382,567)

Brazil 10.7%		63,619,720

BHG SA — Brazil Hospitality Group (I)(V)	2,347,417	23,230,881

CCX Carvao da Colombia SA (I)	1,219,379	1,320,811

GP Investments, Ltd., BDR (I)	4,553,735	10,515,259

MPX Energia SA (I)	1,008,663	5,328,748

OGX Petroleo e Gas Participacoes SA (I)	10,014,681	23,224,021

Canada 20.8%		123,239,643

Africa Oil Corp. (I)	2,591,806	25,742,894

Americas Petrogas, Inc. (I)	4,737,558	9,866,454

Avalon Rare Metals, Inc. (I)	3,818,001	6,122,366

BlackPearl Resources, Inc. (I)	423,462	1,445,813

Fortune Minerals, Ltd. (I)(V)	8,350,560	4,013,285

Franco-Nevada Corp.	258,730	14,898,185

Goldcorp, Inc.	187,844	8,496,184

IAMGOLD Corp.	698,582	10,890,893

Ivanhoe Energy, Inc. (I)(V)	21,746,122	13,499,470

Karnalyte Resources, Inc. (I)(V)	2,553,769	20,967,115

San Gold Corp. (I)	7,436,595	7,296,984

Egypt 2.8%		16,511,418

Citadel Capital SAE (I)	13,806,078	9,124,999

Egyptian Financial Group-Hermes Holding (I)	3,849,061	7,386,419

France 5.9%		35,248,341

France Telecom SA	917,727	10,254,953

Saft Groupe SA	459,233	10,211,351

Societe Television Francaise 1	1,720,359	14,782,037

India 8.0%		47,652,573

Colgate-Palmolive India, Ltd.	514,127	12,187,293

Dabur India, Ltd.	525,746	1,215,551

Godrej Consumer Products, Ltd.	109,768	1,469,151

ICICI Bank, Ltd., ADR	207,357	8,138,762

ITC, Ltd.	251,078	1,314,471

Procter & Gamble Hygiene & Health Care, Ltd.	22,230	1,018,664

Reliance Capital, Ltd.	3,150,655	22,308,681

Ireland 1.1%		6,399,589

Velti PLC (I)	876,656	6,399,589

12	Global Opportunities Fund | Annual report	See notes to financial statements

	Shares	Value
Italy 5.5%		$32,635,790

Mediaset SpA	9,198,133	16,145,649

Piaggio & C SpA	2,489,076	6,107,459

Prysmian SpA	535,094	10,312,403

Salvatore Ferragamo Italia SpA	3,463	70,279

Japan 1.6%		9,355,751

Secom Company, Ltd.	183,646	9,355,751

Netherlands 1.4%		8,367,391

Yandex NV, Class A (I)	359,424	8,367,391

Spain 1.7%		9,847,158

Mediaset Espana Comunicacion SA	1,828,526	9,847,158

Switzerland 3.1%		18,367,813

Credit Suisse Group AG, ADR	659,053	15,382,297

Roche Holdings AG	15,507	2,985,516

United Kingdom 3.6%		21,197,985

Unilever PLC, ADR	568,463	21,197,985

United States 33.5%		199,202,392

Align Technology, Inc. (I)	227,034	6,034,564

Amazon.com, Inc. (I)	376	87,540

Amgen, Inc.	56,639	4,901,822

Angie’s List, Inc. (I)	489,572	5,600,704

Bank of America Corp.	1,311,697	12,225,018

Bottomline Technologies, Inc. (I)	232,276	5,435,258

Brazil Ethanol, Inc. (I)(S)	283,419	2,834

Ceva, Inc. (I)	1,019,668	15,447,970

Denbury Resources, Inc. (I)	691,667	10,603,255

Eli Lilly & Company	231,199	11,243,207

Express Scripts Holding Company (I)	148,508	9,139,182

Google, Inc., Class A (I)	5,629	3,826,425

Guidewire Software, Inc. (I)	488,432	14,965,556

HomeAway, Inc. (I)	372,239	9,570,265

Intuitive Surgical, Inc. (I)	19,182	10,400,864

Janus Capital Group, Inc.	1,796,341	15,268,899

LinkedIn Corp., Class A (I)	235,467	25,178,486

PepsiCo, Inc.	59,583	4,125,527

Red Hat, Inc. (I)	59,956	2,948,037

Sirius XM Radio, Inc. (I)	2,149,757	6,019,320

TECO Energy, Inc.	148,244	2,649,120

Warren Resources, Inc. (I)(V)	7,134,520	20,333,382

Watsco, Inc.	46,747	3,195,157

See notes to financial statements	Annual report | Global Opportunities Fund	13

	Par value	Value
Short-Term Investments 0.3%		$2,000,000

(Cost $2,000,000)

Repurchase Agreement 0.3%		2,000,000

Repurchase Agreement with State Street Corp. dated 10-31-12 at
0.010% to be repurchased at $2,000,001 on 11-1-12, collateralized by $1,495,000 United States Treasury Bonds, 4.625% due 2-15-40
(valued at $2,046,500, including interest)	$2,000,000	2,000,000

Total investments (Cost $634,382,567)† 100.0%		$593,645,564

Other assets and liabilities, net 0.0%		$93,165

Total net assets 100.0%		$593,738,729

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

BDR Brazilian Depositary Receipts

ADR American Depositary Receipts

(I) Non-income producing security.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(V) The Fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the Fund. For more information on this security refer to Note 8 of the Notes to financial statements.

† At 10-31-12, the aggregate cost of investment securities for federal income tax purposes was $668,824,317. Net unrealized depreciation aggregated $75,178,753, of which $45,120,646 related to appreciated investment securities and $120,299,399 related to depreciated investment securities.

The Fund had the following sector composition as a percentage of total net assets on 10-31-12:

Financials	20.8%
Energy	17.9%
Information Technology	14.9%
Materials	12.2%
Consumer Discretionary	10.6%
Health Care	7.5%
Consumer Staples	7.2%
Industrials	5.6%
Telecommunication Services	1.7%
Utilities	1.3%
Short Term Investments & Other	0.3%

14	Global Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $511,877,794)	$511,601,431
Investments in affiliated issuers, at value (Cost $122,504,773)	82,044,133

Total investments, at value (Cost $634,382,567)	593,645,564
Cash	2,652,525
Foreign currency, at value (Cost $406,393)	392,582
Receivable for fund shares sold	785,609
Receivable for forward foreign currency exchange contracts	1,314,478
Dividends and interest receivable	6,634
Receivable due from adviser	643
Other receivables and prepaid expenses	56,975

Total assets	598,855,010

Liabilities

Payable for forward foreign currency exchange contracts	1,893,732
Payable for fund shares repurchased	2,693,099
Payable to affiliates
Accounting and legal services fees	23,988
Transfer agent fees	90,273
Distribution and service fees	211,005
Trustees’ fees	5,319
Other liabilities and accrued expenses	198,865

Total liabilities	5,116,281

Net assets

Paid-in capital	$802,382,499
Accumulated net investment loss	(19,738,906)
Accumulated net realized gain (loss) on investments and foreign
currency transactions	(147,574,796)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	(41,330,068)

Net assets	$593,738,729

See notes to financial statements	Annual report | Global Opportunities Fund	15

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($345,105,260 ÷ 24,318,847 shares)	$14.19
Class B ($24,682,767 ÷ 1,782,896 shares)[1]	$13.84
Class C ($112,323,614 ÷ 8,113,116 shares)[1]	$13.84
Class I ($104,421,900 ÷ 7,291,221 shares)	$14.32
Class R2 ($120,623 ÷ 8,422 shares)	$14.32
Class R6 ($99,578 ÷ 6,926 shares)	$14.38
Class NAV ($6,984,987 ÷ 485,454 shares)	$14.39

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$14.94

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16	Global Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$10,104,333
Interest	5,765
Less foreign taxes withheld	(889,262)

Total investment income	9,220,836

Expenses

Investment management fees	6,342,610
Distribution and service fees	2,898,587
Accounting and legal services fees	156,414
Transfer agent fees	1,332,888
Trustees’ fees	46,757
State registration fees	157,329
Printing and postage	107,167
Professional fees	100,055
Custodian fees	509,489
Registration and filing fees	50,926
Other	62,772

Total expenses	11,764,994
Less expense reductions	(31,936)

Net expenses	11,733,058

Net investment loss	(2,512,222)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(145,184,733)
Investments in affiliated issuers	476,521
Foreign currency transactions	13,347,235

(131,360,977)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	133,575,469
Investments in affiliated issuers	(40,031,668)
Translation of assets and liabilities in foreign currencies	9,563,520

103,107,321

Net realized and unrealized loss	(28,253,656)

Decrease in net assets from operations	($30,765,878)

See notes to financial statements	Annual report | Global Opportunities Fund	17

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-12	10-31-11

Increase (decrease) in net assets

From operations
Net investment loss	($2,512,222)	($7,954,697)
Net realized gain (loss)	(131,360,977)	18,985,854
Change in net unrealized appreciation (depreciation)	103,107,321	(299,947,541)

Decrease in net assets resulting from operations	(30,765,878)	(288,916,384)

Distributions to shareholders
From net investment income
Class A	(520,302)	(17,881,386)
Class B	—	(480,180)
Class C	—	(3,203,982)
Class I	(620,657)	(5,771,682)
Class R6	(308)	(259)
Class NAV	(26,689)	(287,091)
From net realized gain
Class A	—	(13,300,611)
Class B	—	(484,505)
Class C	—	(3,174,981)
Class I	—	(3,615,463)
Class NAV	—	(177,356)

Total distributions	(1,167,956)	(48,377,496)

From Fund share transactions	(326,253,532)	213,970,522

Total decrease	(358,187,366)	(123,323,358)

Net assets

Beginning of year	951,926,095	1,075,249,453

End of year	$593,738,729	$951,926,095

Accumulated net investment loss	($19,738,906)	($28,158,616)

18	Global Opportunities Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$14.51	$19.11	$13.89	$8.47	$17.00	$13.17
Net investment income (loss)[2]	(0.03)	(0.10)	(0.04)	(0.04)	—[3]	(0.02)
Net realized and unrealized gain (loss)
on investments	(0.27)	(3.74)	5.52	6.03	(8.53)	4.36
Total from investment operations	(0.30)	(3.84)	5.48	5.99	(8.53)	4.34
Less distributions
From net investment income	(0.02)	(0.44)	(0.26)	(0.54)	—	—
From net realized gain	—	(0.32)	—	(0.03)	—	(0.51)
Total distributions	(0.02)	(0.76)	(0.26)	(0.57)	—	(0.51)
Net asset value, end of period	$14.19	$14.51	$19.11	$13.89	$8.47	$17.00
Total return (%)[4,5]	(2.08)	(20.80)	40.03	76.81	(50.18)[6]	33.05

Ratios and supplemental data

Net assets, end of period (in millions)	$345	$527	$693	$159	$50	$28
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.49	1.47	1.49	1.67[7]	1.66[8]	2.11
Expenses net of fee waivers
and credits	1.49	1.47	1.49	1.59[7]	1.49[8]	1.46
Net investment income (loss)	(0.24)	(0.58)	(0.25)	(0.33)	0.01[8]	(0.12)
Portfolio turnover (%)	93	136	209	198	167	114

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
6 Not annualized.
7 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.
8 Annualized.

See notes to financial statements	Annual report | Global Opportunities Fund	19

CLASS B SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$14.24	$18.77	$13.66	$8.29	$16.75	$13.04
Net investment loss[2]	(0.13)	(0.23)	(0.16)	(0.10)	(0.09)	(0.14)
Net realized and unrealized gain (loss)
on investments	(0.27)	(3.68)	5.43	5.94	(8.37)	4.36
Total from investment operations	(0.40)	(3.91)	5.27	5.84	(8.46)	4.22
Less distributions
From net investment income	—	(0.30)	(0.16)	(0.44)	—	—
From net realized gain	—	(0.32)	—	(0.03)	—	(0.51)
Total distributions	—	(0.62)	(0.16)	(0.47)	—	(0.51)
Net asset value, end of period	$13.84	$14.24	$18.77	$13.66	$8.29	$16.75
Total return (%)[3,4]	(2.81)	(21.42)	38.91	75.50	(50.51)[5]	32.46

Ratios and supplemental data

Net assets, end of period (in millions)	$25	$32	$24	$8	$3	$2
Ratios (as a percentage of average
net assets):
Expenses before reductions	2.25	2.23	2.30	2.51[6]	2.29[7]	2.78
Expenses net of fee waivers
and credits	2.25	2.23	2.30	2.28[6]	2.20[7]	2.12
Net investment loss	(0.98)	(1.39)	(1.00)	(0.99)	(0.72)[7]	(0.88)
Portfolio turnover (%)	93	136	209	198	167	114

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.
7 Annualized.

CLASS C SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$14.24	$18.77	$13.66	$8.29	$16.75	$13.04
Net investment loss[2]	(0.13)	(0.22)	(0.15)	(0.10)	(0.09)	(0.16)
Net realized and unrealized gain (loss)
on investments	(0.27)	(3.68)	5.43	5.94	(8.37)	4.38
Total from investment operations	(0.40)	(3.90)	5.28	5.84	(8.46)	4.22
Less distributions
From net investment income	—	(0.31)	(0.17)	(0.44)	—	—
From net realized gain	—	(0.32)	—	(0.03)	—	(0.51)
Total distributions	—	(0.63)	(0.17)	(0.47)	—	(0.51)
Net asset value, end of period	$13.84	$14.24	$18.77	$13.66	$8.29	$16.75
Total return (%)[3,4]	(2.81)	(21.35)	39.04	75.50	(50.51)[5]	32.46

Ratios and supplemental data

Net assets, end of period (in millions)	$112	$171	$150	$23	$9	$4
Ratios (as a percentage of average
net assets):
Expenses before reductions	2.20	2.18	2.21	2.44[6]	2.33[7]	2.79
Expenses net of fee waivers
and credits	2.20	2.18	2.21	2.29[6]	2.21[7]	2.13
Net investment loss	(0.96)	(1.32)	(0.94)	(1.00)	(0.76)[7]	(1.01)
Portfolio turnover (%)	93	136	209	198	167	114

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.
7 Annualized.

20	Global Opportunities Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$14.62	$19.24	$13.96	$8.55	$17.11	$13.21
Net investment income (loss)[2]	—[3]	(0.04)	0.01	0.01	0.08	0.02
Net realized and unrealized gain (loss)
on investments	(0.26)	(3.76)	5.56	6.03	(8.64)	4.39
Total from investment operations	(0.26)	(3.80)	5.57	6.04	(8.56)	4.41
Less distributions
From net investment income	(0.04)	(0.50)	(0.29)	(0.60)	—	—
From net realized gain	—	(0.32)	—	(0.03)	—	(0.51)
Total distributions	(0.04)	(0.82)	(0.29)	(0.63)	—	(0.51)
Net asset value, end of period	$14.32	$14.62	$19.24	$13.96	$8.55	$17.11
Total return (%)[4]	(1.70)	(20.48)	40.60	77.19	(50.03)[5]	33.48

Ratios and supplemental data

Net assets, end of period (in millions)	$104	$214	$196	$23	$8	$2
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.11	1.07	1.11	1.36[6]	1.18[7]	1.74
Expenses net of fee waivers
and credits	1.11	1.07	1.11	1.17[6]	1.06[7]	1.09
Net investment income (loss)	0.04	(0.21)	0.09	0.10	0.62[7]	0.15
Portfolio turnover (%)	93	136	209	198	167	114

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.
7 Annualized.

CLASS R2 SHARES Period ended	10-31-12[1]

Per share operating performance

Net asset value, beginning of period	$15.45
Net investment income[2]	0.01
Net realized and unrealized loss on investments	(1.14)
Total from investment operations	(1.13)
Net asset value, end of period	$14.32
Total return (%)[3]	(7.31)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	20.36[6]
Expenses net of fee waivers and credits	1.60[6]
Net investment income	0.13[6]
Portfolio turnover (%)	93[7]

1 The inception date for Class R2 shares is 3-1-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

See notes to financial statements	Annual report | Global Opportunities Fund	21

CLASS R6 SHARES Period ended	10-31-12	10-31-11[1]

Per share operating performance

Net asset value, beginning of period	$14.68	$15.00
Net investment income (loss)	0.02	(0.03)[2]
Net realized and unrealized loss on investments	(0.27)	(0.25)
Total from investment operations	(0.25)	(0.28)
Less distributions
From net investment income	(0.05)	(0.04)
Net asset value, end of period	$14.38	$14.68
Total return (%)[3]	(1.68)	(1.85)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	22.44	17.35[6]
Expenses net of fee waivers and credits	1.10	1.11[6]
Net investment income (loss)	0.18	(1.36)[6]
Portfolio turnover (%)	93	136[7]

1 The inception date for Class R6 shares is 9-1-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

CLASS NAV SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07[2]

Per share operating performance

Net asset value, beginning of period	$14.68	$19.32	$14.02	$8.56	$17.12	$17.63
Net investment income (loss)[3]	0.05	(0.01)	0.04	0.03	0.06	(0.01)
Net realized and unrealized gain (loss)
on investments	(0.29)	(3.79)	5.57	6.06	(8.62)	0.01
Total from investment operations	(0.24)	(3.80)	5.61	6.09	(8.56)	—
Less distributions
From net investment income	(0.05)	(0.52)	(0.31)	(0.60)	—	—
From net realized gain	—	(0.32)	—	(0.03)	—	(0.51)
Total distributions	(0.05)	(0.84)	(0.31)	(0.63)	—	(0.51)
Net asset value, end of period	$14.39	$14.68	$19.32	$14.02	$8.56	$17.12
Total return (%)[4]	(1.55)	(20.40)	40.76	77.85	(50.00)[5]	0.07[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$7	$8	$12	$5	$1	—[6]
Ratios (as a percentage of average
net assets):
Expenses before reductions	0.96	0.96	0.97	1.05[7]	1.02[8]	1.70[8]
Expenses net of fee waivers
and credits	0.96	0.96	0.97	1.05[7]	0.97[8]	1.05[8]
Net investment income (loss)	0.33	(0.08)	0.27	0.25	0.51[8]	(0.17)[8]
Portfolio turnover (%)	93	136	209	198	167	114[9]

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 The inception date for Class NAV shares is 10-29-07.
3 Based on the average daily shares outstanding.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Less than $500,000.
7 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.
8 Annualized.
9 Portfolio turnover is shown for the period from 1-1-07 to 12-31-07.

22	Global Opportunities Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Global Opportunities Fund (the Fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Foreign securities and currencies, including forward foreign currency contracts), are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Annual report | Global Opportunities Fund	23

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Brazil	$63,619,720	$63,619,720	—	—
Canada	123,239,643	123,239,643	—	—
Egypt	16,511,418	—	$16,511,418	—
France	35,248,341	—	35,248,341	—
India	47,652,573	8,138,762	39,513,811	—
Ireland	6,399,589	6,399,589	—	—
Italy	32,635,790	—	32,635,790	—
Japan	9,355,751	—	9,355,751	—
Netherlands	8,367,391	8,367,391	—	—
Spain	9,847,158	—	9,847,158	—
Switzerland	18,367,813	15,382,297	2,985,516	—
United Kingdom	21,197,985	21,197,985	—	—
United States	199,202,392	199,199,558	—	$2,834
Short-Term Investments
Repurchase Agreement	2,000,000	—	2,000,000	—

Total Investments in
Securities	$593,645,564	$445,544,945	$148,097,785	$2,834
Other Financial
Instruments:
Forward Foreign
Currency Contracts	($579,254)	—	($579,254)	—

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend

24	Global Opportunities Fund | Annual report

income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2012 were $1,854. For the year ended October 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Annual report | Global Opportunities Fund	25

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2012, the Fund has $136,978,136 of capital loss carryforward available to offset future net realized capital gains, which expires as follows:

NO EXPIRATION DATE
SHORT TERM	LONG TERM

$32,298,063	$104,680,073

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2012 and October 31, 2011 was as follows:

	OCTOBER 31, 2012	OCTOBER 31, 2011

Ordinary Income	$1,167,956	$35,851,784
Long-Term Capital Gain	—	$12,525,712

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2012, the components of distributable earnings on a tax basis consisted of $3,629,193 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies, wash sale loss deferrals and redemptions-in-kind.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement

26	Global Opportunities Fund | Annual report

payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2012, the Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended October 31, 2012, the Fund held forward foreign currency contracts with USD notional values ranging from $304.0 million to $1.3 billion, as measured at each quarter end. The following table summarizes the contracts held at October 31, 2012.

	PRINCIPAL AMOUNT	PRINCIPAL AMOUNT			UNREALIZED
	COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Buys
BRL	64,960,000	$32,000,000	Morgan Stanley &	11/5/2012	($16,543)
			Company, Inc.
INR	2,162,400,000	40,000,000	Morgan Stanley &	11/2/2012	197,044
			Company, Inc.
JPY	3,198,887,223	41,253,607	Bank of Montreal	11/20/2012	(1,176,565)
Total		$113,253,607			($996,064)
Sells
BRL	65,385,600	32,000,000	Morgan Stanley &	11/5/2012	(193,004)
			Company, Inc.
BRL	65,241,600	32,000,000	Morgan Stanley &	12/4/2012	2,773
			Company, Inc.
CAD	40,689,425	41,145,315	State Street Bank	11/20/2012	419,733
			and Trust Company
CHF	8,065,317	8,451,376	Bank of Nova	11/20/2012	(211,279)
			Scotia
INR	2,154,800,000	40,000,000	Morgan Stanley &	11/2/2012	(55,767)
			Company, Inc.
INR	2,178,400,000	40,000,000	Morgan Stanley &	12/4/2012	(240,574)
			Company, Inc.
JPY	3,198,887,223	40,771,970	Bank of Montreal	11/20/2012	694,928
		$234,368,661			$416,810

Currency Abbreviation

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
INR	Indian Rupee
JPY	Japanese Yen

Annual report | Global Opportunities Fund	27

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2012 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Foreign Exchange	Receivable/Payable for	Forward	$1,314,478	($1,893,732)
Contracts	foreign forward currency	foreign currency
	exchange contracts	contracts

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

RISK	STATEMENT OF OPERATIONS LOCATION	FOREIGN CURRENCY TRANSACTIONS*

Foreign exchange contracts	Net realized gain (loss)	$15,004,079

* Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

		TRANSLATION OF ASSETS AND
RISK	STATEMENT OF OPERATIONS LOCATION	LIABILITIES INTO FOREIGN CURRENCIES*

Foreign exchange contracts	Change in unrealized appreciation	$9,587,841
	(depreciation)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust including the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.850% of the first $500,000,000 of the Fund’s average daily net assets; (b) 0.825% of the next $500,000,000 of the Fund’s average daily net assets; and (c) 0.800% of the Fund’s average daily net assets in excess of $1,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

28	Global Opportunities Fund | Annual report

The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.61% and 1.10% for Class R2 and Class R6 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and extraordinary expenses, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires February 28, 2013, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at the time. Accordingly, these fee waivers and/or expense reimbursements amounted to $11,616 and $20,320 for Class R2 and Class R6 shares, respectively, for the year ended October 31, 2012.

The investment management fees, including the impact of the waivers and reimbursements described above, incurred for the year ended October 31, 2012 were equivalent to a net annual effective rate of 0.837% of the Fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2012 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. In addition, under a service plan for Class R2 shares, the Fund pays for certain other services. The Fund pays the following contractual rates of distribution fees and may pay up to the following contractual rates of service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE	SERVICE FEE

Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $387,380 for the year ended October 31, 2012. Of this amount, $58,551 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $323,823 was paid as sales commissions to broker-dealers and $5,006 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distributions-related services connection with the sale of these shares. During the year ended October 31, 2012, CDSCs received by the Distributor amounted to $130,189 and $44,799 for Class B and Class C shares, respectively.

Annual report | Global Opportunities Fund	29

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2012 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$1,253,166	$831,320	$47,405	$49,800
Class B	283,654	56,410	17,765	7,055
Class C	1,361,613	271,097	25,937	24,482
Class I	—	174,014	34,564	25,191
Class R2	154	18	11,623	245
Class R6	—	29	20,035	394
Total	$2,898,587	$1,332,888	$157,329	$107,167

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The John Hancock Group of Funds Deferred Compensation Plan (the Plan) was in effect on October 31, 2012 but since then has been terminated. Under the Plan, deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended October 31, 2012 and October 31, 2011 were as follows:

	Year ended 10-31-12		Year ended 10-31-11
	Shares	Amount	Shares	Amount
Class A shares

Sold	9,234,161	$128,602,690	32,922,461	$588,660,145
Distributions reinvested	40,351	492,682	1,637,387	28,875,374
Repurchased	(21,303,103)	(293,428,791)	(34,473,526)	(584,722,460)

Net increase (decrease)	(12,028,591)	($164,333,419)	86,322	$32,813,059

Class B shares

Sold	238,459	$3,339,627	1,395,950	$24,740,806
Distributions reinvested	—	—	48,135	824,862
Repurchased	(728,136)	(9,793,106)	(456,746)	(7,336,930)

Net increase (decrease)	(489,677)	($6,453,479)	987,339	$18,228,738

30	Global Opportunities Fund | Annual report

	Year ended 10-31-12		Year ended 10-31-11
	Shares	Amount	Shares	Amount
Class C shares

Sold	1,211,517	$16,981,626	7,857,308	$140,696,620
Distributions reinvested	—	—	264,470	4,546,573
Repurchased	(5,102,932)	(68,492,750)	(4,134,631)	(65,810,146)

Net increase (decrease)	(3,891,415)	($51,511,124)	3,987,147	$79,433,047

Class I shares

Sold	5,121,280	$71,322,564	18,707,402	$323,881,786
Distributions reinvested	39,266	482,188	371,102	6,524,268
Repurchased	(12,475,589)	(175,443,819)	(14,654,064)	(245,220,097)

Net increase (decrease)	(7,315,043)	($103,639,067)	4,424,440	$85,185,957

Class R2 shares[1]

Sold	8,422	$128,177	—	—

Net increase	8,422	$128,177	—	—

Class R6 shares[2]

Sold	259	$3,475	6,667	$100,000

Net increase	259	$3,475	6,667	$100,000

Class NAV shares

Sold	294,925	$4,301,223	249,299	$4,381,807
Distributions reinvested	2,166	26,689	26,099	464,447
Repurchased	(331,287)	(4,776,007)	(370,479)	(6,636,533)

Net decrease	(34,196)	($448,095)	(95,081)	($1,790,279)

Net increase (decrease)	(23,750,241)	($326,253,532)	9,396,834	$213,970,522

1 The inception date for Class R2 shares is 3-1-12.

2 The inception date for Class R6 shares is 9-1-11.

Affiliates of the Fund owned 77%, 96% and 100% of shares of beneficial interest of Class R2, Class R6 and Class NAV shares, respectively, on October 31, 2012.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $669,755,303 and $978,705,138, respectively, for the year ended October 31, 2012.

Annual report | Global Opportunities Fund	31

Note 8 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended October 31, 2012, is set forth below:

	BEGINNING	ENDING
	SHARE	SHARE	REALIZED	DIVIDEND	ENDING
AFFILIATE	AMOUNT	AMOUNT	GAIN (LOSS)	INCOME	VALUE

BHG SA
Bought: None
Sold: 376,229	2,723,646	2,347,417	($137,255)	None	$23,230,881

Fortune Minerals, Ltd.
Bought: 344,154
Sold: 544,658	8,551,064	8,350,560	$121,577	None	$4,013,285

Ivanhoe Energy, Inc.
Bought: 2,877,930
Sold: 1,468,882	20,337,074	21,746,122	($229,846)	None	$13,499,470

Karnalyte Resources, Inc.
Bought: 376,239
Sold: 142,027	2,319,557	2,553,769	$202,757	None	$20,967,115

Warren Resources, Inc.
Bought: None
Sold: 857,564	7,992,084	7,134,520	$519,288	None	$20,333,382

32	Global Opportunities Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and
the Shareholders of John Hancock Global Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Opportunities Fund (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2012

Annual report | Global Opportunities Fund	33

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $8,923,398. The Fund intends to pass through foreign tax credits of $877,121.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

In prior years, certain dividends paid by the Fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, such favorable treatment of dividend income is scheduled to expire as are certain other favorable tax provisions. As a result, absent congressional action, the maximum tax rate on dividend income will increase from 15% to 39.6%. Congress is considering various tax law changes that could alter these changes in tax rates or that could otherwise affect the Fund or its shareholders.

34	Global Opportunities Fund | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Global Opportunities Fund (the Fund), a series of John Hancock Investment Trust (the Trust), met in-person on May 6–8 and June 3–5, 2012 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

On June 3–5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3–5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3–5, 2012, Investment Performance Committee B was a standing committee of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee B was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 6–8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (Lipper), on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as

Annual report | Global Opportunities Fund	35

institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 6–8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6–8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3–5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreement, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and its affiliate’s transfer agency operations and considered the Adviser’s and its affiliates’ policies and procedures for assuring compliance with applicable laws and regulations.

36	Global Opportunities Fund | Annual report

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not mutual funds, the differences in services relate to the greater share purchase and redemption activity in a mutual fund, the generally higher turnover of mutual fund portfolio holdings, the more burdensome regulatory and legal obligations of mutual funds and the higher marketing costs for mutual funds. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

				SINCE INCEPTION
	1 YEAR	3 YEAR	5 YEAR	(2-28-05)

Global Opportunities Fund	–31.89%	19.80%	2.35%	7.57%
Class A Shares
Global Multi-Cap Core Category Average	–6.74%	13.34%	–1.75%	2.63%
S&P Global BMI TR Index	–7.72%	13.53%	–1.16%	3.59%

The Board noted that, although the Fund had underperformed its Category’s average performance and its benchmark index’s performance over the one-year period, the Fund had outperformed its Category’s average performance and its benchmark index’s performance over all other periods shown. The Board was informed of certain strategic initiatives that the Adviser has undertaken in an attempt to address the Fund’s performance volatility, including portfolio construction adjustments and risk controls in managing the Fund.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts.

Annual report | Global Opportunities Fund	37

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and, if different, the Fund’s total operating expense ratio after taking into account any fee waiver or expense waiver agreement by the Adviser (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Expense Group median.

The Board noted that the Fund’s advisory fee ratio was one basis point below the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios for Class A shares contained in the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	FUND — CLASS A	EXPENSE GROUP MEDIAN

Advisory Fee Ratio	0.83%	0.84%
Gross Expense Ratio	1.47%	1.39%
Net Expense Ratio	1.47%	1.36%

The Board was made aware of the higher custody fees associated with investing in foreign securities, which impacted the level of the Fund’s Gross Expense Ratio.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board considered limited profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered basic assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

38	Global Opportunities Fund | Annual report

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreement each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

Annual report | Global Opportunities Fund	39

Special Shareholder Meeting

On November 15, 2012, a Special Meeting of the Shareholders of John Hancock Investment Trust and each of its series, including John Hancock Global Opportunities Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Investment Trust.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	186,793,981.29	2,454,725.91
Peter S. Burgess	186,767,594.21	2,481,112.98
William H. Cunningham	186,751,001.08	2,497,706.12
Grace K. Fey	186,971,057.60	2,277,649.60
Theron S. Hoffman	186,860,324.01	2,388,383.19
Deborah C. Jackson	187,030,187.95	2,218,519.25
Hassell H. McClellan	186,781,849.17	2,466,858.02
James M. Oates	186,740,904.19	2,507,803.01
Steven R. Pruchansky	186,832,688.86	2,416,018.33
Gregory A. Russo	186,893,937.02	2,354,770.18
Non-Independent Trustees
James R. Boyle	186,948,038.35	2,300,668.84
Craig Bromley	186,944,350.74	2,304,356.46
Warren A. Thomson	186,985,205.97	2,263,501.23

40	Global Opportunities Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James M. Oates,[2] Born: 1946	2012	240

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairman of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III
(2005–2006); Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable
Insurance Trust; Trustee and Chairman of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	240

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust (since
1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	240

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	240

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000);
former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks
Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986); Trustee,
John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	240

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Annual report | Global Opportunities Fund	41

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	240

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	240

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	240

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2005).

Steven R. Pruchansky, Born: 1944	1991	240

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairman of the Board (2011–2012),
John Hancock retail funds; Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2012).

Gregory A. Russo, Born: 1949	2009	240

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

42	Global Opportunities Fund | Annual report

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[2] Born: 1959	2012	240

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	240

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2010), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	240

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since
2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since
2001, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Annual report | Global Opportunities Fund	43

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust (since 2010 and 2007–2009, including prior positions); Treasurer, John Hancock Fund II
(since 2010, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210–2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800–225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Fund, effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive or director with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

44	Global Opportunities Fund | Annual report

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Advisers, LLC
Charles L. Bardelis*
James R. Boyle†	Subadviser
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Steven R. Pruchansky, Vice Chairman	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Global Opportunities Fund	45

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Global Opportunities Fund.	69A 10/12
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/12

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2012, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2012 and 2011. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2012	October 31, 2011

John Hancock Balanced Fund	$41,507	$33,599

John Hancock Large Cap Equity Fund	37,371	29,153

John Hancock Global Opportunities Fund	34,086	25,950

John Hancock Small Cap Intrinsic Value Fund	31,630	25,253

John Hancock Sovereign Investors Fund	28,992	28,284

Total	$173,586	$142,239

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	October 31, 2012	October 31, 2011

John Hancock Balanced Fund	$1,094	$2,238

John Hancock Large Cap Equity Fund	1,094	2,238

John Hancock Global Opportunities Fund	1,094	2,238

John Hancock Small Cap Intrinsic Value Fund	1,094	2,238

John Hancock Sovereign Investors Fund	1,094	2,238

Total	$5,470	$11,190

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2012 and 2011. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2012	October 31, 2011

John Hancock Balanced Fund	$3,903	$3,789

John Hancock Large Cap Equity Fund	3,032	2,943

John Hancock Global Opportunities Fund	2,787	2,706

John Hancock Small Cap Intrinsic Value Fund	2,629	2,552

John Hancock Sovereign Investors Fund	3,022	2,934

Total	$15,373	$14,924

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2012 and 2011 amounted to the following:

Fund	October 31, 2012	October 31, 2011

John Hancock Balanced Fund	$419	$205

John Hancock Large Cap Equity Fund	419	205

John Hancock Global Opportunities Fund	419	1,316

John Hancock Small Cap Intrinsic Value Fund	419	205

John Hancock Sovereign Investors Fund	171	205

Total	$1,847	$2,136

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2012, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2012 and 2011 amounted to the following:

Trust	October 31, 2012	October 31, 2011

John Hancock Investment Trust	$3,673,154	$1,688,838

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	December 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	December 20, 2012

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 20, 2012